As filed with the Securities and Exchange Commission on April 19, 2013
Registration Nos.

333-80825
811-09389

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 31	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 95	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE & ANNUITY COMPANY

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-7286
(Depository’s Telephone Number, including Area Code)

Charlene Grant
Assistant Vice President
Pacific Life & Annuity Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment. Such effective date shall be ______________________.

Title of securities being registered: interests in the Separate Account under Pacific Select Exec II-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT EXEC II – NY PACIFIC SELECT EXEC III – NY PACIFIC SELECT EXEC IV – NY	PROSPECTUS MAY 1, 2013

Pacific Select Exec II-NY, Policy #P98-52-NY (“Exec II-NY”), Pacific Select Exec III-NY, Policy #P03SE3-NY (“Exec III-NY”) and Pacific Select Exec IV-NY, Policy #P07SE4NY (“Exec IV-NY”) are flexible premium variable life insurance policies issued by Pacific Life & Annuity Company (collectively referred to as “Policy” or “Policies”) through Pacific Select Exec Separate Account of PL&A.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.
•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.
•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

Pacific Select Fund

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

Van Eck VIP Trust

You will find a complete list of each Variable Investment Option on the next page. This Policy also offers the following fixed Investment Options:

FIXED OPTIONS
Fixed Account
Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

These Policies are no longer offered for sale.

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Emerging Markets Debt Portfolio
International Small-Cap Portfolio
Mid-Cap Value Portfolio
Equity Index Portfolio
Large-Cap Growth Portfolio
Small-Cap Index Portfolio
Small-Cap Equity Portfolio
American Funds® Asset
Allocation Portfolio
American Funds Growth-Income
Portfolio
American Funds Growth Portfolio
Large-Cap Value Portfolio
Technology Portfolio
Floating Rate Loan Portfolio	Global Absolute Return Portfolio
Small-Cap Growth Portfolio
Comstock Portfolio
Focused 30 Portfolio
Health Sciences Portfolio
International Value Portfolio
Long/Short Large-Cap Portfolio
Value Advantage Portfolio
Growth Portfolio
(formerly called Growth LT)
International Large-Cap Portfolio
Mid-Cap Growth Portfolio
Real Estate Portfolio
Small-Cap Value Portfolio
Main Street® Core Portfolio	Emerging Markets Portfolio
Cash Management Portfolio
Floating Rate Income Portfolio
High Yield Bond Portfolio
Managed Bond Portfolio
Inflation Managed Portfolio
Pacific Dynamix – Conservative
Growth Portfolio
Pacific Dynamix – Moderate
Growth Portfolio
Pacific Dynamix – Growth Portfolio
Portfolio Optimization
Conservative Portfolio
Portfolio Optimization Moderate-
Conservative Portfolio	Portfolio Optimization Moderate
Portfolio
Portfolio Optimization Growth
Portfolio
Portfolio Optimization Aggressive-
Growth Portfolio
Mid-Cap Equity Portfolio
Dividend Growth Portfolio
Short Duration Bond Portfolio
Currency Strategies Portfolio
Precious Metals Portfolio
Diversified Bond Portfolio
Inflation Protected Portfolio

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Invesco V.I. International Growth Fund Series II

American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Fund Class II

BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Dreyfus Variable Investment Fund
Dreyfus Appreciation Portfolio Service Shares

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Freedom 2035 Service Class 2
Fidelity VIP Freedom 2045 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Class 2
Templeton Global Bond Securities Fund Class 2

GE Investments Funds, Inc.
GE Investments Total Return Fund Class 3

Janus Aspen Series
Janus Aspen Series Overseas Portfolio Service Shares
Janus Aspen Series Enterprise Portfolio Service Shares

Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Portfolio Service Class

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio – Class II
ClearBridge Variable Mid Cap Core Portfolio – Class II

Lord Abbett Series Fund, Inc.
Lord Abbett Developing Growth Portfolio Class VC
Lord Abbett Fundamental Equity Portfolio Class VC
Lord Abbett Total Return Portfolio Class VC

MFS® Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

Neuberger Berman Advisers Management Trust
Neuberger Berman Socially Responsive Portfolio I Class

Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA Service Shares

PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Portfolio – Advisor Class

Royce Capital Fund
Royce Micro-Cap Service Class Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund Initial Class

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your insurance producer for additional information about your Policy. All of your material rights and obligations are disclosed in this prospectus.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy.

Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Total Face Amount

•	change the Beneficiary

•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Total Face Amount of your Policy.

•	Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

You may choose between two ways to calculate the Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while an Insured is alive.

Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your insurance producer.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your insurance producer.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Total Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.

•	limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

FEE TABLES FOR EXEC II-NY

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	2.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years and on any Face Amount increase for 10 Policy Years from effective date	$0.73–$32.76 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$12.65 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[6]

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[4]	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[5]

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the Age and Risk Class of the Insured. The surrender charge is reduced to $0 in Policy Year 11 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[3]	There is no charge currently imposed upon a transfer.

[4]	Certificate of Coverage is available without charge.

[5]	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

[6]	We do not currently charge administrative or underwriting service fees.

FEE TABLES FOR EXEC II-NY

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1] Minimum and maximum	Monthly Payment Date	$0.05–$83.34 per $1,000 of Net Amount at Risk	$0.05–$70.93 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.29 per $1,000 of Net Amount At Risk	Same

Administrative charge	Monthly Payment Date	$7.50	Same

Mortality and expense risk
Face amount charge[2] Minimum and maximum	Monthly Payment Date for 10 years, beginning effective date of coverage for initial Face Amount and for each Face Amount increase	$0.06–$0.50 per $1,000 of face amount	Same

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of face amount	Same

Asset charge	Monthly Payment Date	0.75% annually (0.0625% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.35% annually (0.029% monthly) of Accumulated Value in excess of $25,000 in Investment Options[3]	Same

Loan interest charge	Policy Anniversary	3.55% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL RIDERS AND BENEFITS Minimum and Maximum[5]

Annual Renewable Term Rider	Monthly Payment Date
Cost of insurance		$0.06–$83.34 per $1,000 of Net Amount At Risk	$0.05–$83.34 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of Net Amount At Risk	$0.07 per $1,000 of Net Amount At Risk

Mortality and expense risk face amount charge		$0.06–$0.37 per $1,000 of face amount	$0

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of face amount	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount	$0.05–$83.34 per $1,000 of Rider Face Amount

Charge during Policy Year 1 for a female select non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of Rider Face Amount	$0.06 per $1,000 of Rider Face Amount

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of face amount	Same

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of face amount	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[6]		$0.28 per $1,000 of face amount	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[7]	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Net Amount At Risk[7]	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specification will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your insurance producer or us. Also, before you increase the Face Amount of your Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk.

[2]	The mortality and expense risk charge rate is based on the Insured’s Age and Risk Class and the Face Amount on the Policy Date. Each Face Amount increase will have a corresponding face amount charge related to the amount of the increase, based on the Insured’s Age and Risk Class at the time of the increase. Ask your insurance producer for information on this charge for your Policy. The mortality and risk face amount charges shown in the table may not be typical of the charges you will pay. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[3]	Starting in Policy Year 11 and thereafter, the mortality and expense risk asset charge is reduced to 0.45% annually (0.0375% monthly) of the first $25,000 of Accumulated Value in the Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in the Investment Options.

[4]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 3.00% for 10 years and 3.3% thereafter. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[5]	Riders are briefly described under THE DEATH BENEFIT – Optional Riders and Benefits and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the optional Rider charge rates applicable to your Policy, and more detailed information concerning your optional Rider charges is available on request from your insurance producer or us. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[6]	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

[7]	Plus any Annual Renewable and Convertible Term Rider Face Amount.

FEE TABLES FOR EXEC III-NY

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	2.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years and on any Face Amount increase for 10 Policy Years from effective date	$0.73–$44.81 per $1,000 of Face Amount[2]
Charge at end of Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$12.65 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[4]

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[5]	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[6]

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the Insured’s Age and Risk Class. The surrender charge is reduced to $0 in Policy Year 11 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[3]	There is no charge currently imposed upon a transfer.

[4]	We do not currently charge administrative or underwriting service fees.

[5]	Certificate of Coverage is available without charge.

[6]	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount at Risk	$0.04–$70.93 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.29 per $1,000 of Net Amount At Risk	Same

Administrative charge[2]	Monthly Payment Date	$7.50	Same

Mortality and expense risk
Face amount charge[3] Minimum and maximum	Monthly Payment Date for 10 years, beginning effective date of coverage for initial Face Amount and for each Face Amount increase	$0.06–$0.50 per $1,000 of face amount	Same

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of face amount	Same

Asset charge[2]	Monthly Payment Date	0.75% annually (0.0625% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.35% annually (0.029% monthly) of Accumulated Value in excess of $25,000 in Investment Options[4]	Same

Loan interest charge	Policy Anniversary	3.55% of Policy’s Loan Account balance annually[5]	Same

OPTIONAL RIDERS AND BENEFITS Minimum and Maximum[6]

Annual Renewable Term Rider	Monthly Payment Date
Cost of insurance		$0.06–$83.34 per $1,000 of Net Amount At Risk	$0.05–$82.70 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of Net Amount At Risk	$0.07 per $1,000 of Net Amount At Risk

Mortality and expense risk face amount charge		$0.06–$0.37 per $1,000 of face amount	$0

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of face amount	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount	$0.05–$82.70 per $1,000 of Rider Face Amount

Charge during Policy Year 1 for a female select non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of Rider Face Amount	$0.06 per $1,000 of Rider Face Amount

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of face amount	Same

FEE TABLES FOR EXEC III-NY

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of face amount	Same

Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[7]		$0.28 per $1,000 of face amount	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[8]	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Net Amount At Risk[8]	Same

[1]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your insurance producer or us. Also, before you increase the Face Amount of your Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk.

[2]	When the Insured reaches Age 100, this charge is reduced to $0.

[3]	The mortality and expense risk charge rate is based on the Insured’s Age and Risk Class and the Face Amount on the Policy Date. Each Face Amount increase will have a corresponding face amount charge related to the amount of the increase, based on the Insured’s Age and Risk Class at the time of the increase. Ask your insurance producer for information on this charge for your Policy. The mortality and risk face amount charges shown in the table may not be typical of the charges you will pay. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications.

[4]	Starting in Policy Year 11 and thereafter, the mortality and expense risk asset charge is reduced to 0.45% annually (0.0375% monthly) of the first $25,000 of Accumulated Value in the Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in the Investment Options.

[5]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 3.00% for 10 years and 3.3% thereafter. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[6]	Riders are briefly described under THE DEATH BENEFIT – Optional Riders and Benefits and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the optional Rider charge rates applicable to your Policy, and more detailed information concerning your optional Rider charges is available on request from your insurance producer or us. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[7]	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

[8]	Plus any Annual Renewable and Convertible Term Rider Face Amount.

FEE TABLES FOR EXEC IV-NY

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum premium load	Upon receipt of premium	6.35% of premium

Maximum Surrender Charge Basic Coverage	Upon full surrender of Policy during the first 10 Policy Years and on any Face Amount increase for 10 Policy Years from effective date of Coverage Layer	$0.72–$39.89 per $1,000 of Face Amount[1]
Charge at end of Policy Year 1 for a male non-smoker who is Age 35 at Policy issue who elects:
Death Benefit Option A or C		$6.30 per $1,000 of Face Amount
Death Benefit Option B		$8.29 per $1,000 of Face Amount

Additional Coverage		No surrender charge

ABR Coverage		No surrender charge

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[2]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[3]

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy[4]	Upon request for duplicate Policy	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	The surrender charge is based on the Death Benefit Option elected, and the Insured’s Age and Risk Class on the Policy Date or on the effective date of a later Coverage Layer. The surrender charge decreases monthly until it is reduced to $0 in Policy Year 11 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[2]	There is no charge currently imposed on a transfer.

[3]	We do not currently charge administrative or underwriting service fees.

[4]	Certificate of coverage available without charge.

FEE TABLES FOR EXEC IV-NY

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Administrative charge[1]	Monthly Payment Date	$7.50	Same

Asset charge[1]	Monthly Payment Date	During the first 10 Policy Years: 0.75% annually (0.0625% monthly) of the first $25,000 of Accumulated Value in the Variable Investment Options, plus 0.35% annually (0.0292% monthly) of the Accumulated Value in the Variable Investment Options in excess of $25,000	Same

Policy Year 11 and thereafter: 0.45% annually (0.0375% monthly) of the first $25,000 of Accumulated Value in the Variable Investment Options, plus 0.05% annually (0.0042% monthly) of the Accumulated Value in the Variable Investment Options in excess of $25,000

Loan Interest Charge	Policy Anniversary	3.55% of Policy’s Loan Account balance annually[4]	Same

Basic Coverage

Cost of insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount At Risk	Same

Charge during Policy Year 1 for a male standard nonsmoker who is Age 35 at Policy issue		$0.14 per $1,000 of Net Amount At Risk	Same

Coverage charge[1,3] Minimum and maximum	Monthly Payment Date	$0.06–$0.40 per $1,000 of Coverage Layer Face Amount	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue and elects:

Death Benefit Option A		$0.12 per $1,000 of Coverage Layer Face Amount	Same
Death Benefit Option B		$0.17 per $1,000 of Coverage Layer Face Amount	Same

Additional Coverage

Cost of insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk	$0.04–$83.34 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard nonsmoker who is Age 35 at Policy issue		$0.18 per $1,000 of Net Amount At Risk	$0.06 per $1,000 of Net Amount At Risk

Coverage charge[1,3] Minimum and maximum	Monthly Payment Date	$0.06–$0.40 per $1,000 of Coverage Layer Face Amount	$0

AMOUNT DEDUCTED –
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED –
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue and elects:
Death Benefit Option A		$0.12 per $1,000 of Coverage Layer Face Amount	$0
Death Benefit Option B		$0.17 per $1,000 of Coverage Layer Face Amount	$0

ABR Coverage

Cost of insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount At Risk	Same

Charge during Policy Year 1 for a male standard nonsmoker who is Age 35 at Policy issue		$0.14 per $1,000 of Net Amount At Risk	Same

Coverage charge[1,3] Minimum and maximum	Monthly Payment Date	$0–$1.20 per $1,000 of Coverage Layer Face Amount	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue		$0 per $1,000 of Coverage Layer Face Amount	Same

OPTIONAL RIDERS AND BENEFITS Minimum and Maximum[5]

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount	$0.02–$83.34 per $1,000 of Rider Face Amount

Charge during Policy Year 1 for a female standard nonsmoker who is Age 35 at Policy issue		$0.14 per $1,000 of Rider Face Amount	$0.06 per $1,000 of Rider Face Amount

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of insurance coverage on each child	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue		$0.40 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of monthly benefit	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue[6]		$0.28 per $1,000 of monthly benefit	Same

Overloan Protection Rider	Upon exercise of Rider	1.12%–4.52% of Accumulated Value on date of exercise	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[7]	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue		$0.06 per $1,000 of Net Amount At Risk[7]	Same

[1]	This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

FEE TABLES FOR EXEC IV-NY

[2]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance rates applicable to your Policy, and more detailed information about your cost of insurance rates is available on request from your insurance producer or us. Also, before you increase a Coverage Layer of your Policy, you may request personalized Illustrations of your future benefits under the Policy based on the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk. For an example of how the cost of insurance rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix B.

[3]	The coverage charge rate is based on the Death Benefit Option elected, and the Insured’s Age and Risk Class and the Face Amount on the Policy Date. Each Coverage Layer will have a corresponding coverage charge related to the amount of the increase, based on the Insured’s Age and Risk Class at the time of the increase. Ask your insurance producer for information on this charge for your Policy. The coverage charges shown in the table may not be typical of the charges you will pay. The coverage charge for your Policy will be stated in the Policy Specifications. For an example of how the coverage charge rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix B.

[4]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 3.00% for 10 years and 3.3% thereafter. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[5]	Riders are briefly described under THE DEATH BENEFIT – Optional Riders and Benefits and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the age and Risk Class of the person Insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the optional Rider charge rates applicable to your Policy, and more detailed information concerning your optional Rider charges is available on request from your insurance producer or us. Ask your insurance producer for information on optional Rider charges for your Policy.

[6]	Guaranteed Insurability Rider is only available to Insureds Age 37 and under at Policy issue.

[7]	Plus any Annual Renewable and Convertible Term Rider Face Amount.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2012, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	3.23%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.20%

[1]	For the Lord Abbett Developing Growth Portfolio for the period May 1, 2013 through April 30, 2014, Lord Abbett has contractually agreed to waive its fees and to reimburse expenses to limit total annual operating expenses of 26.16% to a total net annual operating expense of 0.90%.

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means an Exec II-NY, Exec III-NY, or Exec IV-NY variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your insurance producer or call us at (888) 595-6997.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Additional Coverage – is one of the Coverage Components under this policy and provides term life insurance coverage on the Insured.

Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including the Age and Risk Class of the Insured, Death Benefit election, Face Amount, and the Policy duration.

Coverage Components – provide life insurance coverage on the Insured. There are three coverage components: Basic Coverage, Additional Coverage and ABR Coverage. Basic Coverage is a required Coverage Component. Additional Coverage and ABR Coverage are optional Coverage Components.

Coverage Layer – is the amount of coverage purchased at a given time. Each Coverage Layer has an associated Face Amount, Risk Class, effective date, and charges.

Death Benefit – the amount which is payable on the date of the Insured’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount of insurance coverage on the Insured provided by the Policy, a term insurance rider (Exec II-NY and Exec III-NY only) or a Coverage Component (Exec IV-NY). It is used in determining the Death Benefit. The Face Amount may be increased or decreased under certain circumstances.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Fund – Pacific Select Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for the Total Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, the Fixed Options, and any additional investment options that we may add.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Maturity Date – the Policy Anniversary on which the Insured is Age 100 (for Exec II-NY Policies only).

Minimum Death Benefit – the lowest Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insured.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.002466, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on an Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Tax Code – the Internal Revenue Code.

Total Face Amount – The sum of the Face Amount of Policy Coverage and the Face Amounts of any Rider providing coverage on the Insured, unless specifically excluded.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

POLICY BASICS

The Policies are flexible premium variable life insurance policies that insure the life of one person and pay Death Benefit Proceeds after that person has died.

Your Policy is a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.

•	for Exec II-NY: your Policy matures.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your insurance producer or legal counsel about designating ownership interests.

The Insured
This Policy insures the life of one person who is Age 85 or younger for Exec II-NY and Exec IV-NY and 15 through 85 for Exec III-NY at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form.

You may reach our service representatives at (888) 595-6997 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: VULTransactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered in proper form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Electronic Information Consent
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned Policies, both Owners are consenting that the primary Owner will receive information electronically. (Only the primary Owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (888) 595-6997 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Proper form
We will process your requests once we receive all letters, forms or other necessary documents in proper form, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your insurance producer if you have questions about the proper form required for a request.

When we make payments and transfers
We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments (For Exec II-NY: maturity benefits), and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 3% for Exec II-NY and Exec III-NY and for Exec IV-NY at least 2% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.PacificLifeandAnnuity.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Transaction Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations

•	make transfers between Investment Options

•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services

•	request a Policy loan (by telephone only).

Certain insurance producers are able to give us instructions electronically if authorized by you. You may appoint your insurance producer to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount for Exec II-NY and Exec III-NY

Your Policy’s initial amount of insurance coverage is the sum of the Face Amounts of the initial base Policy and its associated Coverage Components and Riders. We determined the Face Amounts based on instructions provided in your application.

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Face Amount for Exec IV-NY

Your Policy’s initial amount of insurance coverage is the sum of the Face Amounts of the initial Coverage Components. We determined the Face Amount based on instructions provided in your application.

There are three Coverage Components in an Exec IV-NY Policy:

•	Basic Coverage

•	Additional Coverage

•	ABR Coverage

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You choose the proportion of your Policy’s Face Amount that is made up of Basic Coverage, Additional Coverage and ABR Coverage. You will find your Policy’s initial Total Face Amount, including a summary of Face Amount by Coverage Component, in your Policy Specifications.

The Coverage Components provide some flexibility in structuring the Total Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges, coverage charges and the surrender charge. The proportion of Coverage Components may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

You will find examples of how the Coverage Components work together to affect monthly deductions for Policy charges in Appendix B.

Combining Basic Coverage with the Additional Coverage Component may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Basic Coverage has guaranteed maximum charges that are lower than the guaranteed maximum charges of the Additional Coverage Component.

Combining Basic Coverage with the ABR Coverage Component may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under the Basic Coverage alone. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your insurance producer before purchasing any life insurance product. Your insurance producer can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision. You should also consider a periodic review of your coverage with your insurance producer.

The Death Benefit

This Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we will assume you have chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

•	The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Death Benefit Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insureds death.

Choosing Your Death Benefit Option

You chose one of the following three Death Benefit Options for the Death Benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.	Option C – the Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions made.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You chose one of these tests on your application. Once your Policy is issued, you cannot change it.

Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Total Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

•	the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 2.614.

Guideline Premium Test
Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of Death Benefit percentages in Appendix A and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Total Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insured is age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Total Face Amount is $100,000

•	Accumulated Value at the date of death is $25,000

•	total premium paid into the Policy is $30,000

•	the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% × Accumulated Value)

•	the Minimum Death Benefit under the Cash Value Accumulation Test is $65,350 (assuming a Net Single Premium factor of $2.614 of the Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$46,250	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,692.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,680.21

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$65,350	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$65,350	$99,692.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$65,350	$104,680.21

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test

•	$196,050 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$138,750	$63,408.68
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,569.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,408.68

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$196,050	$120,567.73
Option B	Total Face Amount plus Accumulated Value	$175,000	$196,050	$120,567.73
Option C	Total Face Amount plus premiums less distributions	$130,000	$196,050	$120,567.73

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

We will pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we will be required to pay them to the state.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Total Face Amount of your Policy will become less than $50,000. For Exec II-NY and Exec III-NY we may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Changing the Face Amount

You can increase or decrease your Policy’s Total Face Amount as long as we approve it. If you change the total Face Amount, or the Face Amount of a Rider or Coverage Component, we will send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount under the Policy:

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	You may request an increase in your Policy’s Face Amount starting on the first Policy Anniversary.

For Exec II-NY and Exec III-NY:

•	You may increase the Face Amount of the base policy or of one or more riders.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge, surrender charge and maximum surrender charge.

•	For any increase in Face Amount which arises from conversion of a term Rider, we will waive the surrender charge and the mortality and expense risk charge that would otherwise apply for the increase.

•	We will allow an increase in Face Amount only if the resulting Death Benefit increase at least equals our minimum limit on the request date.

•	We will not allow an increase if there has been a prior decrease in Face Amount, including any decrease caused by a withdrawal.

For Exec IV-NY:

•	The insured must be Age 85 or less.

•	You may increase the Face Amount of one or more Coverage Components.

•	Each increase in Face Amount creates a new coverage layer for that Coverage Component. Each Coverage Layer will have an associated cost of insurance rate, coverage charge, and surrender charge.

•	You may not increase the Face Amount of any Coverage Component if you have previously requested a decrease in Face Amount.

Decreasing the Face Amount
Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you have chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

For Exec II-NY and Exec III-NY:

Here are some additional things you should know about decreasing the Face Amount under the Policy:

•	You may not decrease your Policy’s Face Amount before the fifth anniversary of:

•	your Policy Date

•	the effective date of any increase.

•	We will apply any decrease in the Face Amount in the following order:

•	to the most recent increases you made to the Face Amount in the order you made them

•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

For Exec IV-NY:

Here are some additional things you should know about decreasing the Face Amount under the Policy:

•	The Face Amount of any Coverage Layer is eligible for decrease on or after the fifth anniversary of its effective date.

•	We will apply any decrease in the Face Amount to eligible Coverage Layers in the following order:

•	to the most recent eligible increases you made to the Face Amount

•	to the initial Face Amount.

If any Coverage Layers to be decreased have the same effective date, they will be decreased in the following order:

•	Additional Coverage

•	ABR COVERAGE

•	Basic Coverage.

•	We do not charge you for a decrease in Face Amount.

For Exec II-NY, Exec III-NY, and Exec IV-NY:

•	We can refuse your request to decrease the total Face Amount if making the change means:

•	your Policy will no longer qualify as life insurance

•	the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements
At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options

American Funds Asset Allocation Portfolio
BlackRock Global Allocation V.I. Fund
GE Investments Total Return Fund
Pacific Dynamix-Conservative Growth Portfolio
Pacific Dynamix-Moderate Growth Portfolio
Pacific Dynamix-Growth Portfolio
Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate-Conservative Portfolio
Portfolio Optimization Moderate Portfolio
Portfolio Optimization Growth Portfolio
PIMCO Global Multi-Asset Portfolio
Fixed Account
Fixed LT Account

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

•	Annual Renewable Term Rider (for Exec II-NY and Exec III-NY only) Provides annual renewable term insurance on the Insured until Age 80.

•	Annual Renewable and Convertible Term Rider Provides annual renewal term insurance on members of the Insured’s immediate family.

•	Children’s Term Rider Provides term insurance for the children of the Insured.

•	Disability Benefit Rider Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

•	Guaranteed Insurability Rider Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider Waives certain charges if the Insured becomes totally disabled before age 60.

More detailed information about the Annual Renewable Term Rider, Annual Renewable and Convertible Term Rider, Children’s Term Rider, Disability Benefit Rider, Guaranteed Insurability Rider, and the Waiver of Charges Rider appears in the SAI. To obtain a copy of the SAI, visit our website at www.PacificLifeandAnnuity.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

•	Overloan Protection Rider (for Exec IV-NY only)

There is no charge for this Rider unless you exercise it, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect. The minimum five-year premium equals 450% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change even if we recalculate the seven-pay premium for your Policy.

The earliest exercise date is the later of the Policy Anniversary when the Insured is Age 75 or the 15th Policy Anniversary. Your Policy Specifications will show the earliest exercise date, and a range of Ages at which the Rider may be exercised. The Rider may not be exercised after the Insured reaches Age 100.

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met. On the exercise effective date we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. After exercise of the Rider, and while it continues in effect, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

Rider Termination

This Rider will terminate on the earliest of the following events:

•	You do not pay enough premium to meet the minimum five-year premium requirement;

•	The Policy terminates;

•	You make a Written Request to terminate this Rider; or

•	If, after the exercise effective date:

•	any premium is paid

•	any withdrawal is taken

•	any loan repayment is made, other than for loan interest due

•	any Policy benefit is changed or added at your request

•	any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

In general, your Policy coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Total Face Amount.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your coverage with your insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a listbill – that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	by temporary check with the ABA routing number and account number pre-printed on the check

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit under Section 7702 of the Internal Revenue Code, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan
Once you have made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we will withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we will withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums for Exec II-NY and Exec III-NY

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load
We deduct a 2.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.

Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Deductions From Your Premiums for Exec IV-NY

We deduct a maximum premium load of 6.35% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase the premium load if there is an increase in our costs associated with any federal, state or local taxes. Like other Policy charges, we may profit from the premium load and may use these profits for any purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

For Exec III-NY and Exec IV-NY only:

Persistency Credit

Your Policy may be eligible for a persistency credit, based on the length of time it has been In Force.

Beginning on your 16th Policy Anniversary (6th Policy Anniversary for Exec IV-NY) and each Policy Anniversary thereafter, we may credit your Policy with a persistency credit. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

The chart below shows the percentages we intend to use in calculating the persistency credit on certain Policy Anniversaries.

	Policy Anniversary	Policy Anniversary	Policy Anniversary
	6–15	16–20	21+

Exec III-NY	0%	0.10%	0.30%
Exec IV-NY	0.35%	0.35%	0.45%

Your Policy’s persistency credit is not guaranteed, and we do not guarantee to increase the percentage we use to calculate the persistency credit after we begin crediting your Policy. We may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

For Exec II-NY and Exec III-NY:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders

For Exec IV-NY:

•	cost of insurance

•	administrative charge

•	coverage charge

•	asset charge.

We will also deduct charges for any Riders you add to your Policy.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

For Exec II-NY and Exec III-NY we deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for your coverage. For Exec IV-NY we deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates are based on the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not exceed the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

•	Step 1: We divide the Death Benefit that would be payable at the beginning of the policy month by 1.002466

•	Step 2: We subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next we allocate the Net Amount at Risk in proportion to the Face Amount for each Coverage layer.

We then multiply the amount of each allocated Net Amount at Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Guaranteed period
We will guarantee our current cost of insurance rates for 5 years. There is no guaranteed period for the Annual Renewable Term Rider or Additional Coverage.

If you increase the Policy Face Amount, the cost of insurance rates associated with the increase will have a 5-year guaranteed period. This will be effective on the day of the increase.

Administrative charge
We deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. For Exec III-NY and Exec IV-NY, when the Insured reaches Age 100, the administrative charge is reduced to $0.

Mortality and expense risk charge for Exec II-NY and Exec III-NY
Mortality risk is the chance that the people insured by policies we have issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are higher than we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month during the first 10 Policy Years, at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. We will specify these charges in a supplemental schedule of benefits at the time of the increase. We will apply each charge for 10 years from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

•	M&E risk asset charge We deduct a risk asset charge every month.

During Policy Years 1 through 10, we charge an annual rate of 0.75% (0.0625% monthly), of the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options, plus an annual rate of 0.35% (0.0292% monthly), of the Accumulated Value in the Variable Investment Options that exceeds $25,000.

During Policy Years 11 and thereafter, we charge an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Variable Investment Options that exceeds $25,000.

For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans.

An example

For a Policy that insures a male non-smoker who is Age 45 when the Policy is issued, with:

•	a Face Amount of $350,000

•	Accumulated Value of $30,000 in the Variable Investment Options after deducting any Policy Debt.

The monthly charge for the M&E risk face amount charge is:

•	$44.45 (($350,000 ÷ 1,000) × 0.127).

The monthly charge for the M&E risk asset charge is $17.09 in Policy Years 1 through 10 (($25,000 × 0.0625%) plus ($5,000 × 0.0292%)).

The monthly charge for the M&E risk asset charge is $9.59 in Policy Year 11 and thereafter (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)).

Coverage charge for Exec IV-NY
We deduct a coverage charge every month to help cover the costs of distributing our Policies. Each Coverage Layer has its own coverage charge. The amount deducted monthly is the sum of the coverage charges calculated for each Coverage Layer in effect. Like other Policy charges, we may profit from the coverage charge and may use these profits for any lawful purpose such as the payment of administrative costs. The coverage charge for each Coverage Component at issue is charged at a rate that is based on the Insured’s Age and Risk Class on the Policy Date, the Death Benefit Option you elect, the Face Amount of the Coverage Component, and a coverage charge per $1,000 of the initial Face Amount of that Coverage Component of your Policy. Additional Coverage Layers will have a coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. The coverage charge per $1,000 for each Coverage Layer of Basic Coverage will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter. The coverage charge per $1,000 for each Coverage Layer of ABR Coverage increases each Policy Year through Policy Year 10, then is reduced in Policy Year 11 and thereafter. The coverage charge per $1,000 for each Coverage Layer of Additional Coverage is guaranteed to remain level all Policy Years. We may charge less than our guaranteed rate. The coverage charges for your Policy will be shown in your Policy Specifications.

An example

For a Policy that insures a male non-smoker who is Age 35 when the Policy is issued with a total Face Amount of $250,000 comprised of $100,000 of Basic Coverage, $100,000 of ABR Coverage and $50,000 of Additional Coverage, the monthly coverage charge deducted is:

If Death Benefit Option A is elected,

•	$16.65 during Policy Year 1 ($11.10 + $0 + $5.55 = $16.65)
•	$29.85 during Policy Year 5 ($11.10 + $13.20 + $5.55 = $29.85)
•	$46.35 during Policy Year 10 ($11.10 + $29.70 + $5.55 = $46.35)
•	$12.15 during Policy Year 11 and thereafter ($0 + $6.60 + $5.55 = $12.15)

Policy
Year	Basic coverage	ABR coverage	Additional coverage

1	0.111 per $1,000 ($100,000/1000) × 0.111 = $11.10	$0 per $1,000	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55
5	0.111 per $1,000 ($100,000/1000) × 0.111 = $11.10	0.132 per $1,000 ($100,000/1000) × 0.132 = $13.20	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55
10	0.111 per $1,000 ($100,000/1000) × 0.111 = $11.10	0.297 per $1,000 ($100,000/1000) × 0.297 = $29.70	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55
11+	$0 per $1,000	0.066 per $1,000 ($100,000/1000) × 0.066 = $6.60	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55

If Death Benefit Option B is elected,

•	$24.15 during Policy Year 1 ($16.10 + $0 + $8.05 = $24.15)
•	$45.75 during Policy Year 5 ($16.10 + $21.60 + $8.05 = $45.75)
•	$72.75 during Policy Year 10 ($16.10 + $48.60 + $8.05 = $72.75)
•	$18.85 during Policy Year 11 and thereafter ($0 + $10.80 + $8.05 = $18.85)

Policy
Year	Basic coverage	ABR coverage	Additional coverage

1	0.161 per $1,000 ($100,000/1000) × 0.161 = $16.10	$0 per $1,000	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05
5	0.161 per $1,000 ($100,000/1000) × 0.161 = $16.10	0.216 per $1,000 ($100,000/1000) × 0.216 = $21.60	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05
10	0.161 per $1,000 ($100,000/1000) × 0.161 = $16.10	0.486 per $1,000 ($100,000/1000) × 0.486 = $48.60	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05
11+	$0 per $1,000	0.108 per $1,000 ($100,000/1000) × 0.108 = $10.80	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05

If you increase the Face Amount, each increase will have a corresponding coverage charge based on the amount of the increase and the Age and Risk Class of the Insured at the time of the increase. We will specify the charge in a supplemental schedule of benefits at the time of the increase. We will apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

The face amount charge is $0 on and after the Monthly Deduction End Date.

Asset Charge for Exec IV-NY
During the first 10 Policy Years, we deduct an asset charge every month at an annual rate of 0.75% (0.0625% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options plus an annual rate of 0.35% (0.0292% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

In Policy Year 11 and thereafter, we deduct an asset charge every month at an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premiums.

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

An example for Exec IV-NY

For a Policy with Accumulated Value of $30,000 in the Variable Investment Options, the monthly asset charge is:

In Policy Year 1, (($25,000 × 0.0625%) + ($5,000 × 0.0292%) = $15.63 + $1.46) = $17.09

In Policy Year 11, (($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21) = $9.59.

Charges for optional riders
For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Operations Center.

For Exec IV-NY, if there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we will end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we will allocate your Net Premium to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Total Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period, but before the Maturity Date for Exec II-NY, to apply for a reinstatement. We will reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.

For Exec IV-NY:

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

If the Policy is reinstated as of the first Monthly Payment Date following lapse, the Policy will be reinstated as if coverage was continuous and no lapse occurred. If the Policy is reinstated on a Monthly Payment Date other than the first Monthly Payment Date following lapse:

•	Monthly deductions will be reinstated as if coverage was continuous and no lapse occurred. No monthly deductions will be charged between the date of lapse and date of reinstatement.

•	Surrender charges for the Policy will be the same as at the beginning of the grace period, and will decrease on the same schedule as if no lapse occurred.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we will not reinstate the debt.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (888) 595-6997 or submit a request electronically. Or you can ask your insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond portfolios under that name.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-advisers are BlackRock Investment Management, LLC and BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond Securities Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign Securities Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

Neuberger Berman Management LLC is the investment adviser of the Neuberger Berman Advisers Management Trust.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited

International Small-Cap Portfolio	Seeks long-term growth of capital.	Batterymarch Financial Management, Inc.

Mid-Cap Value Portfolio	Seeks long-term growth of capital.	BlackRock Capital Management, Inc.

Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC

Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC

Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC

Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC

American Funds Asset Allocation Portfolio	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income Portfolio	Seeks long-term growth of capital and income.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth Portfolio	Seeks long-term growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC

Technology Portfolio	Seeks long-term growth of capital.	Columbia Management Investment Advisers, LLC

Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Management

Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Management

Small-Cap Growth Portfolio	Seeks capital appreciation; no consideration is given to income.	Fred Alger Management, Inc.

Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Focused 30 Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC

Health Sciences Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC

International Value Portfolio	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	J.P. Morgan Investment Management Inc.

Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.

Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

Growth Portfolio (formerly called Growth LT)	Seeks long-term growth of capital.	MFS Investment Management

International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER

Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Morgan Stanley Investment Management Inc.

Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.

Small-Cap Value Portfolio	Seeks long-term growth of capital.	NFJ Investment Group LLC

Main Street Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.

Cash Management Portfolio	Seeks current income consistent with preservation of capital.	Pacific Asset Management

Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management

High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management

Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC

Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.

Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.

Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.

Currency Strategies Portfolio	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc.

Precious Metals Portfolio	Seeks long-term growth of capital.	Wells Capital Management Incorporated

Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

Inflation Protected Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER

Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

Dreyfus Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Freedom Income Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Strategic Advisers®, Inc.

Fidelity VIP Freedom 2010 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2015 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2020 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2025 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2030 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Freedom 2035 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

FIDELITY VARIABLE
INSURANCE PRODUCTS
FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Fidelity VIP Freedom 2045 Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Strategic Advisers, Inc.

Fidelity VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Templeton Foreign Securities Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC

Templeton Global Bond Securities Fund Class 2	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER

Janus Aspen Series Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

Janus Aspen Series Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC

ClearBridge Variable Mid Cap Core Portfolio – Class II	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC

Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC

Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

MFS Utilities Series Service Class[1]	Seeks total return.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Neuberger Berman Socially Responsive Portfolio I Class	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER

Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

PIMCO Global Multi-Asset Portfolio – Advisor Class	Seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER

Royce Micro-Cap Service Class Portfolio	Long-term growth of capital.	Royce & Associates, LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Seeks long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Seeks to provide substantial dividend income as well as long-term capital growth through investments in common stocks of established companies.	T. Rowe Price Associates, Inc.

VAN ECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER

Van Eck VIP Global Hard Assets Fund Initial Class[2]	Seeks long-term capital appreciation. (Income is a secondary consideration.)	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

[2]	Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to us). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 Policy Years, and 3.3% thereafter.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

•	If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your insurance producer for current interest rates.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed LT Account for Exec II-NY and to the Fixed Options for Exec III-NY and Exec IV-NY in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your insurance producer or contact us.

•	We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Cash Management Variable Account prior to the start of the next calendar year.

•	You may only make 2 transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income Portfolio, American Funds Growth Portfolio, American Funds Asset Allocation Portfolio, Currency Strategies Portfolio, Global Absolute Return Portfolio, Precious Metals Portfolio, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II. For example, if you transfer Accumulated Value from the Fidelity VIP Freedom Income portfolio into the American Funds Growth portfolio, you may make one additional transfer to or from each of those portfolios, during that calendar month.

•	Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value Portfolio, International Small-Cap Portfolio, International Large-Cap Portfolio, Emerging Markets Portfolio, Emerging Markets Debt Portfolio, BlackRock Global Allocation V.I. Fund Class III, GE Investments Total Return Fund Class 3, Invesco V.I. International Growth Fund Series II, Janus Aspen Series Overseas Portfolio Service Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Portfolio Advisor Class, Templeton Foreign Securities Fund Class 2, Templeton Global Bond Securities Fund Class 2 or Van Eck VIP Global Hard Assets Fund Initial Class. For example, if you transfer Accumulated Value from the International Small-Cap portfolio into the International Large-Cap Portfolio on any day of the calendar month, you may not make any subsequent transfers to or from any of the other listed portfolios during that calendar month.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Account are excluded from this limitation.

•	You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

•	You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services). Such transfers are limited to the greater of:

•	$5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

•	$5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

•	We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your insurance producer to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you are transferring to or from.

•	There is no minimum amount required if you are making transfers between Variable Investment Options.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Fixed Option interest sweep
The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you have paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $200 for Exec IV-NY and $500 for Exec II-NY and Exec III-NY, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	For Exec II-NY and Exec III-NY, if your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

•	If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

An example

For a Policy in Policy Year 8 with:

•	Accumulated Value of $18,500

•	Policy Debt of $2,000

•	a surrender charge of $1,400

The maximum amount available for withdrawal is $14,600

For Exec II−NY and Exec III−NY:
The Net Surrender Value after the withdrawal must not be less than $500:
$18,500 − $2,000 − $1,400 − $500 = $14,600
Also the withdrawal cannot exceed the amount specified by the formula:
$18,500 − $2,000 ÷ 0.9 − $1,400 = $14,878
So the maximum amount available for withdrawal is $14,600.

For Exec IV−NY:
The maximum amount available for withdrawal is
$18,500 − $2,000 − $1,400 − $500 = $14,600

How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount
If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Total Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you have made without reducing your Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

For Exec IV-NY, if a reduction in face amount is required as a result of a withdrawal, we will reduce the face amounts of the coverage layers as described in THE DEATH BENEFIT – Changing the Face Amount.

An example

Policy
Year	Premium paid	Total premium paid	Available withdrawal[1]

1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

[1]Amount of withdrawal that can be taken without reducing your Policy’s Total Face Amount if you have Death Benefit Option A.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The maximum amount available to borrow is less than 100% of your Accumulated Value. The minimum amount you can borrow is $200.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you have borrowed accrues daily at an annual rate of 3.55%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3% during the first 10 Policy Years, and 3.3% thereafter. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.55% in Policy Year 10 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% during the first 10 Policy Years, and 3.3% thereafter on the amount in the Loan Account.

How much you can borrow for Exec II-NY and Exec III-NY
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) − d where:

a=	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.03 during Policy Years 1 through 10, and 1.033 during Policy Year 11 and thereafter c = 1.0355
  d = any Policy Debt.

An example of how much you can borrow for Exec II-NY and Exec III-NY

For a Policy in Policy Year 5 with:

• Accumulated Value of $100,000

• Policy Debt of $60,000

• a most recent monthly deduction of $225

If the Policy is in Policy Year 1 through 10 and the surrender charge is $5,000 on the day the loan is taken, the maximum amount you can borrow is the greater of:

$25,000
((90% × $100,000) − $60,000 − $5,000)
or
$31,809.75
(a × (b ÷ c)) − d, where:
a = $92,300 ($100,000 − $5,000 − (12 × $225))
b = 1.03
c = 1.0355
d = $60,000

If the Policy is in Policy Year 11 or thereafter, and there has been no increase in Face Amount, the surrender charge is $0 and the maximum amount you can borrow is the greater of:

$30,000
(90% × $100,000) − $60,000 − $0)
or
$37,065.09
(a × (b ÷ c)) − d, where:
a = $97,300 ($100,000 − $0 − ($12 × $225))
b = 1.033
c = 1.0355
d = $60,000

How much you can borrow for Exec IV-NY
You can borrow up to the Net Cash Surrender Value of your Policy.

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your insurance producer for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

•	for Exec II-NY: the Accumulated Value if your Policy matures.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection Rider (for Exec IV-NY only)

Exercise of this Rider will guarantee, as long as the Rider stays In effect, that the Policy will not lapse even if the Policy Debt amount exceeds the Accumulated Value. Your Policy has an Overloan Protection Rider if the insured was Age 80 or younger, on the Policy Date and you elected the Guideline Premium Test as the Death Benefit Qualification Test. The Death Benefit Option for the Policy must be Option A when the Rider is exercised. For more information, please see THE DEATH BENEFIT – Other Riders and Benefits.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

•	If you surrender your Policy during the first 10 Policy Years, we will deduct a surrender charge.

•	Your Policy has a surrender charge and maximum surrender charge, based on the Age and Risk Class of the Insured, and each $1,000 of initial Face Amount.

•	The amount of the surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years.

•	The amount of the surrender charge will never exceed the maximum surrender charge. The maximum surrender charge is level for the first 10 Policy Years, and reduces to $0 thereafter.

•	There’s no surrender charge on the initial Face Amount after 10 Policy Years.

•	We guarantee the surrender charge rates will not increase.

•	If you increase your Policy’s Face Amount, each increase has a surrender charge and maximum surrender charge, based on the amount of the increase, for 10 years.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge or maximum surrender charge.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.

An example

For a Policy:

• that insures a male non-smoker who is Age 45 when the Policy is issued

• with an initial Face Amount of $350,000

The surrender charge is:

• $8,757.00 in the first Policy Year (($350,000 ÷ $1,000) × 25.02)

• $2,919.16 at the end of the seventh Policy Year ($8,757.00 − ($8,757.00 × .9259% × 72 months))

We will never deduct more than the maximum surrender charge, which is $4,426.10.

Exec IV-NY has the following additional information for Surrendering Your Policy:

•	We will send you the Policy’s Net Cash Surrender Value. If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge. There’s no surrender charge after 10 Policy Years.

•	Each Coverage Layer of Basic Coverage has a surrender charge which is based on the Face Amount of each Coverage Layer, the Age and Risk Class of the Insured and the Death Benefit Option of the Policy on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

•	The surrender charge decreases until it reaches zero at the end of 10 Policy Years. The table of surrender charges for your Policy will be shown in your Policy Specifications.

•	There is no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

Benefits at Maturity for Exec II-NY

If the Insured is living on your Maturity Date, we will pay you an endowment benefit equal to your Accumulated Value, less any Policy Debt.

Payment of your endowment benefit will usually be made within 7 days of your Policy Anniversary. Payments may be postponed in certain circumstances. See POLICY BASICS – Timing of Payments, Forms and Requests.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, or for Exec II-NY your Policy matures, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Reduced Paid-Up Benefit

You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the life of the Insured. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.

If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the Policy issued when you convert.

The Net Cash Surrender Value will be applied as a Net Single Premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on mortality tables shown in your Policy, 3% interest and on the Age and Risk Class of the Insured. The paid-up policy will not be subject to any surrender charge if you surrender it.

Substituting the Insured for Exec II-NY and Exec III-NY

Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.

The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we will send you a revised schedule of benefits.

We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.

Paying the Death Benefit in the Case of Suicide

If the Insured commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

For Exec II-NY and Exec III-NY:

If you have substituted the Insured and the new insured commits suicide within two years of the day the substitution was made, we will calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you have made, and any dividends we have paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain In Force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the Insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the Age of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

•	the Minimum Death Benefit for the correct Age.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

For Exec II-NY and Exec III-NY:

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

For Exec IV-NY:

•	We must receive a copy of the original assignment before we will consider it binding.

•	Unless otherwise provided, the person or organization you assign your Policy to may exercise the rights under the Policy, except the right to change the Policy Owner or the Beneficiary or the right to choose a monthly income benefit.

Assigning a Policy that’s a Modified Endowment Contract may generate taxable income and a 10% penalty tax.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution, when the Policy matures (Exec II-NY), by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies

•	policies with term insurance on the Insured

•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for employer Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

•	Where a business is the Owner of the Policy, IRC section 264(f) may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender (or maturity for Exec II-NY) of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract.	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

For Exec II-NY:
Policy maturity
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.

[1]	The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you are at least 59 1/2 years old

•	you are receiving an amount because you have become disabled

•	you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

According to the American Taxpayer Relief Act of 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2013, the indexed exemption amount is $5,250,000.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2012, we had statutory assets of $5,329.8 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

•	the effective date of the material change, or

•	the date you receive the notice, whichever is later.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited insurance producers and other employees, payments for travel expenses, including lodging, incurred by insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. If premiums are paid using the Electronic Funds Transfer plan, these credits will be added to an eligible person’s Policy on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pays us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman Management LLC pays us for each Neuberger Berman Advisers Management Trust (I Class) held by our separate accounts. OppenheimerFunds, Distributor, Inc. pays us for each Oppenheimer Variable Account Funds (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class. For Exec II-NY and Exec III-NY, if your Policy was issued on or before April 30, 2004, the maximum fee we may charge you is $50 at the time you request us to change your Risk Class.

State Regulation

We are subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

PL&A, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2012, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented are contained in the SAI.

The statements of financial condition of PL&A as of December 31, 2012 and 2011 and the related statements of operations, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2012 are contained in the SAI.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

A-1

(THIS PAGE INTENTIONALLY LEFT BLANK)

EXEC IV-NY:
APPENDIX B: COVERAGE COMPONENTS

Your Policy’s initial amount of insurance coverage is the sum of the Face Amounts of the initial Coverage Components. There are three Coverage Components in an Exec IV-NY Policy:

• Basic Coverage
• Additional Coverage
• ABR Coverage

The Coverage Components provide some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges and coverage charges, which affect your Policy’s monthly deduction.

An example of how Coverage Components work
For a male nonsmoker who is Age 35
Policy Face Amount at issue = $300,000
Death Benefit Option A
Policy Year 1

	Guaranteed Maximum Cost of Insurance	Guaranteed Maximum Coverage Charge
Basic Coverage	$0.18 per $1,000 of Net Amount At Risk	$0.12 per $1,000 of Face Amount
Additional Coverage	$0.18 per $1,000 of Net Amount At Risk	$0.12 per $1,000 of Face Amount
ABR Coverage	$0.18 per $1,000 of Net Amount At Risk	$0

For the first Policy month, assuming a Net Amount At Risk of $290,000, and the following Policy descriptions, the maximum guaranteed cost of insurance and coverage charges will be:

Policy A
Coverage Components:
Basic Coverage = $300,000	Cost of insurance = $52.20
Additional Coverage = $0	Coverage charge = $36.00
ABR Coverage = $0

Policy B
Coverage Components:
Basic Coverage = $200,000	Cost of insurance = $52.20
Additional Coverage = $100,000	Coverage charge = $36.00
ABR Coverage = $0

Policy C
Coverage Components:
Basic Coverage = $100,000	Cost of insurance = $52.20
Additional Coverage = $100,000	Coverage charge = $24.00
ABR Coverage = $100,000

If you increase your Policy’s Face Amount, each additional Coverage Layer will have its own cost of insurance rate and coverage charge based upon the Insured’s Age and Risk Class at the time of the increase.

B-1

(THIS PAGE INTENTIONALLY LEFT BLANK)

PACIFIC SELECT EXEC II – NY	WHERE TO GO FOR MORE INFORMATION
PACIFIC SELECT EXEC III – NY PACIFIC SELECT EXEC IV – NY

The Exec II-NY, Exec III-NY, or Exec IV-NY variable life insurance policies are underwritten by Pacific Life & Annuity Company.
You will find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2013. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Call, e-mail or write to us at:
Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

(888) 595-6997
5 a.m. through 5 p.m. Pacific time
www.Pacificlifeandannuity.com

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
(866) 398-0467
VULTransactions@pacificlife.com

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

SEC file number 811-09389
333-80825
333-106721
333-138906

(THIS PAGE INTENTIONALLY LEFT BLANK)

Pacific Life & Annuity Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

Visit us at our website: www.pacificlifeandannuity.com

85-31007-02 05/13

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

PACIFIC SELECT EXEC II – NY

PACIFIC SELECT EXEC III – NY

PACIFIC SELECT EXEC IV – NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

The Policy is a variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2013, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

(888) 595-6997

i

MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your insurance producer for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 79 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 80.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Policy Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on

1

its option date will expire. For Exec IV-NY, you elect to increase the Face Amount of one or more coverage components at the time you exercise an option.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

Annual Renewable Term Rider
(For Exec II-NY and Exec III-NY only)

Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 79 or younger at the time of Rider issue. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. The amount of Coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E Risk Face Amount charge will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are not greater than the guaranteed rates. The current M&E Risk Face Amount charge for this Rider is $0.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E Risk Face Amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

2

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

3

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.
•	We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We will keep making transfers at the intervals you have chosen until one of the following happens:
• the total amount you have asked us to transfer has been transferred
• there is no more Accumulated Value in the Investment Option you are transferring from
• your Policy enters the grace period and is in danger of lapsing
• we receive your Written Request to cancel the service
• we discontinue the service.

Portfolio Rebalancing Program

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by completing a request form to enroll in the service.
•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semiannual or annual anniversary, depending on the interval you chose.
•	You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The Fixed Options are not included in portfolio rebalancing.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request.
•	You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.
•	Interest earnings transferred from the Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

4

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

5

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We may require evidence of insurability if you request an increase in Face Amount of your Policy or certain Riders. We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.

For Exec IV-NY:

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

6

Ask your insurance producer for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.

Increases in Face Amount for Exec II-NY and Exec III-NY

Net premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

Instead, to determine the cost of insurance charge on each coverage segment, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all coverage segments that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all coverage segments. We then prorate the Net Amount At Risk for each coverage segment in the same proportion that the Face Amount of each coverage segment bears to the total Face Amount for all coverage segments. The Net Amount At Risk for each coverage segment is multiplied by the current COI rate for that coverage segment.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying

7

fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

8

MORE ON PL&A AND THE POLICIES

How We Are Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How Policies are Administered

Pacific Life Insurance Company administers the Policies sold under this prospectus. At the end of 2012, Pacific Life had $290.5 billion of individual life insurance in force and total admitted assets of approximately $101 billion.

Pacific Life’s executive office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the Policies. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2012, 2011 and 2010 was $50,836.17, $48,460.77 and $75,979.33 for Exec II-NY respectively and $83,865.97, $116,892.30 and $148,435.34 for Exec III-NY respectively and $18,575.94, $22,320.49 and $27,670.81 for Exec IV-NY respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

For Exec II-NY and Exec III-NY:

•	63% of premiums paid up to the first target premium in the first Policy Year
•	3% of premiums paid up to the first target premium after the first Policy Year
•	3% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

For Exec IV-NY:

•	63% of premiums paid up to the first target premium in the first Policy Year
•	5% of premiums paid up to the first target premium after the first Policy Year
•	5% of the premiums paid under targets 2-3
•	2% of premiums paid in excess of the 3rd target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 99% for Exec II-NY and Exec III-NY and 104% for Exec IV-NY of, the Policy’s guideline level

9

premiums. Before you buy a Policy, you can ask us or your insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 41.5% (27% to 49% for Exec IV-NY) of premiums paid in the first Policy Year up to the first target. For renewal years, the expense allowance and additional cash compensation can be as high as 11.50% (6.50% for Exec IV-NY) on targets 2 and 3, 1.5% on targets 4-10, and 1% thereafter. Such additional compensation may give PL&A greater access to insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your insurance producer may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the insurance producer market the Policies.

As of December 31, 2012, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: Advanced Equities, AIM Systems Inc, Arête Wealth Management, Axa Advisors LLC, Benefit Funding Services, Best Practice Of America, Cambridge Inv Research Inc, Capital Investment Group, CBIZ Financial Solutions, Clark Securities, CMS National Services LLC, Commonwealth Financial Network, Coppertone Insurance Services, CUNA Brokerage Services, Elite Partners LLC, Exclusive Marketing Organization, FAS Corp, Financial Services Corp, Financial Network Inv Corp, First Allied Securities, First Heartland Securities, Global View Capital Insurance, Highland Capital Brokerage, Imerti, Impact Regulations LLC, Invest Financial Corp, Investment CTRS of America, Linsco Private Ledger, M Financial Holdings Inc, Money Concepts, National Financial Partners, National Financial Partners Insurance Services, National Planning Corp, New FFR Insurance Services, Newbridge Financial, Next Financial, NFP Securities, Ogilvie Securities, One Resource Group, PEPCO, PJ Robb, Ramkade Financial, Royal Alliance, Sagepoint Financial, Saybrus, Securian Financial Services, Securities America, The Strategic Financial Alliance, SII Investment Inc, Strategies Partners, Summit Brokerage, Symetra Investment Services, The Leaders Group, The National Financial Alliance, Towersquare Securities, United Planners, Volios Group, Walnut Street Securities, Wealth Preservation & Management, William Stoddart, Woodbury Financial Services and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your insurance producer or broker-dealer to present this Policy over other investment options. You may ask your insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

10

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the

11

portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Cash Management Variable Account

The “yield” (also called “current yield”) of the Cash Management Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Cash Management portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in

12

the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Cash Management portfolio

Current yield for the Cash Management portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Cash Management portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2012, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented.

These are followed by the statements of financial condition of PL&A as of December 31, 2012 and 2011 and the related statements of operations, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2012, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

13

Independent Registered Public Accounting Firm and Independent Auditors

The statements of financial condition of PL&A as of December 31, 2012 and 2011 and the related statements of operations, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2012 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors, as stated in their report appearing herein, and the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2012, and the related statements of operations for the year or period then ended and the statements of changes in net assets and financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent registered public accounting firm, as stated in their report appearing herein, which reports are both included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

14

Form No. 85-31008-02

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Pacific Life & Annuity Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account of Pacific Life & Annuity Company (the “Separate Account”) comprised of Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Variable Account I, Variable Account II, Variable Account III, Variable Account V, Invesco V.I. International Growth Series II, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign Securities Class 2, Templeton Global Bond Securities Class 2, GE Investments Total Return Class 3, Janus Aspen Series Overseas Service Class, Janus Aspen Series Enterprise Service Class, Lazard Retirement U.S. Strategic Equity Service Class, Legg Mason ClearBridge Variable Aggressive Growth — Class II, Legg Mason ClearBridge Variable Mid Cap Core — Class II, Lord Abbett Fundamental Equity Class VC, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, PIMCO Global Multi-Asset — Advisor Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2012, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned of Pacific Life Insurance Company as of December 31, 2012, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account of Pacific Life & Annuity Company as of December 31, 2012, the results of their operations for the year or period then ended, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
February 28, 2013

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Cash Management	Cash Management Class I	93,730	$944,984	$945,306
Diversified Bond	Diversified Bond Class I	22,601	187,622	185,217
Floating Rate Loan	Floating Rate Loan Class I	2,885	17,870	16,888
High Yield Bond	High Yield Bond Class I	90,631	513,105	571,486
Inflation Managed	Inflation Managed Class I	96,228	1,018,580	1,023,217
Managed Bond	Managed Bond Class I	144,757	1,566,832	1,671,838
Short Duration Bond	Short Duration Bond Class I	41,783	388,340	393,650
Emerging Markets Debt	Emerging Markets Debt Class I	38	415	414
American Funds® Growth	American Funds Growth Class I	49,455	332,216	464,224
American Funds Growth-Income	American Funds Growth-Income Class I	32,288	246,063	337,659
Comstock	Comstock Class I	45,207	312,457	371,592
Dividend Growth	Dividend Growth Class I	27,860	234,322	282,521
Equity Index	Equity Index Class I	39,945	900,655	1,224,795
Focused 30	Focused 30 Class I	16,909	92,978	210,999
Growth LT	Growth LT Class I	24,365	317,844	325,845
Large-Cap Growth	Large-Cap Growth Class I	132,965	667,335	687,122
Large-Cap Value	Large-Cap Value Class I	87,556	827,779	1,052,723
Long/Short Large-Cap	Long/Short Large-Cap Class I	6,539	42,507	46,200
Main Street® Core	Main Street Core Class I	45,159	727,174	884,385
Mid-Cap Equity	Mid-Cap Equity Class I	89,673	948,416	891,863
Mid-Cap Growth	Mid-Cap Growth Class I	51,944	283,857	371,621
Mid-Cap Value	Mid-Cap Value Class I	1,832	17,764	17,896
Small-Cap Equity	Small-Cap Equity Class I	7,206	76,152	84,052
Small-Cap Growth	Small-Cap Growth Class I	17,105	120,091	166,015
Small-Cap Index	Small-Cap Index Class I	57,090	502,056	708,791
Small-Cap Value	Small-Cap Value Class I	46,908	524,123	532,763
Health Sciences	Health Sciences Class I	32,724	252,187	469,702
Real Estate	Real Estate Class I	48,350	532,267	789,153
Technology	Technology Class I	40,086	152,237	168,452
Emerging Markets	Emerging Markets Class I	60,287	456,877	882,173
International Large-Cap	International Large-Cap Class I	137,940	739,146	928,121
International Small-Cap	International Small-Cap Class I	11,569	61,809	73,369
International Value	International Value Class I	61,688	548,178	598,557
American Funds Asset Allocation	American Funds Asset Allocation Class I	1,050	15,330	16,222
Pacific Dynamix — Conservative Growth	Pacific Dynamix - Conservative Growth Class I	232	2,679	2,707
Pacific Dynamix — Moderate Growth	Pacific Dynamix - Moderate Growth Class I	147	1,975	1,960
Pacific Dynamix — Growth	Pacific Dynamix - Growth Class I	19,229	263,178	260,856
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I	13,650	133,694	143,046
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I	152,609	1,463,935	1,576,955
Portfolio Optimization Growth	Portfolio Optimization Growth Class I	209,229	1,985,617	2,132,043
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I	48,208	449,169	482,943

	M Fund, Inc.
I	M International Equity	1,682	17,906	19,464
II	M Large Cap Growth	668	8,629	12,819
III	M Capital Appreciation	1,378	26,410	32,208
V	M Business Opportunity Value	951	10,238	10,874

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Series II	Invesco V.I. International Growth Series II	57	1,623	1,695

	BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	3,764	39,942	47,953
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	14,884	184,658	213,434

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	17,478	355,859	454,429
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	8,320	64,043	92,846
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	127	1,381	1,417
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	1,682	13,188	18,220
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	602	21,649	25,070
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	8,935	241,833	267,883
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	2,512	18,994	28,090
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2012

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Class 2	Templeton Foreign Securities Class 2 *	703	$10,128	$10,096
Templeton Global Bond Securities Class 2	Templeton Global Bond Securities Class 2	6,601	121,883	128,513

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	137	2,198	2,373

	Janus Aspen Series
Janus Aspen Series Overseas Service Class	Janus Aspen Series Overseas Service Class	5,284	231,106	195,663
Janus Aspen Series Enterprise Service Class	Janus Aspen Series Enterprise Service Class *	1,575	60,309	67,999

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	187	1,722	1,948

	Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth - Class II	Legg Mason ClearBridge Variable Aggressive Growth - Class II	925	16,086	17,429
Legg Mason ClearBridge Variable Mid Cap Core - Class II	Legg Mason ClearBridge Variable Mid Cap Core - Class II	1,085	13,892	15,838

	Lord Abbett Series Fund, Inc.
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	178	3,250	3,143

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	2,249	25,538	33,759
MFS Utilities Series Service Class	MFS Utilities Series Service Class	8,206	209,841	223,929

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset - Advisor Class	PIMCO Global Multi-Asset - Advisor Class	6,056	73,253	77,274

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	228	2,763	2,473

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth - II	T. Rowe Price Blue Chip Growth - II *	13,152	119,996	173,211
T. Rowe Price Equity Income - II	T. Rowe Price Equity Income - II	8,563	145,251	190,274

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	11,597	316,179	337,810
     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., BlackRock is a registered trademark of BlackRock, Inc. Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.

*	The variable accounts did not receive any dividend or captial gain distributions from the underlying portfolios/funds during the reporting period.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Managed	Short Duration
	Management	Bond	Rate Loan	Bond	Managed	Bond	Bond

ASSETS
Investments in mutual funds, at value	$945,306	$185,217	$16,888	$571,486	$1,023,217	$1,671,838	$393,650
Receivables:
Due from Pacific Life & Annuity Company	120	27	8	—	80	806	38
Investments sold	—	—	—	36	—	—	—

Total Assets	945,426	185,244	16,896	571,522	1,023,297	1,672,644	393,688

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	35	—	—	—
Investments purchased	119	27	8	—	80	806	38
Other	—	—	—	—	1	—	2

Total Liabilities	119	27	8	35	81	806	40

NET ASSETS	$945,307	$185,217	$16,888	$571,487	$1,023,216	$1,671,838	$393,648

Units Outstanding	74,332	13,331	1,647	26,949	42,336	70,035	31,371

Accumulation Unit Value	$12.72	$13.89	$10.25	$21.21	$24.17	$23.87	$12.55

Cost of Investments	$944,984	$187,622	$17,870	$513,105	$1,018,580	$1,566,832	$388,340

	Emerging
	Markets	American Funds	American Funds		Dividend	Equity	Focused
	Debt	Growth	Growth-Income	Comstock	Growth	Index	30

ASSETS
Investments in mutual funds, at value	$414	$464,224	$337,659	$371,592	$282,521	$1,224,795	$210,999
Receivables:
Due from Pacific Life & Annuity Company	—	404	740	—	225	2,624	23
Investments sold	—	—	—	332	—	—	—

Total Assets	414	464,628	338,399	371,924	282,746	1,227,419	211,022

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	—	331	—	—	—
Investments purchased	—	402	740	—	225	2,624	23
Other	—	—	4	—	—	—	—

Total Liabilities	—	402	744	331	225	2,624	23

NET ASSETS	$414	$464,226	$337,655	$371,593	$282,521	$1,224,795	$210,999

Units Outstanding	37	31,227	25,117	27,819	19,399	100,717	9,933

Accumulation Unit Value	$11.06	$14.87	$13.44	$13.36	$14.56	$12.16	$21.24

Cost of Investments	$415	$332,216	$246,063	$312,457	$234,322	$900,655	$92,978

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

ASSETS
Investments in mutual funds, at value	$325,845	$687,122	$1,052,723	$46,200	$884,385	$891,863	$371,621
Receivables:
Due from Pacific Life & Annuity Company	258	447	698	—	821	314	308

Total Assets	326,103	687,569	1,053,421	46,200	885,206	892,177	371,929

LIABILITIES
Payables:
Investments purchased	256	447	698	—	821	314	306

Other	—	4	3	—	1	—	—

Total Liabilities	256	451	701	—	822	314	306

NET ASSETS	$325,847	$687,118	$1,052,720	$46,200	$884,384	$891,863	$371,623

Units Outstanding	40,286	71,479	70,091	4,251	71,504	40,647	28,464

Accumulation Unit Value	$8.09	$9.61	$15.02	$10.87	$12.37	$21.94	$13.06

Cost of Investments	$317,844	$667,335	$827,779	$42,507	$727,174	$948,416	$283,857

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2012

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Health	Real
	Value	Equity	Growth	Index	Value	Sciences	Estate

ASSETS
Investments in mutual funds, at value	$17,896	$84,052	$166,015	$708,791	$532,763	$469,702	$789,153
Receivables:
Due from Pacific Life & Annuity Company	—	41	141	716	181	195	288

Total Assets	17,896	84,093	166,156	709,507	532,944	469,897	789,441

LIABILITIES
Payables:
Investments purchased	—	41	140	716	181	195	288
Other	—	—	—	—	—	1	2

Total Liabilities	—	41	140	716	181	196	290

NET ASSETS	$17,896	$84,052	$166,016	$708,791	$532,763	$469,701	$789,151

Units Outstanding	938	4,544	15,074	36,567	18,485	19,196	21,388

Accumulation Unit Value	$19.08	$18.50	$11.01	$19.38	$28.82	$24.47	$36.90

Cost of Investments	$17,764	$76,152	$120,091	$502,056	$524,123	$252,187	$532,267

							Pacific
							Dynamix -
		Emerging	International	International	International	American Funds	Conservative
	Technology	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth

ASSETS
Investments in mutual funds, at value	$168,452	$882,173	$928,121	$73,369	$598,557	$16,222	$2,707
Receivables:
Due from Pacific Life & Annuity Company	443	398	—	96	—	—	—
Investments sold	—	—	2,037	—	257	—	—

Total Assets	168,895	882,571	930,158	73,465	598,814	16,222	2,707

LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	—	—	2,031	—	257	—	—
Investments purchased	443	323	—	96	—	—	—
Other	—	—	—	—	1	—	—

Total Liabilities	443	323	2,031	96	258	—	—

NET ASSETS	$168,452	$882,248	$928,127	$73,369	$598,556	$16,222	$2,707

Units Outstanding	19,555	18,726	58,915	7,765	60,033	955	191

Accumulation Unit Value	$8.61	$47.11	$15.75	$9.45	$9.97	$16.99	$14.19

Cost of Investments	$152,237	$456,877	$739,146	$61,809	$548,178	$15,330	$2,679

	Pacific		Portfolio			Portfolio
	Dynamix -	Pacific	Optimization	Portfolio	Portfolio	Optimization
	Moderate	Dynamix -	Moderate-	Optimization	Optimization	Aggressive-
	Growth	Growth	Conservative	Moderate	Growth	Growth	I

ASSETS
Investments in mutual funds, at value	$1,960	$260,856	$143,046	$1,576,955	$2,132,043	$482,943	$19,464
Receivables:
Due from Pacific Life & Annuity Company	28	—	—	329	1,494	140	—

Total Assets	1,988	260,856	143,046	1,577,284	2,133,537	483,083	19,464

LIABILITIES
Payables:
Investments purchased	28	—	—	329	1,494	140	—
Other	—	—	—	1	—	—	—

Total Liabilities	28	—	—	330	1,494	140	—

NET ASSETS	$1,960	$260,856	$143,046	$1,576,954	$2,132,043	$482,943	$19,464

Units Outstanding	130	16,507	13,242	148,542	204,572	47,319	1,964

Accumulation Unit Value	$15.03	$15.80	$10.80	$10.62	$10.42	$10.21	$9.91

Cost of Investments	$1,975	$263,178	$133,694	$1,463,935	$1,985,617	$449,169	$17,906

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2012

	Variable Accounts
				Invesco V.I.	BlackRock	BlackRock	Fidelity VIP
				International	Basic Value	Global Allocation	Contrafund
	II	III	V	Growth Series II	V.I. Class III	V.I. Class III	Service Class 2

ASSETS
Investments in mutual funds, at value	$12,819	$32,208	$10,874	$1,695	$47,953	$213,434	$454,429
Receivables:
Due from Pacific Life & Annuity Company	—	—	—	—	—	850	63

Total Assets	12,819	32,208	10,874	1,695	47,953	214,284	454,492

LIABILITIES
Payables:
Investments purchased	—	—	—	—	—	850	63

Total Liabilities	—	—	—	—	—	850	63

NET ASSETS	$12,819	$32,208	$10,874	$1,695	$47,953	$213,434	$454,429

Units Outstanding	732	1,599	732	162	4,050	13,624	31,035

Accumulation Unit Value	$17.52	$20.14	$14.86	$10.47	$11.84	$15.67	$14.64

Cost of Investments	$8,629	$26,410	$10,238	$1,623	$39,942	$184,658	$355,859

							Templeton
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Foreign
	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies	Securities
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Class 2

ASSETS
Investments in mutual funds, at value	$92,846	$1,417	$18,220	$25,070	$267,883	$28,090	$10,096
Receivables:
Due from Pacific Life & Annuity Company	—	—		18	387

Total Assets	92,846	1,417	18,220	25,088	268,270	28,090	10,096

LIABILITIES
Payables:
Investments purchased	—	—	—	18	387	—	—
Other	—	—	—	—	—	1	—

Total Liabilities	—	—	—	18	387	1	—

NET ASSETS	$92,846	$1,417	$18,220	$25,070	$267,883	$28,089	$10,096

Units Outstanding	8,568	131	1,775	1,975	18,731	2,132	920

Accumulation Unit Value	$10.84	$10.82	$10.26	$12.70	$14.30	$13.18	$10.98

Cost of Investments	$64,043	$1,381	$13,188	$21,649	$241,833	$18,994	$10,128

					Lazard	Legg Mason	Legg Mason
	Templeton		Janus Aspen	Janus Aspen	Retirement	ClearBridge	ClearBridge
	Global Bond	GE Investments	Series	Series	U.S. Strategic	Variable	Variable
	Securities	Total Return	Overseas	Enterprise	Equity	Aggressive	Mid Cap
	Class 2	Class 3	Service Class	Service Class	Service Class	Growth - Class II	Core - Class II

ASSETS
Investments in mutual funds, at value	$128,513	$2,373	$195,663	$67,999	$1,948	$17,429	$15,838
Receivables:
Due from Pacific Life & Annuity Company	17	—	53	—	13	—	1

Total Assets	128,530	2,373	195,716	67,999	1,961	17,429	15,839

LIABILITIES
Payables:
Investments purchased	17	—	52	—	13	—	—

Total Liabilities	17	—	52	—	13	—	—

NET ASSETS	$128,513	$2,373	$195,664	$67,999	$1,948	$17,429	$15,839

Units Outstanding	10,731	206	19,963	5,242	192	1,490	1,342

Accumulation Unit Value	$11.98	$11.52	$9.80	$12.97	$10.17	$11.69	$11.80

Cost of Investments	$121,883	$2,198	$231,106	$60,309	$1,722	$16,086	$13,892

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2012

	Variable Accounts
								Van Eck
	Lord Abbett	MFS New	MFS	PIMCO Global	Royce	T. Rowe Price	T. Rowe Price	VIP Global
	Fundamental	Discovery Series	Utilities Series	Multi- Asset -	Micro-Cap	Blue Chip	Equity	Hard Assets
	Equity Class VC	Service Class	Service Class	Advisor Class	Service Class	Growth - II	Income - II	Initial Class

ASSETS
Investments in mutual funds, at value	$3,143	$33,759	$223,929	$77,274	$2,473	$173,211	$190,274	$337,810
Receivables:
Due from Pacific Life & Annuity Company	—	—	19	—	—	316	60	300

Total Assets	3,143	33,759	223,948	77,274	2,473	173,527	190,334	338,110

LIABILITIES
Payables:
Investments purchased	—	—	19	—	—	316	60	300

Total Liabilities	—	—	19	—	—	316	60	300

NET ASSETS	$3,143	$33,759	$223,929	$77,274	$2,473	$173,211	$190,274	$337,810

Units Outstanding	279	2,445	17,780	7,765	226	12,598	14,775	16,279

Accumulation Unit Value	$11.26	$13.81	$12.59	$9.95	$10.92	$13.75	$12.88	$20.75

Cost of Investments	$3,250	$25,538	$209,841	$73,253	$2,763	$119,996	$145,251	$316,179

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2012

	Variable Accounts
	Cash	Diversified	Floating	High Yield	Inflation	Managed	Short Duration
	Management	Bond	Rate Loan	Bond	Managed	Bond	Bond

INVESTMENT INCOME
Dividends from mutual fund investments	$8	$5,558	$858	$38,393	$25,130	$85,538	$3,262

Net Investment Income	8	5,558	858	38,393	25,130	85,538	3,262

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	5	(4,125)	(465)	84	(23,930)	615	(1,110)
Capital gain distributions from mutual fund investments	—	1,776	—	—	174,525	1,899	—

Realized Gain (Loss) on Investments	5	(2,349)	(465)	84	150,595	2,514	(1,110)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(13)	9,807	960	37,511	(80,592)	81,269	9,945

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$—	$13,016	$1,353	$75,988	$95,133	$169,321	$12,097

	Emerging Markets	American Funds	American Funds		Dividend	Equity	Focused
	Debt (1)	Growth	Growth-Income	Comstock	Growth	Index	30

INVESTMENT INCOME
Dividends from mutual fund investments	$9	$761	$3,700	$6,859	$4,547	$28,283	$—

Net Investment Income	9	761	3,700	6,859	4,547	28,283	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	—	10,909	1,878	(91)	(272)	11,768	4,388
Capital gain distributions from mutual fund investments	—	—	—	18,302	6,120	—	22,902

Realized Gain (Loss) on Investments	—	10,909	1,878	18,211	5,848	11,768	27,290

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(1)	62,961	46,075	35,624	25,682	135,271	17,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8	$74,631	$51,653	$60,694	$36,077	$175,322	$44,865

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

INVESTMENT INCOME
Dividends from mutual fund investments	$2,877	$—	$20,249	$378	$8,926	$6,223	$1,627

Net Investment Income	2,877	—	20,249	378	8,926	6,223	1,627

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	25,834	(7,589)	3,961	(1,335)	5,326	(22,257)	(714)
Capital gain distributions from mutual fund investments	109,170	113,409	25,872	6,822	37,446	189,159	94,517

Realized Gain on Investments	135,004	105,820	29,833	5,487	42,772	166,902	93,803

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(73,508)	3,472	103,179	898	90,289	(108,155)	(67,023)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,373	$109,292	$153,261	$6,763	$141,987	$64,970	$28,407

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2012

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap		Real
	Value	Equity	Growth	Index	Value	Health Sciences	Estate

INVESTMENT INCOME
Dividends from mutual fund investments	$194	$1,306	$135	$7,390	$10,586	$—	$8,984

Net Investment Income	194	1,306	135	7,390	10,586	—	8,984

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(486)	(408)	(2,051)	7,612	(9,090)	1,978	5,229
Capital gain distributions from mutual fund investments	1,524	3,935	24,058	11,209	58,222	24,047	36,560

Realized Gain on Investments	1,038	3,527	22,007	18,821	49,132	26,025	41,789

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	1,032	6,097	(3,610)	82,198	(4,459)	73,130	64,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,264	$10,930	$18,532	$108,409	$55,259	$99,155	$115,525

							Pacific
							Dynamix -
		Emerging	International	International	International	American Funds	Conservative
	Technology	Markets	Large-Cap	Small-Cap	Value	Asset Allocation	Growth

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$6,034	$13,041	$1,872	$19,383	$257	$38

Net Investment Income	—	6,034	13,041	1,872	19,383	257	38

REALIZED GAIN (LOSS) ON INVESTMENTS	(2,842)	2,293	(8,353)	(2,337)	(12,579)	(17)	2
Realized gain (loss) on sale of mutual fund investments
Capital gain distributions from mutual fund investments	15,347	84,081	—	—	—	154	38

Realized Gain (Loss) on Investments	12,505	86,374	(8,353)	(2,337)	(12,579)	137	40

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(1,977)	60,906	180,481	14,183	86,084	795	17

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,528	$153,314	$185,169	$13,718	$92,888	$1,189	$95

	Pacific		Portfolio			Portfolio
	Dynamix -	Pacific	Optimization	Portfolio	Portfolio	Optimization
	Moderate	Dynamix -	Moderate-	Optimization	Optimization	Aggressive-
	Growth (1)	Growth	Conservative	Moderate	Growth	Growth	I

INVESTMENT INCOME
Dividends from mutual fund investments	$28	$3,541	$2,966	$32,947	$36,187	$6,762	$378

Net Investment Income	28	3,541	2,966	32,947	36,187	6,762	378

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	233	588	727	14,666	(317)	(27)	(78)
Capital gain distributions from mutual fund investments	—	3,815	21	—	—	—	—

Realized Gain (Loss) on Investments	233	4,403	748	14,666	(317)	(27)	(78)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	(15)	(1,853)	10,998	158,054	219,133	55,686	3,087

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$246	$6,091	$14,712	$205,667	$255,003	$62,421	$3,387

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2012

	Variable Accounts
				Invesco V.I.	BlackRock	BlackRock	Fidelity VIP
				International	Basic Value	Global Allocation	Contrafund
	II	III	V	Growth Series II(1)	V.I. Class III	V.I. Class III	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$6	$100	$86	$22	$732	$3,110	$4,929

Net Investment Income	6	100	86	22	732	3,110	4,929

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	110	(208)	(13)	—	226	985	1,282
Capital gain distributions from mutual fund investments	—	2,018	—	—	—	703	—

Realized Gain (Loss) on Investments	110	1,810	(13)	—	226	1,688	1,282

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	2,005	2,959	1,557	72	5,295	16,667	60,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,121	$4,869	$1,630	$94	$6,253	$21,465	$66,547

							Templeton
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Foreign
	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies	Securities
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Class 2(1)

INVESTMENT INCOME
Dividends from mutual fund investments	$1,637	$23	$339	$90	$1,031	$93	$—

Net Investment Income	1,637	23	339	90	1,031	93	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	939	(3)	(9)	121	(831)	(59)	—
Capital gain distributions from mutual fund investments	1,106	14	154	—	21,330	—	—

Realized Gain (Loss) on Investments	2,045	11	145	121	20,499	(59)	—

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	8,178	128	1,813	1,394	12,193	6,170	(33)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,860	$162	$2,297	$1,605	$33,723	$6,204	($33)

					Lazard	Legg Mason	Legg Mason
	Templeton	GE	Janus Aspen	Janus Aspen	Retirement	ClearBridge	ClearBridge
	Global Bond	Investments	Series	Series	U.S. Strategic	Variable	Variable
	Securities	Total Return	Overseas	Enterprise	Equity	Aggressive	Mid Cap
	Class 2	Class 3	Service Class	Service Class	Service Class	Growth - Class II	Core - Class II

INVESTMENT INCOME
Dividends from mutual fund investments	$5,891	$32	$1,152	$—	$21	$17	$47

Net Investment Income	5,891	32	1,152	—	21	17	47

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	1,362	(1)	(3,459)	(24)	(8)	987	(8)
Capital gain distributions from mutual fund investments	148	—	20,108	—	—	440	132

Realized Gain (Loss) on Investments	1,510	(1)	16,649	(24)	(8)	1,427	124

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	6,549	177	5,037	6,435	171	654	566

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,950	$208	$22,838	$6,411	$184	$2,098	$737

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2012

	Variable Accounts
								Van Eck
	Lord Abbett	MFS New	MFS	PIMCO Global	Royce	T. Rowe Price	T. Rowe Price	VIP Global
	Fundamental	Discovery Series	Utilities Series	Multi-Asset -	Micro-Cap	Blue Chip	Equity	Hard Assets
	Equity Class VC	Service Class	Service Class	Advisor Class	Service Class	Growth - II	Income -II	Initial Class

INVESTMENT INCOME
Dividends from mutual fund investments	$17	$—	$14,329	$2,646	$—	$—	$3,832	$2,106

Net Investment Income	17	—	14,329	2,646	—	—	3,832	2,106

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(12)	57	(3,615)	(292)	(19)	1,208	3,410	(7,768)
Capital gain distributions from mutual fund investments	48	3,991	—	351	54	—	—	28,841

Realized Gain (Loss) on Investments	36	4,048	(3,615)	59	35	1,208	3,410	21,073

CHANGE IN NET UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	177	2,816	15,840	3,610	139	26,178	23,548	(11,760)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230	$6,864	$26,554	$6,315	$174	$27,386	$30,790	$11,419

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Cash Management		Diversified Bond		Floating Rate Loan
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8	$—	$5,558	$30,948	$858	$6,821
Realized gain (loss) on investments	5	14	(2,349)	10,023	(465)	(6,295)
Change in net unrealized appreciation (depreciation) on investments	(13)	(19)	9,807	(28,168)	960	933

Net Increase (Decrease) in Net Assets Resulting from Operations	—	(5)	13,016	12,803	1,353	1,459

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	595,594	676,464	7,092	23,931	2,338	5,752
Transfers between variable and fixed accounts, net	176,464	(580,997)	73,543	(221,631)	408	(50,588)
Policy maintenance charges	(185,482)	(446,523)	(11,718)	(18,623)	(2,190)	(5,133)
Policy benefits and terminations	(405,003)	(106,792)	(3,206)	(306)	(1,334)	—
Other	(2,214)	24,591	40	(5,424)	(10)	(2,075)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	179,359	(433,257)	65,751	(222,053)	(788)	(52,044)

NET INCREASE (DECREASE) IN NET ASSETS	179,359	(433,262)	78,767	(209,250)	565	(50,585)

NET ASSETS
Beginning of Year	765,948	1,199,210	106,450	315,700	16,323	66,908

End of Year	$945,307	$765,948	$185,217	$106,450	$16,888	$16,323

	High Yield Bond		Inflation Managed		Managed Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$38,393	$57,754	$25,130	$60,690	$85,538	$99,823
Realized gain on investments	84	3,764	150,595	75,376	2,514	67,532
Change in net unrealized appreciation (depreciation) on investments	37,511	(41,512)	(80,592)	(11,474)	81,269	(93,312)

Net Increase in Net Assets Resulting from Operations	75,988	20,006	95,133	124,592	169,321	74,043

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	36,201	61,930	78,204	112,479	139,715	177,672
Transfers between variable and fixed accounts, net	46,141	(53,429)	65,229	(319,255)	19,450	(362,011)
Policy maintenance charges	(44,050)	(54,710)	(79,536)	(103,350)	(139,738)	(167,329)
Policy benefits and terminations	(5,804)	(102,851)	(90,289)	(39,467)	(143,401)	(87,661)
Other	(76)	(2,334)	(987)	(15,745)	1,090	(14,559)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	32,412	(151,394)	(27,379)	(365,338)	(122,884)	(453,888)

NET INCREASE (DECREASE) IN NET ASSETS	108,400	(131,388)	67,754	(240,746)	46,437	(379,845)

NET ASSETS
Beginning of Year	463,087	594,475	955,462	1,196,208	1,625,401	2,005,246

End of Year	$571,487	$463,087	$1,023,216	$955,462	$1,671,838	$1,625,401

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011

	Short Duration Bond		Emerging Markets Debt (1)		American Funds Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,262	$13,402	$9		$761	$1,035
Realized gain (loss) on investments	(1,110)	(2,520)	—		10,909	(1,155)
Change in net unrealized appreciation (depreciation) on investments	9,945	(6,694)	(1)		62,961	(19,497)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,097	4,188	8		74,631	(19,617)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	34,433	45,828	—		42,901	56,811
Transfers between variable and fixed accounts, net	18,216	(88,239)	420		(25,345)	(93,057)
Policy maintenance charges	(24,277)	(30,440)	(14)		(42,580)	(46,947)
Policy benefits and terminations	(16,034)	(16,066)	—		(24,406)	(23,562)
Other	162	(5,843)	—		951	(2,713)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	12,500	(94,760)	406		(48,479)	(109,468)

NET INCREASE (DECREASE) IN NET ASSETS	24,597	(90,572)	414		26,152	(129,085)

NET ASSETS
Beginning of Year or Period	369,051	459,623	—		438,074	567,159

End of Year or Period	$393,648	$369,051	$414		$464,226	$438,074

	American Funds Growth-Income		Comstock		Dividend Growth

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,700	$3,207	$6,859	$35,158	$4,547	$8,949
Realized gain (loss) on investments	1,878	(46,117)	18,211	(5,591)	5,848	7,921
Change in net unrealized appreciation (depreciation) on investments	46,075	38,842	35,624	(33,795)	25,682	(5,995)

Net Increase (Decrease) in Net Assets Resulting from Operations	51,653	(4,068)	60,694	(4,228)	36,077	10,875

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	36,948	55,573	35,441	51,825	22,658	29,896
Transfers between variable and fixed accounts, net	(13,336)	(136,134)	(15,429)	(224,631)	5,170	(100,113)
Policy maintenance charges	(36,575)	(44,627)	(33,678)	(43,182)	(22,493)	(26,694)
Policy benefits and terminations	(8,350)	(126,622)	(4,689)	(6,192)	(8,249)	(6,701)
Other	2,134	(6,284)	1,925	(9,909)	187	(4,116)

Net Decrease in Net Assets Derived from Policy Transactions	(19,179)	(258,094)	(16,430)	(232,089)	(2,727)	(107,728)

NET INCREASE (DECREASE) IN NET ASSETS	32,474	(262,162)	44,264	(236,317)	33,350	(96,853)

NET ASSETS
Beginning of Year	305,181	567,343	327,329	563,646	249,171	346,024

End of Year	$337,655	$305,181	$371,593	$327,329	$282,521	$249,171

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Equity Index		Focused 30		Growth LT
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$28,283	$36,083	$—	$—	$2,877	$4,509
Realized gain on investments	11,768	12,188	27,290	2,747	135,004	36,998
Change in net unrealized appreciation (depreciation) on investments	135,271	(24,900)	17,575	(24,510)	(73,508)	(65,890)

Net Increase (Decrease) in Net Assets Resulting from Operations	175,322	23,371	44,865	(21,763)	64,373	(24,383)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	117,912	138,919	16,926	20,175	34,008	61,721
Transfers between variable and fixed accounts, net	(112,201)	(127,813)	(4,633)	(1,743)	(114,459)	(117,025)
Policy maintenance charges	(87,380)	(113,793)	(17,642)	(19,694)	(34,836)	(45,357)
Policy benefits and terminations	(54,370)	(144,442)	(24,786)	(8,319)	(5,277)	(88,778)
Other	5,489	2,620	(1,423)	1,719	411	(3,840)

Net Decrease in Net Assets Derived from Policy Transactions	(130,550)	(244,509)	(31,558)	(7,862)	(120,153)	(193,279)

NET INCREASE (DECREASE) IN NET ASSETS	44,772	(221,138)	13,307	(29,625)	(55,780)	(217,662)

NET ASSETS
Beginning of Year	1,180,023	1,401,161	197,692	227,317	381,627	599,289

End of Year	$1,224,795	$1,180,023	$210,999	$197,692	$325,847	$381,627

	Large-Cap Growth		Large-Cap Value		Long/Short Large-Cap
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$20,249	$75,862	$378	$4,129
Realized gain on investments	105,820	58,418	29,833	17,915	5,487	21,590
Change in net unrealized appreciation (depreciation) on investments	3,472	(47,570)	103,179	(39,432)	898	(24,833)

Net Increase in Net Assets Resulting from Operations	109,292	10,848	153,261	54,345	6,763	886

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	59,581	73,247	83,635	122,941	4,616	14,112
Transfers between variable and fixed accounts, net	(8,154)	(140,119)	(26,706)	(297,105)	4,117	(164,058)
Policy maintenance charges	(54,582)	(61,828)	(82,308)	(110,779)	(2,982)	(10,287)
Policy benefits and terminations	(18,481)	(14,557)	(18,487)	(24,446)	—	(184)
Other	(1,874)	(5,852)	(24)	(52,212)	135	(2,757)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(23,510)	(149,109)	(43,890)	(361,601)	5,886	(163,174)

NET INCREASE (DECREASE) IN NET ASSETS	85,782	(138,261)	109,371	(307,256)	12,649	(162,288)

NET ASSETS
Beginning of Year	601,336	739,597	943,349	1,250,605	33,551	195,839

End of Year	$687,118	$601,336	$1,052,720	$943,349	$46,200	$33,551

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Main Street Core		Mid-Cap Equity		Mid-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,926	$11,868	$6,223	$9,004	$1,627	$—
Realized gain on investments	42,772	77,891	166,902	170,875	93,803	58,953
Change in net unrealized appreciation (depreciation) on investments	90,289	(84,381)	(108,155)	(234,088)	(67,023)	(84,389)

Net Increase (Decrease) in Net Assets Resulting from Operations	141,987	5,378	64,970	(54,209)	28,407	(25,436)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	93,794	102,019	77,726	107,114	34,841	55,506
Transfers between variable and fixed accounts, net	(146,425)	(104,046)	(52,811)	(156,726)	(9,327)	(127,591)
Policy maintenance charges	(86,522)	(107,853)	(77,484)	(102,394)	(39,548)	(51,492)
Policy benefits and terminations	(50,239)	(182,042)	(45,568)	(124,265)	(39,069)	(9,001)
Other	1,405	(6,509)	(1,380)	(54,851)	(66)	(17,728)

Net Decrease in Net Assets Derived from Policy Transactions	(187,987)	(298,431)	(99,517)	(331,122)	(53,169)	(150,306)

NET DECREASE IN NET ASSETS	(46,000)	(293,053)	(34,547)	(385,331)	(24,762)	(175,742)

NET ASSETS
Beginning of Year	930,384	1,223,437	926,410	1,311,741	396,385	572,127

End of Year	$884,384	$930,384	$891,863	$926,410	$371,623	$396,385

	Mid-Cap Value		Small-Cap Equity		Small-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$194	$5,186	$1,306	$4,810	$135	$—
Realized gain on investments	1,038	37,848	3,527	26,280	22,007	55,213
Change in net unrealized appreciation (depreciation) on investments	1,032	(40,824)	6,097	(34,306)	(3,610)	(54,451)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,264	2,210	10,930	(3,216)	18,532	762

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,340	9,689	7,721	15,294	13,170	34,394
Transfers between variable and fixed accounts, net	148	(122,866)	2,024	(130,622)	1,478	(65,199)
Policy maintenance charges	(2,203)	(7,729)	(5,831)	(11,110)	(12,044)	(18,589)
Policy benefits and terminations	(472)	(55)	(1,181)	(1,989)	(1,354)	(87,408)
Other	(130)	(188)	349	(2,115)	465	(2,062)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(317)	(121,149)	3,082	(130,542)	1,715	(138,864)

NET INCREASE (DECREASE) IN NET ASSETS	1,947	(118,939)	14,012	(133,758)	20,247	(138,102)

NET ASSETS
Beginning of Year	15,949	134,888	70,040	203,798	145,769	283,871

End of Year	$17,896	$15,949	$84,052	$70,040	$166,016	$145,769

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Small-Cap Index		Small-Cap Value		Health Sciences
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,390	$4,825	$10,586	$13,304	$—	$—
Realized gain on investments	18,821	620	49,132	66,225	26,025	28,778
Change in net unrealized appreciation (depreciation) on investments	82,198	(37,814)	(4,459)	(65,298)	73,130	12,121

Net Increase (Decrease) in Net Assets Resulting from Operations	108,409	(32,369)	55,259	14,231	99,155	40,899

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	56,911	79,101	32,286	43,468	47,199	47,587
Transfers between variable and fixed accounts, net	(93,251)	20,552	(13,470)	(35,088)	(14,808)	1,793
Policy maintenance charges	(59,351)	(71,908)	(41,527)	(45,177)	(42,947)	(43,157)
Policy benefits and terminations	(40,228)	(98,659)	(12,699)	(13,423)	(14,767)	(8,426)
Other	(4,312)	(2,154)	(1,019)	(5,595)	10,506	(11,690)

Net Decrease in Net Assets Derived from Policy Transactions	(140,231)	(73,068)	(36,429)	(55,815)	(14,817)	(13,893)

NET INCREASE (DECREASE) IN NET ASSETS	(31,822)	(105,437)	18,830	(41,584)	84,338	27,006

NET ASSETS
Beginning of Year	740,613	846,050	513,933	555,517	385,363	358,357

End of Year	$708,791	$740,613	$532,763	$513,933	$469,701	$385,363

	Real Estate		Technology		Emerging Markets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,984	$—	$—	$—	$6,034	$17,512
Realized gain on investments	41,789	31,453	12,505	35,871	86,374	107,797
Change in net unrealized appreciation (depreciation) on investments	64,752	15,260	(1,977)	(44,661)	60,906	(284,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	115,525	46,713	10,528	(8,790)	153,314	(159,106)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	44,055	50,479	18,579	32,010	67,459	77,247
Transfers between variable and fixed accounts, net	7,197	(43,547)	9,342	1,879	35,801	(128,682)
Policy maintenance charges	(60,778)	(65,657)	(21,348)	(24,873)	(63,002)	(73,560)
Policy benefits and terminations	(53,092)	(25,317)	(24,544)	(29,832)	(20,473)	(205,072)
Other	3,472	(3,460)	3,596	(4,695)	1,432	(4,121)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(59,146)	(87,502)	(14,375)	(25,511)	21,217	(334,188)

NET INCREASE (DECREASE) IN NET ASSETS	56,379	(40,789)	(3,847)	(34,301)	174,531	(493,294)

NET ASSETS
Beginning of Year	732,772	773,561	172,299	206,600	707,717	1,201,011

End of Year	$789,151	$732,772	$168,452	$172,299	$882,248	$707,717

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
					Year/Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	International Large-Cap		International Small-Cap		International Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,041	$56,886	$1,872	$20,894	$19,383	$57,455
Realized gain (loss) on investments	(8,353)	(3,729)	(2,337)	1,526	(12,579)	(11,548)
Change in net unrealized appreciation (depreciation) on investments	180,481	(145,836)	14,183	(29,314)	86,084	(123,609)

Net Increase (Decrease) in Net Assets Resulting from Operations	185,169	(92,679)	13,718	(6,894)	92,888	(77,702)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	69,301	89,251	8,462	15,122	60,880	72,144
Transfers between variable and fixed accounts, net	(94,784)	(216,611)	(12,846)	(99,853)	(25,621)	(130,225)
Policy maintenance charges	(63,527)	(79,359)	(6,894)	(11,107)	(49,065)	(61,261)
Policy benefits and terminations	(26,931)	(38,668)	(2,139)	(454)	(8,378)	(25,075)
Other	3,443	(7,689)	346	(3,148)	(652)	(10,320)

Net Decrease in Net Assets Derived from Policy Transactions	(112,498)	(253,076)	(13,071)	(99,440)	(22,836)	(154,737)

NET INCREASE (DECREASE) IN NET ASSETS	72,671	(345,755)	647	(106,334)	70,052	(232,439)

NET ASSETS
Beginning of Year	855,456	1,201,211	72,722	179,056	528,504	760,943

End of Year	$928,127	$855,456	$73,369	$72,722	$598,556	$528,504

	American Funds		Pacific Dynamix -		Pacific Dynamix - Moderate
	Asset Allocation		Conservative Growth		Growth(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$257	$139	$38	$28	$28
Realized gain on investments	137	13	40	70	233
Change in net unrealized appreciation (depreciation) on investments	795	(94)	17	(63)	(15)

Net Increase in Net Assets Resulting from Operations	1,189	58	95	35	246
	—		—
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,062	1,567	—	—	150
Transfers between variable and fixed accounts, net	3,011	4,142	2,018	—	1,843
Policy maintenance charges	(2,084)	(1,234)	(472)	(249)	(279)
Policy benefits and terminations	—	(1,427)	—	—	—
Other	3,875	84	—	(1)	—
	—
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,864	3,132	1,546	(250)	1,714

NET INCREASE (DECREASE) IN NET ASSETS	10,053	3,190	1,641	(215)	1,960

NET ASSETS
Beginning of Year or Period	6,169	2,979	1,066	1,281	—

End of Year or Period	$16,222	$6,169	$2,707	$1,066	$1,960

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
			Portfolio Optimization		Portfolio Optimization
	Pacific Dynamix - Growth		Moderate-Conservative(1)		Moderate(2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,541	$170	$2,966	$904	$32,947	$11,082
Realized gain (loss) on investments	4,403	119	748	(308)	14,666	(1,357)
Change in net unrealized appreciation (depreciation) on investments	(1,853)	(533)	10,998	(1,646)	158,054	(45,034)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,091	(244)	14,712	(1,050)	205,667	(35,309)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	376	231	35,968	6,278	188,456	73,781
Transfers between variable and fixed accounts, net	257,188	—	—	127,046	(177)	1,683,336
Policy maintenance charges	(1,768)	(611)	(26,494)	(13,413)	(184,995)	(92,878)
Policy benefits and terminations	(11,236)	—	—	—	(163,659)	(12,565)
Other	249	9,166	—	(1)	(86,984)	2,281

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	244,809	8,786	9,474	119,910	(247,359)	1,653,955

NET INCREASE (DECREASE) IN NET ASSETS	250,900	8,542	24,186	118,860	(41,692)	1,618,646

NET ASSETS
Beginning of Year or Period	9,956	1,414	118,860	—	1,618,646	—

End of Year or Period	$260,856	$9,956	$143,046	$118,860	$1,576,954	$1,618,646

	Portfolio Optimization		Portfolio Optimization
	Growth(3)		Aggressive-Growth(1)		I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$36,187	$9,485	$6,762	$1,873	$378	$576
Realized gain on investments	(317)	(6,547)	(27)	(640)	(78)	(43)
Change in net unrealized appreciation (depreciation) on investments	219,133	(72,707)	55,686	(21,912)	3,087	(3,289)

Net Increase (Decrease) in Net Assets Resulting from Operations	255,003	(69,769)	62,421	(20,679)	3,387	(2,756)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	254,090	118,643	42,466	29,277	—	3,652
Transfers between variable and fixed accounts, net	2,053	1,865,389	(297)	417,089	—	—
Policy maintenance charges	(147,283)	(75,606)	(28,863)	(15,112)	(595)	(604)
Policy benefits and terminations	(16,700)	(48,288)	(3,364)	—	—	—
Other	10,810	(16,299)	3	2	—	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	102,970	1,843,839	9,945	431,256	(595)	3,048

NET INCREASE IN NET ASSETS	357,973	1,774,070	72,366	410,577	2,792	292

NET ASSETS
Beginning of Year or Period	1,774,070	—	410,577	—	16,672	16,380

End of Year or Period	$2,132,043	$1,774,070	$482,943	$410,577	$19,464	$16,672

(1)	Operations commenced on June 24, 2011.

(2)	Operations commenced on May 3, 2011.

(3)	Operations commenced on May 5, 2011.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	II		III		V
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6	$—	$100	$—	$86	$38
Realized gain (loss) on investments	110	37	1,810	3,172	(13)	(57)
Change in net unrealized appreciation (depreciation) on investments	2,005	(129)	2,959	(5,711)	1,557	(399)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,121	(92)	4,869	(2,539)	1,630	(418)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	—	3,933	—	—
Transfers between variable and fixed accounts, net	—	—	—	—	—	—
Policy maintenance charges	(379)	(360)	(991)	(984)	(314)	(315)
Policy benefits and terminations	—	—	—	—	—	—
Other	1	—	—	—	—	(1)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(378)	(360)	(991)	2,949	(314)	(316)

NET INCREASE (DECREASE) IN NET ASSETS	1,743	(452)	3,878	410	1,316	(734)

NET ASSETS
Beginning of Year	11,076	11,528	28,330	27,920	9,558	10,292

End of Year	$12,819	$11,076	$32,208	$28,330	$10,874	$9,558

	Invesco V.I. International	BlackRock Basic Value V.I.		BlackRock Global Allocation V.I.
	Growth Series II(1)	Class III		Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22	$732	$741	$3,110	$4,724
Realized gain (loss) on investments	—	226	114	1,688	745
Change in net unrealized appreciation (depreciation) on investments	72	5,295	(711)	16,667	(14,123)

Net Increase (Decrease) in Net Assets Resulting from Operations	94	6,253	144	21,465	(8,654)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	3,992	11,943	33,963	67,077
Transfers between variable and fixed accounts, net	1,711	(56)	37	(31,182)	32,331
Policy maintenance charges	(110)	(4,208)	(4,133)	(17,464)	(14,454)
Policy benefits and terminations	—	(3,574)	—	(20,933)	(5,374)
Other	—	94	517	15,994	(6,531)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,601	(3,752)	8,364	(19,622)	73,049

NET INCREASE IN NET ASSETS	1,695	2,501	8,508	1,843	64,395

NET ASSETS
Beginning of Year or Period	—	45,452	36,944	211,591	147,196

End of Year or Period	$1,695	$47,953	$45,452	$213,434	$211,591

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Fidelity VIP Contrafund		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Service Class 2		Service Class 2		Service Class 2(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,929	$3,546	$1,637	$1,819	$23	$19
Realized gain (loss) on investments	1,282	(4,095)	2,045	242	11	(1)
Change in net unrealized appreciation (depreciation) on investments	60,336	(10,850)	8,178	(3,228)	128	(92)

Net Increase (Decrease) in Net Assets Resulting from Operations	66,547	(11,399)	11,860	(1,167)	162	(74)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	19,099	30,059	15,039	17,568	564	235
Transfers between variable and fixed accounts, net	(14,036)	8,258	—	—	—	987
Policy maintenance charges	(33,330)	(31,850)	(14,366)	(15,719)	(307)	(149)
Policy benefits and terminations	(3,720)	(5,970)	(10,344)	—	—	—
Other	(3,303)	(3,871)	—	—	—	(1)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(35,290)	(3,374)	(9,671)	1,849	257	1,072

NET INCREASE (DECREASE) IN NET ASSETS	31,257	(14,773)	2,189	682	419	998

NET ASSETS
Beginning of Year or Period	423,172	437,945	90,657	89,975	998	—

End of Year or Period	$454,429	$423,172	$92,846	$90,657	$1,417	$998

	Fidelity VIP Freedom 2030		Fidelity VIP Growth		Fidelity VIP Mid Cap
	Service Class 2		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$339	$269	$90	$13	$1,031	$57
Realized gain (loss) on investments	145	45	121	169	20,499	(459)
Change in net unrealized appreciation (depreciation) on investments	1,813	(693)	1,394	(144)	12,193	(26,594)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,297	(379)	1,605	38	33,723	(26,996)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,015	468	1,337	669	27,269	19,526
Transfers between variable and fixed accounts, net	—	—	16,108	(228)	(2,808)	15,737
Policy maintenance charges	(1,939)	(1,821)	(2,029)	(1,661)	(15,447)	(13,176)
Policy benefits and terminations	—	—	(1,428)	—	(3,256)	(1,090)
Other	(1)	—	(3)	(27)	(1,460)	(2,851)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,075	(1,353)	13,985	(1,247)	4,298	18,146

NET INCREASE (DECREASE) IN NET ASSETS	4,372	(1,732)	15,590	(1,209)	38,021	(8,850)

NET ASSETS
Beginning of Year	13,848	15,580	9,480	10,689	229,862	238,712

End of Year	$18,220	$13,848	$25,070	$9,480	$267,883	$229,862

(1)	Operations commenced on July 25, 2011.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
	Fidelity VIP Value Strategies		Templeton Foreign Securities		Templeton Global Bond
	Service Class 2		Class 2(1)		Securities Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$93	$204	$—		$5,891	$2,222
Realized gain (loss) on investments	(59)	(121)	—		1,510	(2,635)
Change in net unrealized appreciation (depreciation) on investments	6,170	(2,662)	(33)		6,549	(373)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,204	(2,579)	(33)		13,950	(786)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,392	1,713	—		12,496	39,793
Transfers between variable and fixed accounts, net	315	6,776	10,147		13,928	33,663
Policy maintenance charges	(2,211)	(2,847)	(19)		(6,069)	(2,161)
Policy benefits and terminations	(2,397)	—	—		(6,068)	(3,817)
Other	(28)	—	1		16,590	(16,018)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,929)	5,642	10,129		30,877	51,460

NET INCREASE IN NET ASSETS	3,275	3,063	10,096		44,827	50,674

NET ASSETS
Beginning of Year or Period	24,814	21,751	—		83,686	33,012

End of Year or Period	$28,089	$24,814	$10,096		$128,513	$83,686

	GE Investments		Janus Aspen Series		Janus Aspen Series
	Total Return Class 3		Overseas Service Class		Enterprise Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$32	$24	$1,152	$729	$—	$—
Realized gain (loss) on investments	(1)	8	16,649	558	(24)	(4)
Change in net unrealized appreciation (depreciation) on investments	177	(106)	5,037	(75,752)	6,435	(542)

Net Increase (Decrease) in Net Assets Resulting from Operations	208	(74)	22,838	(74,465)	6,411	(546)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,011	1,011	7,601	12,953	6,539	67
Transfers between variable and fixed accounts, net	—	—	(315)	24,850	23,820	—
Policy maintenance charges	(373)	(329)	(8,560)	(7,713)	(1,722)	(894)
Policy benefits and terminations	—	—	—	—	—	—
Other	1	1	525	283	—	—

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	639	683	(749)	30,373	28,637	(827)

NET INCREASE (DECREASE) IN NET ASSETS	847	609	22,089	(44,092)	35,048	(1,373)

NET ASSETS
Beginning of Year	1,526	917	173,575	217,667	32,951	34,324

End of Year	$2,373	$1,526	$195,664	$173,575	$67,999	$32,951

(1)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011

	Lazard Retirement		Legg Mason ClearBridge Variable		Legg Mason ClearBridge Variable
	U.S. Strategic Equity Service Class		Aggressive Growth - Class II		Mid Cap Core - Class II

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21	$11	$17	$—	$47	$—
Realized gain (loss) on investments	(8)	(20)	1,427	(216)	124	(24)
Change in net unrealized appreciation (depreciation) on investments	171	1	654	133	566	(176)

Net Increase (Decrease) in Net Assets Resulting from Operations	184	(8)	2,098	(83)	737	(200)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,024	904	4,580	13,344	910	866
Transfers between variable and fixed accounts, net	268	353	(1,908)	3,412	10,147	—
Policy maintenance charges	(628)	(537)	(3,573)	(3,072)	(536)	(490)
Policy benefits and terminations	—	—	(1,347)	—	—	—
Other	—	(1)	4,126	(3,889)	1	—

Net Increase in Net Assets Derived from Policy Transactions	664	719	1,878	9,795	10,522	376

NET INCREASE IN NET ASSETS	848	711	3,976	9,712	11,259	176

NET ASSETS
Beginning of Year	1,100	389	13,453	3,741	4,580	4,404

End of Year	$1,948	$1,100	$17,429	$13,453	$15,839	$4,580

	Lord Abbett		MFS New Discovery Series		MFS Utilities Series
	Fundamental Equity Class VC(1)		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17	$4	$—	$—	$14,329	$6,015
Realized gain (loss) on investments	36	56	4,048	1,210	(3,615)	(2,114)
Change in net unrealized appreciation (depreciation) on investments	177	(284)	2,816	(3,558)	15,840	7,811

Net Increase (Decrease) in Net Assets Resulting from Operations	230	(224)	6,864	(2,348)	26,554	11,712

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	188	188	2,715	17,640	11,788	6,084
Transfers between variable and fixed accounts, net	1,026	1,928	(10,134)	8,363	(6,252)	17,884
Policy maintenance charges	(144)	(49)	(3,134)	(2,662)	(11,932)	(9,416)
Policy benefits and terminations	—	—	(1,347)	(123)	—	(181)
Other	—	—	4,124	(3,772)	—	1

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,070	2,067	(7,776)	19,446	(6,396)	14,372

NET INCREASE (DECREASE) IN NET ASSETS	1,300	1,843	(912)	17,098	20,158	26,084

NET ASSETS
Beginning of Year or Period	1,843	—	34,671	17,573	203,771	177,687

End of Year or Period	$3,143	$1,843	$33,759	$34,671	$223,929	$203,771

(1)	Operations commenced on July 5, 2011.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
		Year/Period		Year/Period
	Year Ended	Ended	Year Ended	Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011

	PIMCO Global		Royce Micro-Cap		T. Rowe Price
	Multi-Asset - Advisor Class(1)		Service Class(2)		Blue Chip Growth - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,646	$—	$—	$53	$—	$—
Realized gain (loss) on investments	59	(529)	35	(9)	1,208	(478)
Change in net unrealized appreciation (depreciation) on investments	3,610	411	139	(429)	26,178	2,038

Net Increase (Decrease) in Net Assets Resulting from Operations	6,315	(118)	174	(385)	27,386	1,560

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	22,454	57,739	235	235	18,713	22,507
Transfers between variable and fixed accounts, net	(36,635)	36,375	209	2,179	(7,990)	8,324
Policy maintenance charges	(3,415)	(572)	(109)	(65)	(12,643)	(11,074)
Policy benefits and terminations	(5,388)	—	—	—	(8,564)	(2,639)
Other	16,406	(15,887)	(1)	1	4,204	(3,862)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(6,578)	77,655	334	2,350	(6,280)	13,256

NET INCREASE (DECREASE) IN NET ASSETS	(263)	77,537	508	1,965	21,106	14,816

NET ASSETS
Beginning of Year or Period	77,537	—	1,965	—	152,105	137,289

End of Year or Period	$77,274	$77,537	$2,473	$1,965	$173,211	$152,105

	T. Rowe Price		Van Eck VIP Global Hard
	Equity Income - II		Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,832	$2,883	$2,106	$4,587
Realized gain (loss) on investments	3,410	18	21,073	(1,151)
Change in net unrealized appreciation (depreciation) on investments	23,548	(3,955)	(11,760)	(71,707)

Net Increase (Decrease) in Net Assets Resulting from Operations	30,790	(1,054)	11,419	(68,271)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,518	13,929	34,082	49,633
Transfers between variable and fixed accounts, net	(24,476)	(1,578)	(2,538)	14,702
Policy maintenance charges	(10,023)	(10,979)	(35,299)	(42,303)
Policy benefits and terminations	(2,071)	(5,066)	(10,192)	(16,336)
Other	1,647	17	1,267	(5,454)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(29,405)	(3,677)	(12,680)	242

NET INCREASE (DECREASE) IN NET ASSETS	1,385	(4,731)	(1,261)	(68,029)

NET ASSETS
Beginning of Year	188,889	193,620	339,071	407,100

End of Year	$190,274	$188,889	$337,810	$339,071

(1)	Operations commenced on September 26, 2011.

(2)	Operations commenced on July 5, 2011.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Cash Management
2012(5)	$12.72	74,332	$945,307	0.00%	0.00%	0.00%
2011	12.72	60,228	765,948	0.00%	0.00%	0.00%
2010(5)	12.72	94,296	1,199,210	0.00%	0.00%	(0.05%)
2009	12.72	143,190	1,821,978	0.00%	0.23%	0.17%
2008	12.70	109,491	1,390,815	0.00%	2.30%	2.36%

Diversified Bond
2012	$13.89	13,331	$185,217	0.00%	3.40%	8.37%
2011	12.82	8,303	106,450	0.00%	14.38%	5.94%
2010	12.10	26,087	315,700	0.00%	3.13%	8.04%
2009	11.20	20,242	226,732	0.00%	3.68%	14.13%
2008	9.81	21,181	207,863	0.00%	4.40%	(7.80%)

Floating Rate Loan
2012	$10.25	1,647	$16,888	0.00%	4.90%	8.10%
2011	9.49	1,721	16,323	0.00%	15.43%	2.50%
2010	9.25	7,230	66,908	0.00%	4.68%	7.27%
2009	8.63	7,672	66,183	0.00%	4.78%	24.31%
2008	6.94	6,810	47,256	0.00%	7.11%	(29.28%)

High Yield Bond
2012	$21.21	26,949	$571,487	0.00%	7.37%	15.30%
2011	18.39	25,178	463,087	0.00%	10.95%	3.42%
2010	17.79	33,425	594,475	0.00%	8.02%	14.52%
2009	15.53	31,709	492,437	0.00%	7.81%	39.87%
2008	11.10	30,679	340,625	0.00%	8.35%	(22.20%)

Inflation Managed
2012	$24.17	42,336	$1,023,216	0.00%	2.47%	9.87%
2011	22.00	43,433	955,462	0.00%	5.52%	11.85%
2010	19.67	60,821	1,196,208	0.00%	1.98%	8.78%
2009	18.08	62,410	1,128,402	0.00%	4.15%	20.80%
2008	14.97	63,457	949,780	0.00%	2.83%	(9.34%)

Managed Bond
2012	$23.87	70,035	$1,671,838	0.00%	5.12%	10.72%
2011	21.56	75,391	1,625,401	0.00%	5.39%	3.84%
2010	20.76	96,582	2,005,246	0.00%	3.56%	8.96%
2009	19.05	80,437	1,532,701	0.00%	6.66%	21.01%
2008	15.75	92,481	1,456,258	0.00%	4.50%	(1.71%)

Short Duration Bond
2012	$12.55	31,371	$393,648	0.00%	0.83%	3.19%
2011	12.16	30,350	369,051	0.00%	3.12%	0.87%
2010	12.05	38,128	459,623	0.00%	1.47%	3.40%
2009	11.66	40,837	476,083	0.00%	3.03%	8.66%
2008	10.73	48,726	522,788	0.00%	3.81%	(5.09%)

Emerging Markets Debt (6)
10/24/2012 - 12/31/2012	$11.06	37	$414	0.00%	See Note (7)	1.98%

American Funds Growth
2012	$14.87	31,227	$464,226	0.00%	0.16%	17.45%
2011	12.66	34,610	438,074	0.00%	0.20%	(4.66%)
2010(5)	13.28	42,722	567,159	0.00%	0.00%	18.26%
2009	11.23	33,576	376,914	0.00%	0.13%	38.86%
2008	8.08	34,210	276,553	0.00%	0.73%	(44.19%)

American Funds Growth-Income
2012	$13.44	25,117	$337,655	0.00%	1.12%	17.06%
2011	11.48	26,575	305,181	0.00%	0.73%	(2.24%)
2010(5)	11.75	48,299	567,343	0.00%	0.00%	11.03%
2009	10.58	48,728	515,545	0.00%	1.30%	30.74%
2008	8.09	44,237	357,991	0.00%	1.51%	(38.08%)

Comstock
2012	$13.36	27,819	$371,593	0.00%	1.88%	18.54%
2011	11.27	29,049	327,329	0.00%	7.78%	(2.11%)
2010	11.51	48,968	563,646	0.00%	1.30%	15.42%
2009	9.97	47,503	473,737	0.00%	1.31%	28.68%
2008	7.75	54,466	422,126	0.00%	2.15%	(36.79%)

Dividend Growth
2012	$14.56	19,399	$282,521	0.00%	1.65%	14.55%
2011	12.71	19,599	249,171	0.00%	2.95%	3.27%
2010	12.31	28,107	346,024	0.00%	0.94%	10.77%
2009	11.11	28,369	315,289	0.00%	1.79%	32.40%
2008	8.39	29,649	248,878	0.00%	1.19%	(39.07%)

Equity Index
2012	$12.16	100,717	$1,224,795	0.00%	2.30%	15.77%
2011	10.50	112,336	1,180,023	0.00%	2.75%	1.82%
2010	10.32	135,820	1,401,161	0.00%	2.16%	14.81%
2009	8.99	134,155	1,205,500	0.00%	1.72%	26.36%
2008	7.11	134,873	959,110	0.00%	2.00%	(37.35%)

See Notes to Financial Statements	See explanation of references on Page SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Focused 30
2012	$21.24	9,933	$210,999	0.00%	0.00%	23.21%
2011	17.24	11,467	197,692	0.00%	0.00%	(9.70%)
2010	19.09	11,907	227,317	0.00%	0.00%	10.35%
2009	17.30	14,345	248,196	0.00%	0.00%	50.43%
2008	11.50	13,974	160,717	0.00%	0.04%	(50.14%)

Growth LT
2012	$8.09	40,286	$325,847	0.00%	0.85%	18.24%
2011	6.84	55,787	381,627	0.00%	0.94%	(6.06%)
2010	7.28	82,296	599,289	0.00%	1.10%	11.24%
2009	6.55	86,664	567,331	0.00%	1.06%	37.28%
2008	4.77	86,675	413,309	0.00%	0.55%	(40.95%)

Large-Cap Growth
2012	$9.61	71,479	$687,118	0.00%	0.00%	18.23%
2011	8.13	73,960	601,336	0.00%	0.00%	1.07%
2010	8.04	91,936	739,597	0.00%	0.00%	14.53%
2009	7.02	225,607	1,584,733	0.00%	0.06%	40.50%
2008	5.00	234,734	1,173,562	0.00%	0.00%	(50.47%)

Large-Cap Value
2012	$15.02	70,091	$1,052,720	0.00%	1.97%	16.40%
2011	12.90	73,112	943,349	0.00%	6.79%	4.72%
2010	12.32	101,498	1,250,605	0.00%	1.02%	9.08%
2009	11.30	195,415	2,207,373	0.00%	2.12%	23.13%
2008	9.17	188,843	1,732,414	0.00%	1.84%	(34.80%)

Long/Short Large-Cap
2012	$10.87	4,251	$46,200	0.00%	0.80%	18.09%
2011	9.20	3,645	33,551	0.00%	3.55%	(2.60%)
2010	9.45	20,724	195,839	0.00%	0.87%	12.22%
2009	8.42	19,105	160,869	0.00%	0.94%	27.56%
05/02/2008 - 12/31/2008	6.60	11,175	73,767	0.00%	1.08%	(35.04%)

Main Street Core
2012	$12.37	71,504	$884,384	0.00%	0.97%	17.02%
2011	10.57	88,025	930,384	0.00%	1.12%	0.48%
2010	10.52	116,302	1,223,437	0.00%	1.01%	16.14%
2009	9.06	93,379	845,776	0.00%	1.55%	29.36%
2008	7.00	99,397	695,968	0.00%	1.49%	(38.87%)

Mid-Cap Equity
2012	$21.94	40,647	$891,863	0.00%	0.67%	7.35%
2011	20.44	45,324	926,410	0.00%	0.79%	(5.40%)
2010	21.61	60,714	1,311,741	0.00%	0.99%	23.49%
2009	17.50	66,029	1,155,183	0.00%	1.15%	39.65%
2008	12.53	76,504	958,401	0.00%	1.65%	(39.00%)

Mid-Cap Growth
2012	$13.06	28,464	$371,623	0.00%	0.39%	7.49%
2011	12.15	32,636	396,385	0.00%	0.00%	(7.81%)
2010	13.17	43,428	572,127	0.00%	0.09%	33.32%
2009	9.88	152,061	1,502,664	0.00%	0.36%	59.33%
2008	6.20	149,415	926,712	0.00%	0.12%	(48.36%)

Mid-Cap Value
2012	$19.08	938	$17,896	0.00%	1.14%	14.49%
2011	16.66	957	15,949	0.00%	6.85%	(5.69%)
2010	17.67	7,635	134,888	0.00%	1.10%	21.20%
05/01/2009 - 12/31/2009	14.58	7,573	110,391	0.00%	1.00%	32.36%

Small-Cap Equity
2012	$18.50	4,544	$84,052	0.00%	1.70%	15.93%
2011	15.96	4,389	70,040	0.00%	3.54%	(3.38%)
2010	16.52	12,340	203,798	0.00%	0.83%	20.11%
2009	13.75	8,146	112,009	0.00%	0.85%	30.22%
2008	10.56	6,775	71,536	0.00%	0.66%	(26.11%)

Small-Cap Growth
2012	$11.01	15,074	$166,016	0.00%	0.08%	12.87%
2011	9.76	14,939	145,769	0.00%	0.00%	(3.10%)
2010	10.07	28,192	283,871	0.00%	0.00%	26.01%
2009	7.99	30,161	241,010	0.00%	0.00%	47.44%
2008	5.42	29,129	157,868	0.00%	0.00%	(47.11%)

Small-Cap Index
2012	$19.38	36,567	$708,791	0.00%	1.02%	16.13%
2011	16.69	44,373	740,613	0.00%	0.61%	(4.51%)
2010	17.48	48,404	846,050	0.00%	0.92%	26.42%
2009	13.83	47,590	657,982	0.00%	1.10%	28.19%
2008	10.79	56,553	609,958	0.00%	2.01%	(35.03%)

Small-Cap Value
2012	$28.82	18,485	$532,763	0.00%	2.01%	11.09%
2011	25.94	19,810	513,933	0.00%	2.42%	2.31%
2010	25.36	21,906	555,517	0.00%	2.20%	25.34%
2009	20.23	21,577	436,568	0.00%	2.60%	27.18%
2008	15.91	20,353	323,793	0.00%	2.51%	(28.23%)

See Notes to Financial Statements	See explanation of references on Page SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

Health Sciences
2012	$24.47	19,196	$469,701	0.00%	0.00%	25.68%
2011	19.47	19,793	385,363	0.00%	0.00%	11.94%
2010	17.39	20,604	358,357	0.00%	0.00%	23.34%
2009	14.10	102,572	1,446,395	0.00%	0.12%	27.23%
2008	11.08	106,666	1,182,256	0.00%	1.23%	(28.16%)

Real Estate
2012	$36.90	21,388	$789,151	0.00%	1.15%	16.21%
2011	31.75	23,079	732,772	0.00%	0.00%	6.12%
2010	29.92	25,856	773,561	0.00%	1.41%	30.54%
2009	22.92	27,747	635,912	0.00%	2.18%	32.27%
2008	17.33	27,216	471,553	0.00%	3.78%	(39.99%)

Technology
2012	$8.61	19,555	$168,452	0.00%	0.00%	7.14%
2011	8.04	21,429	172,299	0.00%	0.00%	(4.90%)
2010	8.45	24,436	206,600	0.00%	0.00%	21.50%
2009	6.96	25,384	176,635	0.00%	0.00%	52.57%
2008	4.56	26,008	118,618	0.00%	0.10%	(51.64%)

Emerging Markets
2012	$47.11	18,726	$882,248	0.00%	0.76%	21.52%
2011	38.77	18,254	707,717	0.00%	1.90%	(17.97%)
2010	47.26	25,412	1,201,011	0.00%	1.16%	27.02%
2009	37.21	28,423	1,057,547	0.00%	0.94%	84.79%
2008	20.13	28,796	579,795	0.00%	1.68%	(47.68%)

International Large-Cap
2012	$15.75	58,915	$928,127	0.00%	1.47%	22.53%
2011	12.86	66,538	855,456	0.00%	5.30%	(10.12%)
2010	14.30	83,979	1,201,211	0.00%	1.19%	10.38%
2009	12.96	77,344	1,002,297	0.00%	1.54%	33.61%
2008	9.70	88,042	853,923	0.00%	2.27%	(35.35%)

International Small-Cap
2012	$9.45	7,765	$73,369	0.00%	2.34%	19.44%
2011	7.91	9,193	72,722	0.00%	16.57%	(12.27%)
2010	9.02	19,858	179,056	0.00%	2.65%	24.86%
2009	7.22	17,918	129,398	0.00%	1.53%	30.28%
2008	5.54	14,750	81,764	0.00%	2.74%	(47.84%)

International Value
2012	$9.97	60,033	$598,556	0.00%	3.38%	17.82%
2011	8.46	62,452	528,504	0.00%	8.61%	(12.90%)
2010	9.72	78,315	760,943	0.00%	2.42%	2.59%
2009	9.47	164,212	1,555,352	0.00%	2.32%	28.00%
2008	7.40	169,416	1,253,595	0.00%	3.08%	(47.78%)

American Funds Asset Allocation
2012	$16.99	955	$16,222	0.00%	2.37%	15.71%
2011	14.68	420	6,169	0.00%	3.74%	0.93%
2010	14.54	205	2,979	0.00%	0.00%	12.04%
09/04/2009 - 12/31/2009	12.98	20	264	0.00%	8.23%	8.21%

Pacific Dynamix - Conservative Growth
2012	$14.19	191	$2,707	0.00%	2.51%	9.42%
2011	12.97	82	1,066	0.00%	2.35%	2.92%
2010	12.60	102	1,281	0.00%	1.86%	10.28%
09/04/2009 - 12/31/2009	11.43	59	675	0.00%	5.19%	4.74%

Pacific Dynamix - Moderate Growth (6)
06/28/2012 - 12/31/2012	$15.03	130	$1,960	0.00%	1.99%	7.76%

Pacific Dynamix - Growth
2012	$15.80	16,507	$260,856	0.00%	See Note (8)	13.76%
2011	13.89	717	9,956	0.00%	3.01%	(1.85%)
2010	14.15	100	1,414	0.00%	0.28%	13.82%
10/12/2009 - 12/31/2009	12.43	12	153	0.00%	2.53%	2.29%

Portfolio Optimization Moderate-Conservative
2012	$10.80	13,242	$143,046	0.00%	2.21%	11.65%
06/24/2011 - 12/31/2011	9.67	12,285	118,860	0.00%	1.45%	(0.75%)

Portfolio Optimization Moderate
2012	$10.62	148,542	$1,576,954	0.00%	1.93%	12.94%
05/03/2011 - 12/31/2011	9.40	172,205	1,618,646	0.00%	1.34%	(5.69%)

Portfolio Optimization Growth
2012	$10.42	204,572	$2,132,043	0.00%	1.82%	14.02%
05/05/2011 - 12/31/2011	9.14	194,090	1,774,070	0.00%	1.03%	(6.83%)

Portfolio Optimization Aggressive-Growth
2012	$10.21	47,319	$482,943	0.00%	1.50%	15.17%
06/24/2011 - 12/31/2011	8.86	46,331	410,577	0.00%	0.91%	(5.32%)

I
2012	$9.91	1,964	$19,464	0.00%	2.09%	20.68%
2011	8.21	2,030	16,672	0.00%	3.19%	(13.56%)
2010	9.50	1,724	16,380	0.00%	3.64%	4.61%
2009	9.08	1,253	11,375	0.00%	2.67%	25.28%
04/28/2008 - 12/31/2008	7.25	868	6,292	0.00%	9.55%	(36.65%)

See Notes to Financial Statements	See explanation of references on Page SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

II
2012	$17.52	732	$12,819	0.00%	0.05%	19.31%
2011	14.68	754	11,076	0.00%	0.00%	(0.80%)
2010	14.80	779	11,528	0.00%	0.36%	23.06%
2009	12.03	806	9,689	0.00%	0.65%	37.40%
2008	8.75	897	7,852	0.00%	0.02%	(48.97%)

III
2012	$20.14	1,599	$32,208	0.00%	0.33%	17.43%
2011	17.15	1,652	28,330	0.00%	0.00%	(7.22%)
2010	18.48	1,510	27,920	0.00%	0.22%	27.00%
2009	14.55	1,278	18,603	0.00%	0.05%	48.61%
2008	9.79	1,075	10,533	0.00%	0.00%	(42.03%)

V
2012	$14.86	732	$10,874	0.00%	0.84%	17.29%
2011	12.67	754	9,558	0.00%	0.38%	(4.11%)
2010	13.21	779	10,292	0.00%	0.73%	9.27%
2009	12.09	806	9,742	0.00%	0.82%	24.58%
2008	9.71	900	8,733	0.00%	0.05%	(34.48%)

Invesco V.I. International Growth Series II (6)
08/07/2012 - 12/31/2012	$10.47	162	$1,695	0.00%	3.23%	5.76%

BlackRock Basic Value V.I. Class III
2012	$11.84	4,050	$47,953	0.00%	1.50%	13.81%
2011	10.40	4,369	45,452	0.00%	1.77%	(2.78%)
2010	10.70	3,453	36,944	0.00%	1.46%	12.51%
2009	9.51	2,832	26,935	0.00%	2.08%	30.87%
2008	7.27	2,413	17,536	0.00%	3.39%	(36.91%)

BlackRock Global Allocation V.I. Class III
2012	$15.67	13,624	$213,434	0.00%	1.29%	9.97%
2011	14.25	14,852	211,591	0.00%	2.74%	(3.64%)
2010	14.78	9,956	147,196	0.00%	0.76%	9.76%
2009	13.47	13,597	183,144	0.00%	2.21%	20.92%
2008	11.14	9,692	107,968	0.00%	3.64%	(19.67%)

Fidelity VIP Contrafund Service Class 2
2012	$14.64	31,035	$454,429	0.00%	1.08%	16.14%
2011	12.61	33,565	423,172	0.00%	0.82%	(2.78%)
2010	12.97	33,770	437,945	0.00%	1.17%	16.93%
2009	11.09	25,040	277,727	0.00%	1.19%	35.47%
2008	8.19	24,889	203,775	0.00%	0.80%	(42.69%)

Fidelity VIP Freedom 2020 Service Class 2
2012	$10.84	8,568	$92,846	0.00%	1.70%	13.07%
2011	9.58	9,459	90,657	0.00%	1.99%	(1.24%)
2010	9.70	9,272	89,975	0.00%	2.05%	14.33%
2009	8.49	9,359	79,441	0.00%	3.22%	28.55%
12/01/2008 - 12/31/2008	6.60	10,569	69,786	0.00%	See Note (9)	9.93%

Fidelity VIP Freedom 2025 Service Class 2
2012	$10.82	131	$1,417	0.00%	1.82%	14.80%
07/25/2011 - 12/31/2011	9.42	106	998	0.00%	4.62%	(7.82%)

Fidelity VIP Freedom 2030 Service Class 2
2012	$10.26	1,775	$18,220	0.00%	2.01%	15.18%
2011	8.91	1,554	13,848	0.00%	1.81%	(2.83%)
2010	9.17	1,699	15,580	0.00%	2.04%	15.89%
2009	7.91	1,582	12,523	0.00%	2.32%	31.18%
11/06/2008 - 12/31/2008	6.03	860	5,189	0.00%	See Note (9)	0.31%

Fidelity VIP Growth Service Class 2
2012	$12.70	1,975	$25,070	0.00%	0.54%	14.40%
2011	11.10	854	9,480	0.00%	0.12%	(0.03%)
2010	11.10	963	10,689	0.00%	0.03%	23.86%
2009	8.96	1,309	11,735	0.00%	0.18%	27.96%
2008	7.00	1,528	10,700	0.00%	0.73%	(47.31%)

Fidelity VIP Mid Cap Service Class 2
2012	$14.30	18,731	$267,883	0.00%	0.40%	14.56%
2011	12.48	18,413	229,862	0.00%	0.02%	(10.85%)
2010	14.00	17,047	238,712	0.00%	0.14%	28.57%
2009	10.89	12,932	140,856	0.00%	0.47%	39.75%
2008	7.79	12,120	94,459	0.00%	0.25%	(39.61%)

Fidelity VIP Value Strategies Service Class 2
2012	$13.18	2,132	$28,089	0.00%	0.36%	27.06%
2011	10.37	2,393	24,814	0.00%	0.81%	(9.04%)
2010	11.40	1,908	21,751	0.00%	0.44%	26.34%
2009	9.02	806	7,273	0.00%	0.37%	57.15%
2008	5.74	755	4,332	0.00%	0.69%	(51.28%)

Templeton Foreign Securities Class 2 (6)
12/19/2012 - 12/31/2012	$10.98	920	$10,096	0.00%	0.00%	(0.14%)

Templeton Global Bond Securities Class 2
2012	$11.98	10,731	$128,513	0.00%	5.83%	15.07%
2011	10.41	8,040	83,686	0.00%	5.25%	(0.87%)
07/07/2010 - 12/31/2010	10.50	3,144	33,012	0.00%	0.00%	8.94%

See Notes to Financial Statements	See explanation of references on Page SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding (1)	Assets (1)	Ratio (2)	Income Ratio (3)	Return (4)

GE Investments Total Return Class 3
2012	$11.52	206	$2,373	0.00%	1.48%	12.25%
2011	10.27	149	1,526	0.00%	1.83%	(3.10%)
07/07/2010 - 12/31/2010	10.59	87	917	0.00%	2.25%	14.03%

Janus Aspen Series Overseas Service Class
2012	$9.80	19,963	$195,664	0.00%	0.62%	13.18%
2011	8.66	20,044	173,575	0.00%	0.37%	(32.34%)
2010	12.80	17,007	217,667	0.00%	0.56%	25.02%
2009	10.24	11,196	114,618	0.00%	0.42%	79.07%
2008	5.72	11,681	66,782	0.00%	1.13%	(52.23%)

Janus Aspen Series Enterprise Service Class
2012	$12.97	5,242	$67,999	0.00%	0.00%	16.99%
2011	11.09	2,972	32,951	0.00%	0.00%	(1.65%)
2010	11.27	3,044	34,324	0.00%	0.00%	25.52%
2009	8.98	3,731	33,516	0.00%	0.00%	44.44%
2008	6.22	3,642	22,647	0.00%	0.10%	(43.86%)

Lazard Retirement U.S. Strategic Equity Service Class
2012	$10.17	192	$1,948	0.00%	1.40%	14.01%
2011	8.92	123	1,100	0.00%	1.30%	1.96%
2010	8.75	44	389	0.00%	0.85%	12.85%
12/21/2009 - 12/31/2009	7.75	26	199	0.00%	See Note (10)	(0.09%)

Legg Mason ClearBridge Variable Aggressive Growth - Class II
2012	$11.69	1,490	$17,429	0.00%	0.10%	18.46%
2011	9.87	1,363	13,453	0.00%	0.00%	2.16%
09/14/2010 - 12/31/2010	9.66	387	3,741	0.00%	0.00%	17.48%

Legg Mason ClearBridge Variable Mid Cap Core - Class II
2012	$11.80	1,342	$15,839	0.00%	0.83%	17.61%
2011	10.03	457	4,580	0.00%	0.00%	(4.14%)
2010	10.46	421	4,404	0.00%	0.00%	22.06%
2009	8.57	400	3,431	0.00%	0.13%	35.81%
06/23/2008 - 12/31/2008	6.31	372	2,349	0.00%	0.00%	(34.32%)

Lord Abbett Fundamental Equity Class VC
2012	$11.26	279	$3,143	0.00%	0.58%	10.58%
07/05/2011 - 12/31/2011	10.18	181	1,843	0.00%	0.43%	(10.66%)

MFS New Discovery Series Service Class
2012	$13.81	2,445	$33,759	0.00%	0.00%	20.90%
2011	11.42	3,035	34,671	0.00%	0.00%	(10.49%)
2010	12.76	1,377	17,573	0.00%	0.00%	35.94%
2009	9.39	1,525	14,319	0.00%	0.00%	62.92%
07/17/2008 - 12/31/2008	5.76	514	2,964	0.00%	0.00%	(33.97%)

MFS Utilities Series Service Class
2012	$12.59	17,780	$223,929	0.00%	6.63%	13.21%
2011	11.12	18,317	203,771	0.00%	3.12%	6.51%
2010	10.45	17,011	177,687	0.00%	2.83%	13.51%
2009	9.20	14,257	131,193	0.00%	4.64%	32.87%
2008	6.93	15,280	105,828	0.00%	1.30%	(37.81%)

PIMCO Global Multi-Asset - Advisor Class
2012	$9.95	7,765	$77,274	0.00%	2.98%	8.77%
09/26/2011 - 12/31/2011	9.15	8,475	77,537	0.00%	0.00%	0.63%

Royce Micro-Cap Service Class
2012	$10.92	226	$2,473	0.00%	0.00%	7.45%
07/05/2011 - 12/31/2011	10.17	193	1,965	0.00%	5.32%	(16.06%)

T. Rowe Price Blue Chip Growth - II
2012	$13.75	12,598	$173,211	0.00%	0.00%	17.91%
2011	11.66	13,044	152,105	0.00%	0.00%	1.36%
2010	11.50	11,934	137,289	0.00%	0.00%	16.00%
2009	9.92	12,101	120,009	0.00%	0.00%	41.79%
2008	6.99	10,376	72,577	0.00%	0.13%	(42.65%)

T. Rowe Price Equity Income - II
2012	$12.88	14,775	$190,274	0.00%	1.89%	16.92%
2011	11.01	17,150	188,889	0.00%	1.50%	(1.02%)
2010	11.13	17,400	193,620	0.00%	1.95%	14.74%
2009	9.70	8,497	82,405	0.00%	1.76%	25.25%
2008	7.74	8,070	62,485	0.00%	1.98%	(36.26%)

Van Eck VIP Global Hard Assets Initial Class
2012	$20.75	16,279	$337,810	0.00%	0.62%	3.39%
2011	20.07	16,893	339,071	0.00%	1.16%	(16.45%)
2010	24.02	16,946	407,100	0.00%	0.32%	29.23%
2009	18.59	14,166	263,342	0.00%	0.25%	57.54%
2008	11.80	12,941	152,706	0.00%	0.25%	(46.12%)

See Notes to Financial Statements	See explanation of references on Page SA-29

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References for Financial Highlights on pages SA-24 — SA-28
(1)	The significant decrease in units outstanding and net assets during the year ended December 31, 2011 on most of the variable accounts that invested in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those variable accounts to the four Portfolio Optimization Variable Accounts (Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1 in Notes to Financial Statements).

(2)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(3)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized. The investment income ratios for the year ended December 31, 2011 of certain variable accounts might be higher than prior years mainly due to the net investment income distributions received after the share class conversion of the underlying portfolios of Pacific Select Fund in which the variable accounts invested. Such distributions had no impact on the total returns of the variable accounts or the underlying portfolios in which the variable accounts invested.

(4)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any mortality and expense risk (“M&E”) fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Variable Accounts with a date notation indicate the inception date of that Variable Account. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(5)	Investment income ratio represents less than 0.005%.

(6)	Operations commenced during 2012 (See Note 1 in Notes to Financial Statements).

(7)	Subsequent to its commencement of operations on October 24, 2012, the Emerging Markets Debt Variable Account received its annual investment income distribution. The annualized investment income ratio was 11.78%. Prior to annualization, the ratio was 2.19%.

(8)	The investment income ratio for the Pacific Dynamix—Growth Variable Account was 11.48% for the year ended December 31, 2012. This ratio was substantially higher than prior years due to significant cash flows received shortly before the annual investment income distribution in December 2012.

(9)	Subsequent to its commencement of operations on December 1, 2008, the Fidelity VIP Freedom 2020 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 42.33%. Prior to annualization, the ratio was 3.59%. Subsequent to its commencement of operations on November 6, 2008, the Fidelity VIP Freedom 2030 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 27.29%. Prior to annualization, the ratio was 4.18%.

(10)	Subsequent to its commencement of operations on December 21, 2009, the Lazard Retirement U.S. Strategic Equity Service Class Variable Account received its annual investment income distribution. The annualized investment income ratio was 19.70%. Prior to annualization, the ratio was 0.54%.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2012 is comprised of eighty subaccounts (“Variable Accounts”). The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (See Note 3), M Fund, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”). Seventy-one of the eighty Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure. The remaining nine Variable Accounts (Inflation Protected, Portfolio Optimization Conservative, American Century VP Mid Cap Value Class II, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Freedom 2045 Service Class 2, and Lord Abbett Developing Growth Class VC) had no investments as of December 31, 2012 and therefore are not presented in the Schedule of Investments.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) seven new Variable Accounts during 2012: the Emerging Markets Debt, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, Fidelity Freedom 2035 Service Class 2, Fidelity Freedom 2045 Service Class 2, Templeton Foreign Securities Class 2, and Lord Abbett Developing Growth Class VC Variable Accounts. The following four Variable Accounts commenced operations during 2012 (The Pacific Dynamix—Moderate Growth was organized prior to January 1, 2012):

Commenced
Variable Accounts	Operations on

Emerging Markets Debt	October 24, 2012
Pacific Dynamix - Moderate Growth	June 28, 2012
Invesco V.I. International Growth Series II	August 7, 2012
Templeton Foreign Securities Class 2	December 19, 2012
     Shortly after the commencement of operations of the Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts (the “Portfolio Optimization Variable Accounts”) during 2011, significant transfers of units occurred from many of the non-Portfolio Optimization Variable Accounts into the Portfolio Optimization Variable Accounts. These transfers of units are included in “Transfers between variable and fixed accounts, net” in the Statements of Changes in Net Assets.
     Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life and Annuity Company (“PL&A”). The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.
     The Separate Account funds individual flexible premium and last survivor flexible premium variable life insurance policies issued by PL&A. The investments of the Separate Account are carried at fair value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
A. Valuation of Investments
     Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Variable Accounts for their share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under the current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by PL&A is the risk that those insured may die sooner than anticipated and therefore, PL&A will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by PL&A which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations, and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.
     In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate PL&A for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.
     PL&A is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2012, PLFA received net advisory fees from PSF at effective annual rates ranging from 0.00% to 0.99% which are based on an annual percentage of average daily net assets of each of each Portfolio of PSF, and PSD received a service fee of 0.20% on Class I shares only from PSF, based on an annual percentage of average daily net assets of each Portfolio of PSF.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2012, were as follows:

Variable Accounts	Purchases	Sales

Cash Management	$1,017,524	$838,157
Diversified Bond	105,414	32,329
Floating Rate Loan	2,990	2,920
High Yield Bond	158,737	87,933
Inflation Managed	368,389	196,112
Managed Bond	257,023	292,468
Short Duration Bond	84,163	68,401
Emerging Markets Debt (1)	430	14
American Funds Growth	34,638	82,356
American Funds Growth-Income	28,714	44,192
Comstock	46,031	37,300
Dividend Growth	34,435	26,495
Equity Index	109,750	212,016
Focused 30	33,420	42,076
Growth LT	131,062	139,168
Large-Cap Growth	144,605	54,705
Large-Cap Value	87,307	85,076
Long/Short Large-Cap	24,054	10,967
Main Street Core	110,400	252,015
Mid-Cap Equity	252,161	156,296
Mid-Cap Growth	121,080	78,106
Mid-Cap Value	3,769	2,367
Small-Cap Equity	20,967	12,644
Small-Cap Growth	57,257	31,350
Small-Cap Index	48,218	169,849
Small-Cap Value	88,056	55,677
Health Sciences	72,147	62,916
Real Estate	90,081	103,683
Technology	52,772	51,800
Emerging Markets	200,916	89,598
International Large-Cap	79,696	179,154
International Small-Cap	9,019	20,218
International Value	73,914	77,366
American Funds Asset Allocation	10,819	1,544
Pacific Dynamix - Conservative Growth	2,094	472
Pacific Dynamix - Moderate Growth (1)	8,613	6,872
Pacific Dynamix - Growth	265,168	13,004
Portfolio Optimization Moderate-Conservative	36,845	24,384
Portfolio Optimization Moderate	143,237	357,648
Portfolio Optimization Growth	262,917	123,759
Portfolio Optimization Aggressive-Growth	38,266	21,559
I	378	595

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales

II	$6	$379
III	2,118	991
V	86	314
Invesco V.I. International Growth Series II (1)	1,733	110
BlackRock Basic Value V.I. Class III	3,540	6,561
BlackRock Global Allocation V.I. Class III	60,976	76,786
Fidelity VIP Contrafund Service Class 2	24,638	54,999
Fidelity VIP Freedom 2020 Service Class 2	12,387	19,315
Fidelity VIP Freedom 2025 Service Class 2	396	102
Fidelity VIP Freedom 2030 Service Class 2	4,508	1,939
Fidelity VIP Growth Service Class 2	17,438	3,364
Fidelity VIP Mid Cap Service Class 2	50,022	23,363
Fidelity VIP Value Strategies Service Class 2	2,565	5,400
Templeton Foreign Securities Class 2 (1)	10,147	19
Templeton Global Bond Securities Class 2	84,180	47,264
GE Investments Total Return Class 3	1,043	373
Janus Aspen Series Overseas Service Class	27,472	6,961
Janus Aspen Series Enterprise Service Class	30,275	1,638
Lazard Retirement U.S. Strategic Equity
Service Class	1,313	629
Legg Mason ClearBridge Variable
Aggressive Growth - Class II	15,102	12,767
Legg Mason ClearBridge Variable
Mid Cap Core - Class II	11,093	392
Lord Abbett Fundamental Equity Class VC	1,293	157
MFS New Discovery Series Service Class	11,143	14,928
MFS Utilities Series Service Class	26,331	18,397
PIMCO Global Multi-Asset - Advisor Class	47,230	50,812
Royce Micro-Cap Service Class	500	111
T. Rowe Price Blue Chip Growth - II	22,674	28,955
T. Rowe Price Equity Income - II	6,840	32,414
Van Eck VIP Global Hard Assets Initial Class	72,318	54,051

(1)	Operations commenced during 2012 (See Note 1).
6. FAIR VALUE MEASUREMENTS
     The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
     Level 1 - Quoted prices (unadjusted) in active markets for identical holdings
     Level 2 - Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
     Level 3 - Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2012, the Variable Accounts’ holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.
7. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the year or period ended December 31, 2012 and 2011 were as follows:

	2012			2011
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease) (1)

Cash Management	103,257	(89,153)	14,104	61,992	(96,060)	(34,068)
Diversified Bond	7,621	(2,593)	5,028	3,788	(21,572)	(17,784)
Floating Rate Loan	292	(366)	(74)	1,541	(7,050)	(5,509)
High Yield Bond	7,078	(5,307)	1,771	4,533	(12,780)	(8,247)
Inflation Managed	9,293	(10,390)	(1,097)	9,139	(26,527)	(17,388)
Managed Bond	12,490	(17,846)	(5,356)	12,957	(34,148)	(21,191)
Short Duration Bond	7,243	(6,222)	1,021	5,656	(13,434)	(7,778)
Emerging Markets Debt (2)	39	(2)	37
American Funds Growth	3,954	(7,337)	(3,383)	4,783	(12,895)	(8,112)
American Funds Growth-Income	3,258	(4,716)	(1,458)	5,465	(27,189)	(21,724)
Comstock	3,081	(4,311)	(1,230)	4,965	(24,884)	(19,919)
Dividend Growth	2,445	(2,645)	(200)	2,939	(11,447)	(8,508)
Equity Index	11,574	(23,193)	(11,619)	19,963	(43,447)	(23,484)
Focused 30	866	(2,400)	(1,534)	1,558	(1,998)	(440)
Growth LT	5,194	(20,695)	(15,501)	9,372	(35,881)	(26,509)
Large-Cap Growth	7,096	(9,577)	(2,481)	9,194	(27,170)	(17,976)
Large-Cap Value	6,002	(9,023)	(3,021)	10,646	(39,032)	(28,386)
Long/Short Large-Cap	1,669	(1,063)	606	1,683	(18,762)	(17,079)
Main Street Core	9,217	(25,738)	(16,521)	10,405	(38,682)	(28,277)
Mid-Cap Equity	4,934	(9,611)	(4,677)	7,003	(22,393)	(15,390)
Mid-Cap Growth	4,051	(8,223)	(4,172)	6,773	(17,565)	(10,792)
Mid-Cap Value	137	(156)	(19)	877	(7,555)	(6,678)
Small-Cap Equity	1,037	(882)	155	1,269	(9,220)	(7,951)
Small-Cap Growth	3,624	(3,489)	135	5,563	(18,816)	(13,253)
Small-Cap Index	3,464	(11,270)	(7,806)	7,162	(11,193)	(4,031)

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2012			2011
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease) (1)

Small-Cap Value	1,305	(2,630)	(1,325)	2,906	(5,002)	(2,096)
Health Sciences	2,794	(3,391)	(597)	2,926	(3,737)	(811)
Real Estate	2,231	(3,922)	(1,691)	2,130	(4,907)	(2,777)
Technology	5,189	(7,063)	(1,874)	4,625	(7,632)	(3,007)
Emerging Markets	3,252	(2,780)	472	2,849	(10,007)	(7,158)
International Large-Cap	7,877	(15,500)	(7,623)	8,273	(25,714)	(17,441)
International Small-Cap	1,235	(2,663)	(1,428)	2,833	(13,498)	(10,665)
International Value	9,862	(12,281)	(2,419)	9,743	(25,606)	(15,863)
American Funds Asset Allocation	667	(132)	535	409	(194)	215
Pacific Dynamix - Conservative Growth	143	(34)	109	—	(20)	(20)
Pacific Dynamix - Moderate Growth (2)	610	(480)	130
Pacific Dynamix - Growth	16,625	(835)	15,790	660	(43)	617
Portfolio Optimization Moderate-Conservative (3)	3,518	(2,561)	957	13,924	(1,639)	12,285
Portfolio Optimization Moderate (4)	19,270	(42,933)	(23,663)	183,694	(11,489)	172,205
Portfolio Optimization Growth (5)	27,017	(16,535)	10,482	209,411	(15,321)	194,090
Portfolio Optimization Aggressive-Growth (3)	4,338	(3,350)	988	48,063	(1,732)	46,331
I	—	(66)	(66)	372	(66)	306
II	—	(22)	(22)	—	(25)	(25)
III	—	(53)	(53)	196	(54)	142
V	—	(22)	(22)	—	(25)	(25)
Invesco V.I. International Growth Series II (2)	173	(11)	162
BlackRock Basic Value V.I. Class III	363	(682)	(319)	1,919	(1,003)	916
BlackRock Global Allocation V.I. Class III	4,498	(5,726)	(1,228)	7,578	(2,682)	4,896
Fidelity VIP Contrafund Service Class 2	2,060	(4,590)	(2,530)	3,591	(3,796)	(205)
Fidelity VIP Freedom 2020 Service Class 2	1,458	(2,349)	(891)	1,798	(1,611)	187
Fidelity VIP Freedom 2025 Service Class 2 (6)	55	(30)	25	122	(16)	106
Fidelity VIP Freedom 2030 Service Class 2	420	(199)	221	54	(199)	(145)
Fidelity VIP Growth Service Class 2	1,402	(281)	1,121	58	(167)	(109)
Fidelity VIP Mid Cap Service Class 2	2,542	(2,224)	318	3,020	(1,654)	1,366
Fidelity VIP Value Strategies Service Class 2	216	(477)	(261)	746	(261)	485
Templeton Foreign Securities Class 2 (2)	922	(2)	920
Templeton Global Bond Securities Class 2	7,336	(4,645)	2,691	7,173	(2,277)	4,896
GE Investments Total Return Class 3	91	(34)	57	93	(31)	62
Janus Aspen Series Overseas Service Class	917	(998)	(81)	3,955	(918)	3,037
Janus Aspen Series Enterprise Service Class	2,411	(141)	2,270	6	(78)	(72)
Lazard Retirement U.S. Strategic Equity Service Class	137	(68)	69	140	(61)	79
Legg Mason ClearBridge Variable Aggressive Growth - Class II	1,391	(1,264)	127	1,701	(725)	976
Legg Mason ClearBridge Variable Mid Cap Core - Class II	934	(49)	885	83	(47)	36
Lord Abbett Fundamental Equity Class VC (7)	113	(15)	98	186	(5)	181
MFS New Discovery Series Service Class	655	(1,245)	(590)	2,332	(674)	1,658
MFS Utilities Series Service Class	1,252	(1,789)	(537)	2,183	(877)	1,306
PIMCO Global Multi-Asset - Advisor Class (8)	5,116	(5,826)	(710)	10,296	(1,821)	8,475
Royce Micro-Cap Service Class (7)	43	(10)	33	199	(6)	193
T. Rowe Price Blue Chip Growth - II	2,076	(2,522)	(446)	2,632	(1,522)	1,110
T. Rowe Price Equity Income - II	598	(2,973)	(2,375)	1,396	(1,646)	(250)
Van Eck VIP Global Hard Assets Initial Class	2,799	(3,413)	(614)	3,616	(3,669)	(53)

(1)	The significant decrease in units outstanding during the year ended December 31, 2011 on most of the Variable Accounts that invested in Class I shares of the corresponding non-portfolio optimization portfolios of Pacific Select Fund was mainly due to the transfer of assets from those Variable Accounts to the four Portfolio Optimization Variable Accounts (Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Variable Accounts), which were added to the Separate Account during 2011 (See Note 1).

(2)	Operations commenced during 2012 (See Note 1).

(3)	Operations commenced on June 24, 2011.

(4)	Operations commenced on May 3, 2011.

(5)	Operations commenced on May 5, 2011.

(6)	Operations commenced on July 25, 2011.

(7)	Operations commenced on July 5, 2011.

(8)	Operations commenced on September 26, 2011.

PACIFIC LIFE & ANNUITY COMPANY
Financial Statements as of December 31, 2012 and 2011 (As Adjusted)
and for the years ended December 31, 2012
and December 31, 2011 and 2010 (As Adjusted)
and Independent Auditors’ Report

PLA-1

Deloitte & Touche LLP Suite 1200 695 Town Center Drive Costa Mesa, CA 92626-7188 USA

Tel: +1 714 436 7100 Fax: + 1 714 436 7200 www.deloitte.com
INDEPENDENT AUDITORS’ REPORT
Pacific Life & Annuity Company:
We have audited the accompanying financial statements of Pacific Life & Annuity Company (the “Company”), which comprise the statements of financial condition as of December 31, 2012 and 2011, and the related statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012 and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
As discussed in Note 1 to the financial statements, the accompanying 2011 and 2010 financial statements have been retrospectively adjusted for the Company’s adoption of guidance related to a change in accounting for the costs associated with acquiring or renewing insurance contracts. Our opinion is not modified with respect to this matter.
As discussed in Note 1 to the financial statements, the Company changed its method of accounting and reporting for deferred policy acquisition costs in 2011. Our opinion is not modified with respect to this matter.
March 26, 2013

Member of Deloitte Touche Tomhatsu Limited

PLA-2

Pacific Life & Annuity Company
STATEMENTS OF FINANCIAL CONDITION

	December 31,
(In Thousands)	2012	2011
ASSETS		(As Adjusted)

Investments:
Fixed maturity securities available for sale, at estimated fair value	$3,270,867	$2,998,868
Equity securities available for sale, at estimated fair value	2,665	4,949
Mortgage loans	461,724	458,662
Policy loans	4,549	4,585
Other investments	26,280	43,486

TOTAL INVESTMENTS	3,766,085	3,510,550
Cash and cash equivalents	97,633	71,105
Deferred policy acquisition costs	93,117	96,166
Accrued investment income	37,151	36,908
Other assets	32,257	45,676
Separate account assets	1,949,619	1,663,533

TOTAL ASSETS	$5,975,862	$5,423,938

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$2,166,780	$1,952,251
Policyholder account balances	1,022,426	991,329
Other liabilities	106,292	119,388
Separate account liabilities	1,949,619	1,663,533

TOTAL LIABILITIES	5,245,117	4,726,501

Commitments and contingencies (Note 13)

Stockholder’s Equity:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,577	134,577
Retained earnings	381,577	350,131
Accumulated other comprehensive income	211,691	209,829

TOTAL STOCKHOLDER’S EQUITY	730,745	697,437

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$5,975,862	$5,423,938

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company
STATEMENTS OF OPERATIONS

	Years Ended December 31,
(In Thousands)	2012	2011	2010
REVENUES		(As Adjusted)	(As Adjusted)
Insurance premiums	$111,405	$501,989	$389,919
Policy fees	45,948	54,156	41,882
Net investment income	189,608	170,975	139,005
Net realized investment loss	(9,827)	(15,927)	(533)
OTTI, consisting of $2,272, $14,200 and $4,436 in total, net of $357, $4,339, and $1,947 recognized in OCI	(1,915)	(9,861)	(2,489)
Other income	418	5,723	504

TOTAL REVENUES	335,637	707,055	568,288

BENEFITS AND EXPENSES
Policy benefits paid or provided	206,428	567,709	450,453
Interest credited to policyholder account balances	37,094	35,199	31,575
Commission expenses	24,531	22,035	37,486
Operating expenses	25,658	23,734	19,492

TOTAL BENEFITS AND EXPENSES	293,711	648,677	539,006

INCOME BEFORE PROVISION FOR INCOME TAXES	41,926	58,378	29,282
Provision for income taxes	10,480	16,462	6,537

NET INCOME	$31,446	$41,916	$22,745

The abbreviation OTTI above means other than temporary impairment losses.
The abbreviation OCI above means other comprehensive income (loss).
See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company
STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31,
(In Thousands)	2012	2011	2010
		(As Adjusted)	(As Adjusted)
NET INCOME	$31,446	$41,916	$22,745

Other comprehensive income, net of tax:
Unrealized gains on securities:
Unrealized holding gains arising during period	5,501	127,985	47,806
Reclassification adjustment for gains (loss) included in net income	(3,639)	5,999	(1,574)

Other comprehensive income: unrealized gains on securities	1,862	133,984	46,232

COMPREHENSIVE INCOME	$33,308	$175,900	$68,977

See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company
STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
(In Thousands)	Stock	Capital	Earnings	Income	Total

BALANCES, (As Adjusted) JANUARY 1, 2010	$2,900	$134,577	$285,470	$29,613	$452,560
Comprehensive income:
Net income			22,745		22,745
Other comprehensive income: unrealized gain on derivatives and securities available for sale, net				46,232	46,232

Total comprehensive income					68,977

BALANCES, (As Adjusted) DECEMBER 31, 2010	2,900	134,577	308,215	75,845	521,537
Comprehensive income:
Net income			41,916		41,916
Other comprehensive income: unrealized gain on derivatives and securities available for sale, net				133,984	133,984

Total comprehensive income					175,900

BALANCES, (As Adjusted) DECEMBER 31, 2011	2,900	134,577	350,131	209,829	697,437
Comprehensive income:
Net income			31,446		31,446
Other comprehensive income: unrealized gain on derivatives and securities available for sale, net				1,862	1,862

Total comprehensive income					33,308

BALANCES, DECEMBER 31, 2012	$2,900	$134,577	$381,577	$211,691	$730,745

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Thousands)	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES		(As Adjusted)	(As Adjusted)
Net income	$31,446	$41,916	$22,745
Adjustments to reconcile net income to net cash provided by operating activities:
Undistributed loss from other investments	1,468	3,088	819
Net accretion on fixed maturity securities	(9,539)	(7,409)	(6,465)
Depreciation and other amortization	(318)	(188)	511
Deferred income taxes	(11,913)	(7,405)	(31,102)
Net realized investment loss	9,827	15,927	533
Other than temporary impairments	1,915	9,861	2,489
Net change in deferred policy acquisition costs	(4,785)	(24,179)	(4,509)
Interest credited to policyholder account balances	37,094	35,199	31,575
Change in accrued investment income	(243)	(6,483)	(6,315)
Net change in future policy benefits	227,544	527,936	376,338
Other operating activities, net	(114,120)	(63,611)	18,106

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	168,376	524,652	404,725
Net cash used in operating activities of discontinued operations			(1,183)

NET CASH PROVIDED BY OPERATING ACTIVITIES	168,376	524,652	403,542

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(209,026)	(558,285)	(748,949)
Sales	53,757	85,259	234,196
Maturities and repayments	50,736	51,920	26,389
Repayments of mortgage loans	43,244	22,463	17,354
Fundings of mortgage loans	(45,856)	(181,368)	(91,068)
Terminations of derivative instruments, net	29,397	(7,505)	(599)
Proceeds from nonhedging derivative settlements	657	4,695
Payments for nonhedging derivative settlements	(24,034)	(18,606)	(6,844)
Net change in collateral received or pledged	(36,513)	37,343	(2,700)
Other investing activity, net	1,189	4,415	(301)

NET CASH USED IN INVESTING ACTIVITIES	(136,449)	(559,669)	(572,522)

(Continued)
See Notes to Financial Statements

PLA-7

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(In Thousands)	2012	2011	2010
(Continued)		(As Adjusted)	(As Adjusted)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$198,015	$227,641	$280,864
Withdrawals	(203,414)	(162,660)	(150,654)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(5,399)	64,981	130,210

Net change in cash and cash equivalents	26,528	29,964	(38,770)
Cash and cash equivalents, beginning of year	71,105	41,141	79,911

CASH AND CASH EQUIVALENTS, END OF YEAR	$97,633	$71,105	$41,141

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$3,446	$37,087	$36,299

See Notes to Financial Statements

PLA-8

Pacific Life & Annuity Company
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the state of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska. The Company offers variable universal life (VUL) insurance, universal life (UL) insurance, term insurance, structured settlement annuities, and variable and fixed annuities. The Company is licensed to sell certain of its products in the state of New York. In 2012, the Company only offered structured settlement annuities in the state of New York and structured settlement annuities that were previously offered by the Company in all other states, were offered by Pacific Life.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values
•	Other than temporary impairment losses (OTTI) of investments
•	The fair value of and accounting for derivatives
•	The capitalization and amortization of deferred policy acquisition costs (DAC)
•	The liability for future policyholder benefits
•	Accounting for income taxes
•	Accounting for reinsurance transactions
•	Litigation and other contingencies
Certain reclassifications have been made to the 2011 and 2010 financial statements to conform to the 2012 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2012 through March 26, 2013, the date the financial statements were available to be issued.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 which modifies the Accounting Standards Codification’s (Codification) Fair Value Measurements and Disclosures Topic. The Company adopted this new guidance as of December 31, 2012 and applied it prospectively. This guidance only impacted financial statement disclosures and had no impact on the Company’s financial statements.

In June 2011, the FASB issued ASU 2011-05 to the Codification’s Comprehensive Income Topic. ASU 2011-05 revises the manner in which a company presents comprehensive income on the financial statements, however, in December 2011, the FASB deferred a portion of the presentation requirements by issuing ASU 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”. ASU 2011-05 requires a company to present each component of net income along with total net income, each

PLA-9

component of other comprehensive income (OCI) along with a total for OCI, and a total amount for comprehensive income. The Company adopted ASU 2011-05 as of December 31, 2012 after considering the deferral in ASU 2011-12 and included the new statements of comprehensive income immediately following the statements of operations. Retrospective adoption of this amendment did not have an impact on the Company’s financial position, results of operations or cash flows.

In July 2010, the FASB issued ASU 2010-20 to the Codification’s Receivable Topic for “Disclosures about the Credit Quality of Financing Receivables and the Allowance For Credit Losses”, which requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. New disclosures are intended to provide additional information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. The Company adopted this new guidance as of December 31, 2012. This guidance only impacted its financial statement disclosures and had no impact on the Company’s financial statements.

RETROSPECTIVE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In October 2010, the FASB issued ASU 2010-26 to the Codification’s Financial Services – Insurance Topic. ASU 2010-26 significantly amends the guidance applicable to accounting for costs associated with acquiring or renewing insurance contracts. The amendment specifies the following costs incurred in the acquisition of new and renewal contracts should be capitalized: 1) incremental direct costs of contract acquisition and 2) certain costs related directly to underwriting, policy issuance and processing, medical and inspecting, and sales force contract selling activities. This amendment also specifies that costs may only be capitalized based on successful contract acquisition efforts.

The Company adopted ASU 2010-26 on January 1, 2012. Financial information presented in the accompanying financial statements has been adjusted to reflect the retrospective adoption of this guidance. As a result of this accounting change, total stockholder’s equity as of January 1, 2011 and 2010 decreased by $9.6 million and $10.2 million, after tax, respectively, due to the reduction of the Company’s DAC asset for deferred costs that did not meet the provisions of the revised standard. The impact of the retrospective adoption on December 31, 2011 balance prior to adoption was a reduction in the DAC asset of $19.0 million and a reduction in total stockholder’s equity of $12.3 million, after tax. The impact of the retrospective adoption on net income amounts for the years ended December 31, 2011 and 2010 prior to adoption were decreases of $3.7 million and $0.7 million, respectively.

PLA-10

The following tables present the effects of the retrospective adoption of ASU 2010-26 to the Company’s financial statements prior to adoption, as applicable:

	Statement of Financial Condition
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
December 31, 2011:		(In Thousands)
Assets:
DAC	$115,133	($18,967)	$96,166

Liabilities:
Other liabilities (Net deferred tax liability)	126,027	(6,639)	119,388

Stockholder’s Equity:
Retained earnings	365,195	(15,064)	350,131
Accumulated other comprehensive income	207,093	2,736	209,829
Total Stockholder’s Equity	709,765	(12,328)	697,437

	Statements of Operations
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:		(In Thousands)
Expenses:
Commission expenses	$21,550	$485	$22,035
Operating expenses	18,497	5,237	23,734

Income before provision for income taxes	64,100	(5,722)	58,378
Provision for income taxes	18,464	(2,002)	16,462
Net income	45,636	(3,720)	41,916

For the year ended December 31, 2010:
Expenses:
Commission expenses	$37,393	$93	$37,486
Operating expenses	18,498	994	19,492

Income before provision for income taxes	30,369	(1,087)	29,282
Provision for income taxes	6,917	(380)	6,537
Net income	23,452	(707)	22,745

PLA-11

	Statements of Stockholder’s Equity
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
Balances, January 1, 2011:	(In Thousands)
Retained earnings	$319,559	($11,344)	$308,215
Accumulated other comprehensive income	74,097	1,748	75,845
Total Stockholder’s Equity	531,133	(9,596)	521,537

Balances, January 1, 2010:
Retained earnings	$296,107	($10,637)	$285,470
Accumulated other comprehensive income	29,170	443	29,613
Total Stockholder’s Equity	462,754	(10,194)	452,560

	Statements of Stockholder’s Equity
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:		(In Thousands)
Net income	$45,636	($3,720)	$41,916
Other comprehensive income	132,996	988	133,984
Total comprehensive income	178,632	(2,732)	175,900

For the year ended December 31, 2010:
Net income	$23,452	($707)	$22,745
Other comprehensive income	44,927	1,305	46,232
Total comprehensive income	68,379	598	68,977

	Statements of Cash Flows
	Prior to	Effect of	As Currently
	Adoption	Adoption	Reported
For the year ended December 31, 2011:		(In Thousands)
Net income	$45,636	($3,720)	$41,916
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(5,403)	(2,002)	(7,405)
Net change in deferred policy acquisition costs	(29,899)	5,720	(24,179)
Other operating activities, net	(63,613)	2	(63,611)
Net cash provided by operating activities	524,652	-	524,652

For the year ended December 31, 2010:
Net income	$23,452	(707)	$22,745
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(30,722)	(380)	(31,102)
Net change in deferred policy acquisition costs	(5,598)	1,089	(4,509)
Other operating activities, net	18,108	(2)	18,106
Net cash provided by operating activities	403,542	-	403,542

PLA-12

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTI. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only, it is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest-rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the loan. When the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

PLA-13

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnerships and joint venture interests, derivative instruments, non-marketable equity securities and trading securities. Non-marketable equity securities are carried at estimated fair value with unrealized gains and losses recognized in OCI. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss). Partnership and joint venture interests are recorded under the cost or equity method of accounting.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. See discussion of the discontinuance of cash flow hedge accounting in Note 4. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income over the remaining life of the hedged item.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of money market securities.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services – Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The capitalized sales inducement balance included in the DAC asset was $9.2 million and $9.8 million as of December 31, 2012 and 2011, respectively.

For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

Effective October 1, 2011, the Company changed its DAC amortization method for periods when actual gross profits (AGPs) are negative. During reporting periods of negative AGPs, DAC amortization may be negative, which would result in an increase to the DAC balance. The specific facts and circumstances surrounding the potential negative amortization are evaluated to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the

PLA-14

reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed periodically to ensure that the unamortized balance does not exceed expected recoverable EGPs.

Components of DAC are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)
Balance, January 1	$96,166	$73,637	$74,385

Additions:
Capitalized during the year	15,857	14,258	15,145

Amortization:
Allocated to commission expenses	(8,953)	9,812	(10,055)
Allocated to operating expenses	(2,119)	109	(581)

Total amortization	(11,072)	9,921	(10,636)
Allocated to OCI	(7,834)	(1,650)	(5,257)

Balance, December 31	$93,117	$96,166	$73,637

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 0.6% to 7.7%.

The Company offers variable annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g. GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 6). All other GLB guarantees are accounted for as embedded derivatives (Note 4).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as an unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 7.7%. Future dividends for participating business are provided for in the liability for future policy benefits.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

PLA-15

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts primarily ranged from 0.4% to 7.7%.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance agreements. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place. The Company also assumes reinsurance from other insurers.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.

Reinsurance receivables primarily include amounts associated with the reinsurance of a terminated block of long-term disability policies. Reinsurance receivables, included in other assets, were $3.8 million and $1.3 million as of December 31, 2012 and 2011, respectively. Reinsurance payables, included in other liabilities, were $5.6 million and $3.8 million as of December 31, 2012 and 2011, respectively.

The components of insurance premiums presented in the statements of operations are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)

Direct premiums	$107,583	$496,660	$387,184
Reinsurance assumed	7,465	8,559	5,730
Reinsurance ceded	(3,643)	(3,230)	(2,995)

Insurance premiums	$111,405	$501,989	$389,919

PLA-16

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses of contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from three to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts (payable) receivable under the tax sharing agreement as of December 31, 2012 and 2011 were ($4.2) million and $14.7 million and are included in other liabilities and other assets, respectively. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

Each reporting cycle, the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

PLA-17

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

The Company prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of the Company was $84.0 million, $17.0 million and $50.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus of the Company was $488.6 million and $447.7 million as of December 31, 2012 and 2011, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2012 and 2011, the Company exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by the Company to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2012 statutory results, the Company could pay $35.1 million in dividends to Pacific Life in 2013 without prior regulatory approval. No dividends were paid during 2012, 2011, and 2010.

PLA-18

3.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities represents amortized cost adjusted for OTTI recognized in earnings. The net carrying amount of equity securities represents cost adjusted for OTTI. See Note 7 for information on the Company’s estimated fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
December 31, 2012:
U.S. Government	$9,149	$384		$9,533
Obligations of states and political subdivisions	312,665	71,000		383,665
Foreign governments	37,645	8,917		46,562
Corporate securities	2,112,950	436,326	$3,732	2,545,544
Residential mortgage-backed securities	200,743	17,693	707	217,729
Commercial mortgage-backed securities	49,093	6,413		55,506
Other asset-backed securities	11,879	449		12,328

Total fixed maturity securities	$2,734,124	$541,182	$4,439	$3,270,867

Perpetual preferred securities	$2,063	$179		$2,242
Other equity securities		423		423

Total equity securities	$2,063	$602	$0	$2,665

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
December 31, 2011:
U.S. Government	$6,000	$22		$6,022
Obligations of states and political subdivisions	304,171	48,595	$278	352,488
Foreign governments	37,650	3,945		41,595
Corporate securities	2,007,969	333,439	5,864	2,335,544
Residential mortgage-backed securities	214,557	12,989	10,769	216,777
Commercial mortgage-backed securities	29,142	4,980		34,122
Other asset-backed securities	11,904	751	335	12,320

Total fixed maturity securities	$2,611,393	$404,721	$17,246	$2,998,868

Perpetual preferred securities	$6,063	$127	$1,241	$4,949

Total equity securities	$6,063	$127	$1,241	$4,949

PLA-19

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2012, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Thousands)
Due in one year or less	$9,785	$1,311		$11,096
Due after one year through five years	205,007	22,592	$81	227,518
Due after five years through ten years	591,880	85,587	609	676,858
Due after ten years	1,665,737	407,137	3,042	2,069,832

	2,472,409	516,627	3,732	2,985,304
Mortgage-backed and asset-backed securities	261,715	24,555	707	285,563

Total fixed maturity securities	$2,734,124	$541,182	$4,439	$3,270,867

PLA-20

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other investments, which include equity securities available for sale and cost method investments.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2012:
Corporate securities	16	$85,682	$3,732
Residential mortgage-backed securities	5	11,801	707

Total fixed maturity securities	21	97,483	4,439

Other investments	2	822	53

Total other investments	2	822	53

Total	23	$98,305	$4,492

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2012:
Corporate securities	10	$66,312	$903	6	$19,370	$2,829
Residential mortgage-backed securities				5	11,801	707

Total fixed maturity securities	10	66,312	903	11	31,171	3,536

Other investments	2	822	53

Total other investments	2	822	53

Total	12	$67,134	$956	11	$31,171	$3,536

PLA-21

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2011:
Obligations of states and political subdivisions	1	$5,222	$278
Corporate securities	16	78,133	5,864
Residential mortgage-backed securities	28	116,832	10,769
Other asset-backed securities	1	1,571	335

Total fixed maturity securities	46	201,758	17,246

Perpetual preferred securities	1	2,759	1,241

Total other investments	1	2,759	1,241

Total	47	$204,517	$18,487

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2011:
Obligations of states and political subdivisions				1	$5,222	$278
Corporate securities	7	$44,964	$889	9	33,169	4,975
Residential mortgage-backed securities	5	14,460	1,077	23	102,372	9,692
Other asset-backed securities	1	1,571	335

Total fixed maturity securities	13	60,995	2,301	33	140,763	14,945

Perpetual preferred securities				1	2,759	1,241

Total other investments				1	2,759	1,241

Total	13	$60,995	$2,301	34	$143,522	$16,186

The Company has evaluated fixed maturity securities and other investments with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

PLA-22

The table below presents non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2012.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and				2008 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	Thereafter
	($ In Thousands)
Prime RMBS:
A	$16,236	$17,268	12%	12%
BAA	20,408	21,622	14%	14%
BA and below	104,853	108,950	74%	1%	42%	26%	5%

Total	$141,497	$147,840	100%	27%	42%	26%	5%	0%

Alt-A RMBS:
BA and below	$9,406	$9,559	100%	31%	31%	18%	20%

Total	$9,406	$9,559	100%	31%	31%	18%	20%	0%

Sub-prime RMBS:
A	$1,506	$1,506	100%	100%

Total	$1,506	$1,506	100%	100%	0%	0%	0%	0%

CMBS:
AAA	$9,325	$9,730	19%					19%
AA	29,747	35,277	61%	30%				31%
A	10,020	10,442	20%					20%
Below BA	1	57	0%

Total	$49,093	$55,506	100%	30%	0%	0%	0%	70%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.
PL&A is a member of the Federal Home Loan Bank of San Francisco (FHLB). As of December 31, 2012, no assets are pledged as collateral. As of December 31, 2012, PL&A holds FHLB stock with an estimated fair value of $5 million, which has been restricted for sale and is recorded in other investments.

PLA-23

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)
Fixed maturity securities	$160,938	$148,204	$116,592
Equity securities	323	744	753
Mortgage loans	28,213	23,405	16,554
Policy loans	147	94	115
Partnerships and joint ventures	3,321	1,405	6,567
Other	220	285	903

Gross investment income	193,162	174,137	141,484
Investment expense	3,554	3,162	2,479

Net investment income	$189,608	$170,975	$139,005

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)
Fixed maturity securities:
Gross gains on sales	$6,272	$1,203	$9,089
Gross losses on sales	(96)	(1,680)	(5,683)

Total fixed maturity securities	6,176	(477)	3,406

Equity securities:
Gross gains on sales	479		552
Gross losses on sales	(91)	(275)

Total equity securities	388	(275)	552

Variable annuity GLB embedded derivatives	13,015	(58,420)	2,649
Variable annuity GLB policy fees	11,809	10,349	10,021
Variable annuity derivatives - total return swaps	(26,397)	(15,981)	(16,555)
Foreign currency and interest rate swaps	42	4,080
Forward starting interest rate swaps	(14,889)	44,715	(145)
Indexed universal life embedded derivatives	(213)	40	(105)
Call options	229	(12)	143
Trading securities		11	288
Other	13	43	(787)

Total	($9,827)	($15,927)	($533)

PLA-24

The table below summarizes the OTTI by investment type:

	Recognized in	Included in
	Earnings	OCI	Total
	(In Thousands)
Year ended December 31, 2012:
Corporate securities	$663		$663
RMBS	464	$357	821
Equity securities	788		788

Total OTTI	$1,915	$357	$2,272

Year ended December 31, 2011:
Corporate securities	$7,569		$7,569
RMBS	1,759	$4,339	6,098

OTTI - fixed maturity securities	9,328	4,339	13,667
Other investments	533		533

Total OTTI	$9,861	$4,339	$14,200

Year ended December 31, 2010:
Corporate securities	$928		$928
RMBS	742	$1,947	2,689

OTTI - fixed maturity securities	1,670	1,947	3,617
Other investments	819		819

Total OTTI	$2,489	$1,947	$4,436

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI.

	Years Ended December 31,
	2012	2011
	(In Thousands)
Cumulative credit loss, January 1	$2,515	$851
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired	335	606
Securities not previously other than temporarily impaired	129	1,063

Total additions	464	1,669

Reductions for credit impairments previously recognized on:
Securities sold	(395)
Securities due to an increase in expected cash flows and time value of cash flows	(1)	(5)

Total subtractions	(396)	(5)

Cumulative credit loss, December 31	$2,583	$2,515

PLA-25

The table below presents gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Thousands)
December 31, 2012:
Corporate securities	$34	$3,698	$3,732
RMBS	358	349	707

Total fixed maturity securities	$392	$4,047	$4,439

December 31, 2011:
Obligations of states and political subdivisions		$278	$278
Corporate securities		5,864	5,864
RMBS	$4,565	6,204	10,769
Other asset-backed securities		335	335

Total fixed maturity securities	$4,565	$12,681	$17,246

Perpetual preferred securities		$1,241	$1,241

Total equity securities	-	$1,241	$1,241

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)
Available for sale securities:
Fixed maturity	$149,268	$278,226	$73,070
Equity	1,716	(395)	834

Total available for sale securities	$150,984	$277,831	$73,904

There were no trading securities held as of December 31, 2012 and 2011.

As of December 31, 2012 and 2011, fixed maturity securities of $6.2 million and $6.0 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $461.7 million and $458.7 million as of December 31, 2012 and 2011, respectively. Mortgage loans are collateralized by real estate properties primarily located throughout the U.S. As of December 31, 2012, approximately $134 million, $66 million, $45 million, $43 million and $38 million were located in California, Washington, Texas, Georgia and District of Columbia, respectively. As of December 31, 2012, $7.7 million was located in Canada. There were no defaults during the years ended December 31, 2012, 2011 and 2010. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2012 and 2011.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of

PLA-26

net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into one of four levels: 1) No Credit Concern, 2) Minimal Credit Concern, 3) Moderate Credit Concern and 4) Significant Credit Concern. Loans in the Level 1 category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays. Loans in Level 2 are also performing, as payments are current with no history of delinquency, however, one or more of the following factors may exist: there may be some negative market pressure and outlook due to economic factors and financial covenants may have been triggered due to a decline in performance. The credit profile and borrower sponsorship remain stable, but require monitoring due to declining trends.

Level 3 loans are experiencing significant or prolonged negative market pressure and/or some performance uncertainty due to economic factors affecting the collateral. One or more of the following situations may exist: financial covenants may have been triggered due to declines in performance or the borrower may have requested covenant relief; loan credit profile and/or the borrower sponsorship’s financial status give cause for concern; and/or near term maturity is coupled with negative market conditions, low collateral performance, and/or borrower instability resulting in increased refinance risk. The collateral performance is not expected to support a refinance without a principal reduction or other substantive credit enhancement. Level 4 loans have experienced prolonged severe negative market and/or collateral performance trends and the borrower has expressed an inability to pay or asked for accommodations from the Company. Without additional capital infusion or an acceptable modification to the existing loan terms, default and subsequent legal action is likely. This category includes loans in payment default. Impairment is likely and specific reserves or write downs may be required. Loans that have been classified as Level 3, Moderate Credit concern or Level 4, Significant Credit Concern are placed on a watch list and monitored on a monthly basis.

Loans that have been identified as Level 4 Significant Credit Concern are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Once a loan is impaired the amount of the impairment is calculated by comparing the fair value of the loan to the book value of the loan. The loan value can be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, a creditor may measure impairment based on a loan’s observable market price, or the fair value of the collateral if the loan is a collateral dependent loan.

The Company had no impaired mortgage loans or write-downs during the years ended December 31, 2012 and 2010. As of December 31, 2011, one mortgage loan totaling $30 million was considered impaired, however no impairment loss was necessary since the estimated fair value of the collateral was greater than the carrying amount.

PLA-27

The following tables set forth mortgage loan credit levels as of December 31, 2012 and 2011 ($ In Thousands):

	December 31, 2012
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$43,282	1.34			$10,348	0.81			$53,630	1.24
Golf course			$7,696	0.89					7,696	0.89
Mixed use	19,647	1.10							19,647	1.10
Office	211,580	1.84							211,580	1.84
Resort	43,910	3.38							43,910	3.38
Retail	56,732	2.19							56,732	2.19
Construction loans	68,529	N/A							68,529	N/A

Total mortgage loans	$443,680	1.98	$7,696	0.89	$10,348	0.81	$0		$461,724	1.92

	December 31, 2011
	Level 1		Level 2		Level 3		Level 4
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		All Levels
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Property Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Apartment	$43,683	1.36			$10,340	0.73			$54,023	1.24
Golf course			$7,828	1.04					7,828	1.04
Industrial							$29,960	1.08	29,960	1.08
Mixed use	19,829	1.11							19,829	1.11
Office	213,069	1.82							213,069	1.82
Resort	44,389	3.06							44,389	3.06
Retail	54,446	2.09							54,446	2.09
Construction loans	35,118	N/A							35,118	N/A

Total mortgage loans	$410,534	1.92	$7,828	1.04	$10,340	0.73	$29,960	1.08	$458,662	1.81

4.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in the statement of financial condition. The Company applies hedge accounting by designating derivative instruments as cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

PLA-28

The Company developed a pattern of forecasted transactions that did not occur as originally forecasted, and as a result, derivative instruments previously designated as cash flow hedges should have been reported as derivatives not designated as hedging instruments during 2010. The impact of the discontinuance of cash flow hedge accounting was insignificant to the financial statements for the year ended December 31, 2010, and therefore, the financial statements and footnote disclosures for the year ended December 31, 2010 were not revised. Effective June 29, 2012, the Company reestablished its ability to utilize cash flow hedge accounting. The Company did not designate any derivatives as cash flow hedges during the year ended December 31, 2012.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively. Payments, amortization of upfront premiums and receipts are recognized in net realized investment gain (loss).

Forward starting interest rate swaps are used to hedge the variability in the future interest payments from the purchase price from the anticipated purchase of fixed rate securities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset to a U.S. dollar fixed rate asset. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals; calculated using agreed upon rates and the exchanged principal amounts. The main currency that the Company hedges is the Canadian Dollar.

Interest rate swaps are used by the Company primarily to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company utilizes call options to hedge the credit paid to the policy on the underlying index. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premium and the settlements will be recognized in net realized investment gain (loss).

The Company offers indexed universal life insurance products, which credit the price return of an underlying index to the policyholder’s cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following:

PLA-29

fixed return account or one year S&P 500 indexed currently capped at 13%. The indexed products contain embedded derivatives and are recorded in policyholder account balances.

The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2012	2011
	(In Thousands)
Variable annuity GLB embedded derivatives	$1,568,086	$1,561,814
Variable annuity derivatives - total return swaps	117,791	169,745
Forward starting interest rate swaps		240,000
Foreign currency and interest rate swaps	11,672	16,940
Call options	8,160	6,610
Indexed universal life embedded derivatives	9,048	6,909
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments of $23.5 million, $14.2 million and $6.8 million for the years ended December 31, 2012, 2011 and 2010, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2012		2011	2010
	(In Thousands)
Variable annuity derivatives - total return swaps	($3,032)		($1,579)	($9,741)
Forward starting interest rate swaps	(14,889)		44,138
Foreign currency and interest rate swaps	(395	) (1)	3,354 (1)
Call options	626		271	251
Embedded derivatives:
Variable annuity GLB embedded derivatives	13,015		(58,420)	2,649
Indexed universal life embedded derivatives	(213)		40	(105)

Total	($4,888)		($12,196)	($6,946)

(1)	Includes foreign currency translation gains and (losses) for foreign currency interest rate swaps.
DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and benchmark interest rates. These cash flows include those associated with existing assets, as well as the forecasted interest cash flows related to anticipated investment purchases.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recognized in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in

PLA-30

the estimated fair value of the derivative is recognized in net realized investment gain (loss). Hedge ineffectiveness related to dedesignated cash flow hedges was zero for the years ended December 31, 2012 and 2011 and immaterial for the year ended December 31, 2010.

The Company reclassified gains of $0.6 million from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring for the years ended December 31, 2012 and 2011. Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring for the year ended December 31, 2010 were immaterial. Over the next twelve months, the Company anticipates that $0.2 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

The Company had no outstanding derivatives designated as cash flow hedges as of December 31, 2012 and 2011. The Company had gains recognized in OCI for changes in estimated fair value for derivatives designated as cash flow hedges for interest rate swaps of zero, zero and $3.2 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts do not include the periodic net settlements of the derivatives.

FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s statements of financial condition at estimated fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 7.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2012	2011		2012	2011
	(In Thousands)			(In Thousands)
Derivatives not designated as hedging instruments:
Variable annuity derivatives - total return swaps		$172	(1)	$1,088	$582	(1)
	$18		(4)	101	2,114	(4)
Forward starting interest rate swaps		34,752	(1)
		11,295	(4)
Foreign currency and interest rate swaps	2,160	2,446	(1)
		2,148	(4)	620	517	(4)
Call options	209	96	(1)
	31		(4)	1		(4)

Embedded derivatives:
Variable annuity GLB embedded derivatives				67,197	80,212	(2)
Indexed universal life embedded derivatives				530	317	(3)

Total derivatives not designated as hedging instruments	2,418	50,909		69,537	83,742

Total derivatives	$2,418	$50,909		$69,537	$83,742

Location on the statements of financial condition:

(1) Other investments (2) Future policy benefits (3) Policyholder account balances (4) Other liabilities
Cash collateral received from counterparties was zero and $36.1 million as of December 31, 2012 and 2011, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $0.4 million and zero

PLA-31

as of December 31, 2012 and 2011, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments. If the net estimated fair value of the exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value of the exposure to the counterparty is negative, the estimated fair value is included in other liabilities.
CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2012 was $1.6 million. The maximum exposure to any single counterparty was $1.5 million at December 31, 2012.

For all derivative contracts, excluding variable annuity GLB embedded derivative contracts, the Company enters into master agreements that may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceased to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2012, the Company’s financial strength ratings were above the specified level.

The Company enters into collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold. Certain of these arrangements include credit-contingent provisions that provide for a reduction of these thresholds in the event of downgrades in the credit ratings of the Company and/or the counterparty. If these financial strength ratings were to fall below a specific investment grade credit rating, the counterparties to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all derivative instruments with credit risk related contingent features that are in a liability position as of December 31, 2012, is $1.0 million for which the Company has posted $0.3 million in the normal course of business. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2012, the Company would not have been required to post any additional collateral to its counterparties.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

5.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2012	2011
	(In Thousands)
Structured settlement annuity liabilities	$2,051,158	$1,836,555
Variable annuity GLB embedded derivatives	67,197	80,212
Policy benefits payable	33,947	21,198
Life insurance	20,107	21,880
URR	(5,629)	(7,594)

Total	$2,166,780	$1,952,251

PLA-32

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2012	2011
	(In Thousands)
Annuity and deposit liabilities	$988,634	$961,953
Variable universal life	33,792	29,376

Total	$1,022,426	$991,329

6.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 4.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

In 2011, the Company began offering variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

PLA-33

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2012	2011
	($ In Thousands)
Return of net deposits
Separate account value	$1,833,942	$1,556,825
Net amount at risk (1)	15,207	67,830
Average attained age of contract holders	62 years	61 years

Anniversary contract value
Separate account value	$617,883	$558,250
Net amount at risk (1)	9,444	41,784
Average attained age of contract holders	62 years	61 years
(1) Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,
	2012	2011	2012	2011
	GMIB		GMWBL
	($ In Thousands)		($ In Thousands)
Separate account value	$10,853	$10,957	$122,749	$25,380
Average attained age of contract holders	58 years	57 years	65 years	65 years
The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,
	2012	2011	2012	2011	2012	2011
	GMDB		GMIB		GMWBL
	(In Thousands)		(In Thousands)		(In Thousands)
Balance, beginning of year			$202	$84
Changes in reserves	$292	$497	(81)	118	$250
Benefits paid	(274)	(497)

Balance, end of year	$18	-	$121	$202	$250	-

PLA-34

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2012	2011
	(In Thousands)
Asset type
Equity	$1,149,716	$1,003,364
Bonds	680,655	549,316
Money market	3,724	4,145

Total separate account value	$1,834,095	$1,556,825

7.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most fixed maturity securities that are valued using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable. Level 3 instruments include less liquid securities, such as certain private placement securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.

PLA-35

The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2012 and 2011.

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2012:
Assets:
U.S. Government		$9,533				$9,533
Obligations of states and political subdivisions		371,152	$12,513			383,665
Foreign governments		34,162	12,400			46,562
Corporate securities		2,332,700	212,844			2,545,544
RMBS		217,729				217,729
CMBS		55,506				55,506
Other asset-backed securities		10,410	1,918			12,328

Total fixed maturity securities		3,031,192	239,675			3,270,867

Perpetual preferred securities		2,242				2,242
Other equity securities	$1	1	421			423

Total equity securities	1	2,243	421			2,665

Other investments			4,619			4,619

Derivatives:
Foreign currency and interest rate swaps		2,160		$2,160		2,160
Equity derivatives			18	18	($1,106)	(1,088)
Call options			240	240	(31)	209

Total derivatives	-	2,160	258	2,418	(1,137)	1,281

Separate account assets (2)	1,932,967		15,789			1,948,756

Total	$1,932,968	$3,035,595	$260,762	$2,418	($1,137)	$5,228,188

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$620		$620		$620
Equity derivatives			$1,189	1,189	($1,106)	83
Embedded derivatives			67,727	67,727		67,727
Call options			1	1	(31)	(30)

Total	-	$620	$68,917	$69,537	($1,137)	$68,400

PLA-36

				Gross
				Derivatives
				Estimated	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2011:
Assets:
U.S. Government		$6,022				$6,022
Obligations of states and political subdivisions		352,488				352,488
Foreign governments		24,845	$16,750			41,595
Corporate securities		2,183,492	152,052			2,335,544
RMBS		200,978	15,799			216,777
CMBS		19,042	15,080			34,122
Other asset-backed securities		10,749	1,571			12,320

Total fixed maturity securities	-	2,797,616	201,252			2,998,868

Perpetual preferred securities		4,949				4,949

Total equity securities	-	4,949	-			4,949

Other investments			3,630			3,630

Derivatives:
Forward starting interest rate swaps		46,047		$46,047	($11,295)	34,752
Foreign currency and interest rate swaps		4,594		4,594	(2,148)	2,446
Equity derivatives			172	172	(582)	(410)
Call options			96	96		96

Total derivatives	-	50,641	268	50,909	(14,025)	36,884

Separate account assets (2)	$1,647,976		14,951			1,662,927

Total	$1,647,976	$2,853,206	$220,101	$50,909	($14,025)	$4,707,258

Liabilities:
Derivatives:
Forward starting interest rate swaps					($11,295)	($11,295)
Foreign currency and interest rate swaps		$517		$517	(2,148)	(1,631)
Equity derivatives			$2,696	2,696	(582)	2,114
Embedded derivatives			80,529	80,529		80,529

Total	-	$517	$83,225	$83,742	($14,025)	$69,717

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the statement of financial condition held with the same counterparty, as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.
(2)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services — Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the tables above differ from the amounts presented in the statements of financial condition because cash and receivables for securities are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.

PLA-37

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The estimated fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

PLA-38

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair values. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for interest rate swaps and equity options. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness by both risk managers and investment accountants.

Excluding embedded derivatives, as of December 31, 2012, 100% of derivatives based upon notional values were priced by valuation models. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2012.

Derivative instruments classified as Level 2 include interest rate and currency swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as total return swaps. Also included in Level 3 classification are embedded derivatives in certain insurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility and equity index levels, and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same estimated fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

PLA-39

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in hedge funds.

Level 1 assets includes mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 3 assets are hedge funds that invest in multiple strategies to diversify risks, for which estimated fair value is not readily determinable as the estimated fair value measurement inputs are not sufficiently transparent for the underlying investments. The fair values have been estimated using the net asset values obtained daily from the fund managers. These funds can be redeemed as long as there is no restriction in place. Certain funds are restricted from redemption for a period of one year following the anniversary of each investment made to the underlying fund. The redemption frequency (if currently eligible) for these funds is quarterly and the redemption period is 90 days. Unfunded commitments are zero as of December 31, 2012.

PLA-40

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	In to	Out of				December 31,
	2012	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2012
	(In Thousands)
Obligations of states and political subdivisions			$79	$12,434					$12,513
Foreign governments	$16,750	$4	1,354		($5,708)				12,400
Corporate securities	152,052	1,163	7,078	91,482	(57,618)	$22,471	($1,239)	($2,545)	212,844
RMBS	15,799	195	2,339		(17,147)			(1,186)	-
CMBS	15,080		383		(15,407)			(56)	-
Other asset-backed securities	1,571		373					(26)	1,918

Total fixed maturity securities	201,252	1,362	11,606	103,916	(95,880)	22,471	(1,239)	(3,813)	239,675

Other equity securities			421						421

Total equity securities	-	-	421	-	-	-	-	-	421

Other investments	3,630					989			4,619

Derivatives, net:
Equity derivatives	(2,524)	(3,032)						4,385	(1,171)
Embedded derivatives	(80,529)	12,802				(485)		485	(67,727)
Call options	96	626						(483)	239

Total derivatives	(82,957)	10,396	-	-	-	(485)	-	4,387	(68,659)

Separate account assets (2)	14,951	838							15,789

Total	$136,876	$12,596	$12,027	$103,916	($95,880)	$22,975	($1,239)	$574	$191,845

PLA-41

				Transfers
		Total Gains or Losses		In and/or
	January 1,	Included in	Included in	Out of				December 31,
	2011	Earnings	OCI	Level 3 (1)	Purchases	Sales	Settlements	2011
	(In Thousands)
Obligations of states and political subdivisions	$17,803		$1,452	($19,255)				-
Foreign governments	5,425	$4	271	11,050				$16,750
Corporate securities	127,567	(7,851)	15,616	(8,358)	$33,898		($8,820)	152,052
RMBS	15,348	(158)	3,871	(2,595)			(667)	15,799
CMBS	15,560		(261)				(219)	15,080
Other asset-backed securities	1,509		99				(37)	1,571

Total fixed maturity securities	183,212	(8,005)	21,048	(19,158)	33,898	-	(9,743)	201,252

Other investments	3,801		181			($352)		3,630

Derivatives, net:
Equity derivatives	(8,836)	(1,579)					7,891	(2,524)
Embedded derivatives	(22,107)	(58,379)			(389)		346	(80,529)
Call options	325	157					(386)	96

Total derivatives	(30,618)	(59,801)	-	-	(389)	-	7,851	(82,957)

Separate account assets (2)	15,210	(259)						14,951

Total	$171,605	($68,065)	$21,229	($19,158)	$33,509	($352)	($1,892)	$136,876

(1)	Transfers in and/or out are recognized at the end of each quarterly reporting period.
(2)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.
During the year ended December 31, 2012, transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. The transfers into Level 3 were primarily attributable to decreased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2012, the Company did not have any transfers between Levels 1 and 2.

During the year ended December 31, 2011, the Company transferred $55.2 million of fixed maturity securities out of Level 2 and into Level 3, and transferred $74.3 million of fixed maturity securities out of Level 3 and into Level 2. The net transfers into Level 2 were primarily attributable to the increased availability and use of market observable inputs to estimate fair value. During the year ended December 31, 2011, the Company did not have any transfers between Level 1 and Level 2.

PLA-42

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

		Net
	Net	Realized
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
December 31, 2012:	(In Thousands)
Foreign governments	$4			$4
Corporate securities	732	$1,094	($663)	1,163
RMBS	307		(112)	195

Total fixed maturity securities	1,043	1,094	(775)	1,362

Equity derivatives		(3,032)		(3,032)
Embedded derivatives		12,802		12,802
Call options		626		626

Total derivatives		10,396		10,396

Separate account assets		838		838

Total	$1,043	$12,328	($775)	$12,596

		Net
	Net	Realized
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
December 31, 2011:	(In Thousands)
Foreign governments	$4			$4
Corporate securities	(282)		($7,569)	(7,851)
RMBS	212		(370)	(158)

Total fixed maturity securities	(66)		(7,939)	(8,005)

Equity derivatives		($1,579)		(1,579)
Embedded derivatives		(58,379)		(58,379)
Call options		157		157

Total derivatives		(59,801)		(59,801)

Separate account assets		(259)		(259)

Total	($66)	($60,060)	($7,939)	($68,065)

PLA-43

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2012	2011
	(In Thousands)
Derivatives, net: (1)
Equity derivatives	($600)	($2,524)
Embedded derivatives	12,970	(58,349)
Call options	239	96

Total derivatives	12,609	(60,777)

Separate account assets (2)	838	(259)

Total	$13,447	($61,036)

(1)	Amounts are recognized in net realized investment gain (loss).
(2)	Included in earnings of separate account assets are realized/unrealized gains (losses) that are offset by corresponding amounts in separate account liabilities, which results in a net zero impact on earnings for the Company.

PLA-44

The following table presents certain quantitative information on significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2012 ($ In Thousands).

	Estimated
	Fair Value
	December 31,
	2012	Predominant	Significant	Range
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)
Obligations of states and political subdivisions	$12,513	Discounted cash flow	Spread (1)	162-390 (362)
Foreign governments	12,400	Discounted cash flow	Spread (1)	191
Corporate securities	212,844	Discounted cash flow	Spread (1)	83-746 (328)
		Market pricing	Quoted prices (3)	102-120 (117)
Other asset-backed securities	1,918	Market pricing	Quoted prices (3)	102
Other equity securities	421	Market comparable companies	EBITDA (4) multiple	4x
Other investments	4,619	Redemption value (2)	Redemption value	100
Equity derivatives and call options	(932)	Option pricing model	Equity volatility	17%-25%
Embedded derivatives	(67,727)	Option pricing techniques	Equity volatility	17%-35%
			Mortality:
			Ages 0-40	0%-0.15%
			Ages 41-60	0.06%-0.49%
			Ages 61-120	0.43%-100%
			Mortality improvement	0.20%-1.40%
			Withdrawal utilization	0%-80%
			Lapse rates	1.00%-100%
			Credit standing adjustment	0.44%-1.71%
Separate account assets	15,789	Net asset value

Total	$191,845

(1)	Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.

(2)	Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(3)	Independent broker quotations were used in determination of estimated fair value.

(4)	The abbreviation EBITDA means earnings before interest, taxes, depreciation and amortization.
The Company did not have any nonfinancial assets or liabilities measured at estimated fair value on a nonrecurring basis resulting from impairments as of December 31, 2012 and 2011. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

PLA-45

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at estimated fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2012		December 31, 2011
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
		(In Thousands)
Assets:
Mortgage loans	$461,724	$546,938	$458,662	$486,207
Policy loans	4,549	4,549	4,585	4,585
Other investments	1,881	2,411	2,336	3,463
Cash and cash equivalents	97,633	97,633	71,105	71,105
Liabilities:
Annuity and deposit liabilities	988,634	988,634	961,953	961,953
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2012 and 2011:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments in which the estimated fair value is based on the ownership percentage of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying value based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

PLA-46

8.	OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the statements of comprehensive income and statements of equity. The disclosure of the gross components of OCI and related taxes are as follows:

	Years Ended December 31,
	2012	2011	2010
		(In Thousands)
Gross holding gain (loss):
Securities available for sale	$155,633	$267,751	$76,192
Derivatives		(2,847)	3,197
Income tax expense	(54,472)	(92,716)	(27,782)
Reclassification adjustment:
Sale of securities available for sale - net realized investment (gain) loss	(6,564)	752	(3,958)
OTTI recognized on securities available for sale	1,915	9,328	1,670
Derivatives - net investment income	(950)	(273)	(87)
Derivatives - net realized investment gain		(577)
Income tax expense (benefit)	1,960	(3,231)	801
Allocation of holding gain to DAC	(7,834)	(1,650)	(5,257)
Allocation of holding loss to future policy benefits	(141,119)	(66,539)	(707)
Income tax benefit	53,255	23,869	2,086
Other, net	38	117	77

Total other comprehensive income, net	$1,862	$133,984	$46,232

9.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)
Current	$22,393	$23,867	$37,639
Deferred	(11,913)	(7,405)	(31,102)

Total	$10,480	$16,462	$6,537

PLA-47

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 35% to the provision for income taxes reflected in the statements of operations is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)
Provision for income taxes at the statutory rate	$14,674	$20,432	$10,249
Separate account dividends received deduction	(3,432)	(3,113)	(3,224)
Nontaxable investment income	(1,086)	(991)	(884)
Other	324	134	396

Provision for income taxes	$10,480	$16,462	$6,537

No unrecognized tax benefits will be realized over the next twelve months.

During the years ended December 31, 2012, 2011 and 2010, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2012	2011
	(In Thousands)
Deferred tax assets:
Policyholder reserves	$50,546	$34,294
Investment valuation	44,710	25,696
Hedging		931

Total deferred tax assets	95,256	60,921

Deferred tax liabilities:
DAC	(21,136)	(18,775)
Hedging	(11,206)
Partnership income	(3,152)	(2,963)
Other	(17,807)	(9,141)

Total deferred tax liabilities	(53,301)	(30,879)

Deferred tax asset, net	41,955	30,042
Deferred taxes on OCI	(111,663)	(110,900)

Net deferred tax liability	($69,708)	($80,858)

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC and its subsidiaries file income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008, and is auditing PMHC’s tax returns for the tax years December 31, 2009 and 2010. The state of California concluded audits for tax years 2003 and 2004 without material assessment. The Company does not expect the Federal audits to result in any material assessments.

PLA-48

10.	SEGMENT INFORMATION

The Company has two operating segments: Retirement Solutions and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Retirement Solutions segment’s principal products include variable and fixed annuities and structured settlement annuities and are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Life Insurance segment provides life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, and term life. Distribution channels include regional life offices, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2012 and 2011, the Company had foreign investments with an estimated fair value of $591.5 million and $517.2 million, respectively. Revenues derived from any customer did not exceed 10% of total revenues for the years ended December 31, 2012, 2011 and 2010.

PLA-49

The following segment information is as of and for the year ended December 31, 2012:

	Retirement	Life	Corporate
	Solutions	Insurance	and Other	Total
REVENUES	(In Thousands)
Insurance premiums	$107,269	$4,136		$111,405
Policy fees	31,388	14,560		45,948
Net investment income	173,864	4,398	$11,346	189,608
Net realized investment gain (loss)	(12,253)	522	1,904	(9,827)
OTTI	(1,731)		(184)	(1,915)
Other income	119	299		418

Total revenues	298,656	23,915	13,066	335,637

BENEFITS AND EXPENSES
Policy benefits	192,569	13,873	(14)	206,428
Interest credited	35,598	1,496		37,094
Commission expenses	22,445	2,086		24,531
Operating expenses	21,431	2,416	1,811	25,658

Total benefits and expenses	272,043	19,871	1,797	293,711

Income before provision for income taxes	26,613	4,044	11,269	41,926
Provision for income taxes	6,399	1,127	2,954	10,480

Net income	$20,214	$2,917	$8,315	$31,446

Total assets	$5,457,034	$221,441	$297,387	$5,975,862
DAC	87,242	5,875		93,117
Separate account assets	1,835,091	114,528		1,949,619
Policyholder and contract liabilities	3,135,760	53,446		3,189,206
Separate account liabilities	1,835,091	114,528		1,949,619

PLA-50

The following segment information is as of and for the year ended December 31, 2011:

	Retirement	Life	Corporate
	Solutions	Insurance	and Other	Total
REVENUES	(In Thousands)
Insurance premiums	$496,374	$5,615		$501,989
Policy fees	30,844	23,312		54,156
Net investment income	158,224	3,293	$9,458	170,975
Net realized investment gain (loss)	(17,322)	(171)	1,566	(15,927)
OTTI	(8,564)	(2)	(1,295)	(9,861)
Other income	5,246	477		5,723

Total revenues	664,802	32,524	9,729	707,055

BENEFITS AND EXPENSES
Policy benefits	560,541	7,166	2	567,709
Interest credited	33,919	1,280		35,199
Commission expenses	17,152	4,883		22,035
Operating expenses	18,061	2,740	2,933	23,734

Total benefits and expenses	629,673	16,069	2,935	648,677

Income before provision for income taxes	35,129	16,455	6,794	58,378
Provision for income taxes	9,413	5,587	1,462	16,462

Net income	$25,716	$10,868	$5,332	$41,916

Total assets	$4,918,471	$203,643	$301,824	$5,423,938
DAC	89,425	6,741		96,166
Separate account assets	1,557,527	106,006		1,663,533
Policyholder and contract liabilities	2,896,275	47,282	23	2,943,580
Separate account liabilities	1,557,527	106,006		1,663,533

PLA-51

The following segment information is for the year ended December 31, 2010:

	Retirement	Life	Corporate
	Solutions	Insurance	and Other	Total
REVENUES	(In Thousands)
Insurance premiums	$386,927	$2,992		$389,919
Policy fees	29,009	12,873		41,882
Net investment income	126,829	2,054	$10,122	139,005
Net realized investment gain (loss)	(2,216)	891	792	(533)
OTTI	(1,075)		(1,414)	(2,489)
Other income	26	413	65	504

Total revenues	539,500	19,223	9,565	568,288

BENEFITS AND EXPENSES
Policy benefits	437,751	12,554	148	450,453
Interest credited	30,627	948		31,575
Commission expenses	34,641	2,845		37,486
Operating expenses	14,819	2,912	1,761	19,492

Total benefits and expenses	517,838	19,259	1,909	539,006

Income (loss) before income taxes	21,662	(36)	7,656	29,282
Provision (benefit) for income taxes	4,735	(200)	2,002	6,537

Net income	$16,927	$164	$5,654	$22,745

11.	TRANSACTIONS WITH AFFILIATES

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $21.1 million, $20.3 million and $16.2 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Pacific Life Fund Advisors LLC (PLFA), is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for Pacific Life’s mutual funds products. PLFA is owned 99% by Pacific Life and 1% by the Company.

Service fees earned and related expenses are being recognized at either PLFA or Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life and distributor of the Company’s variable life insurance and variable annuity products. Earnings from PLFA to the Company, included in net investment income, for the years ended December 31, 2012, 2011 and 2010, amounted to $3.0 million, $2.8 million and $2.5 million, respectively. Revenues earned by PSD are passed onto the Company as a reduction of commission expense paid to PSD on the Company’s variable annuity and variable life insurance products. Commission expense reductions amounted to $3.4 million, $3.4 million and $2.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an agreement with Pacific Life to borrow up to $20 million at variable interest rates. The Company did not utilize this borrowing facility during 2012 and 2011.

PLA-52

12.	DEBT

The Company maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these lines of credit as of December 31, 2012 and 2011.

The Company is a member of the FHLB. The Company is eligible to borrow from the FHLB amounts based on a percentage of statutory capital and surplus and could borrow amounts up to $135.4 million. Of this amount, half, or $67.7 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2012 and 2011, the Company had no debt outstanding with the FHLB.

13.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2013	$10,839
2014 through 2017	3,100

Total	$13,939

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the separate account Dividends Received Deduction (DRD) and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s financial statements.

PLA-53

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that claims, if any, against the Company related to such indemnification matters are not likely to have a material adverse effect on the Company’s financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

See Note 4 for discussion of contingencies related to derivative instruments.

PLA-54

Supplement dated May 1, 2013 to Prospectus Dated May 1, 2013 for
Pacific Select Exec II – NY, Pacific Select Exec III – NY,
Pacific Select Exec IV – NY, and Pacific Select Exec V – NY
Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver – NY Last Survivor
Flexible Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: M International Equity Fund (“Variable Account I”), M Large Cap Growth Fund (“Variable Account II”), M Capital Appreciation Fund (“Variable Account III”), and M Business Opportunity Value Fund (“Variable Account V”).

Variable Account I:  M International Equity Fund
Variable Account II: M Large Cap Growth Fund
Variable Account III: M Capital Appreciation Fund
Variable Account V:  M Large Cap Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	Portfolio Manager

M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Capital Appreciation	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, L.P.

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

Statements and Reports We’ll Send You
We’ll send you financial statements that we receive from M Fund.

Voting Rights
We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account
The rights we describe in the accompanying variable life insurance prospectus under Making changes to the Separate Account also apply to the M Fund.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 26. Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998; Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

	(b)	Memorandum Establishing Separate Account; Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

(2)	Inapplicable

(3)	(a)	Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD); Filed as part of the Registration Statement on Form N-6 via EDGAR on May 27, 2011, File No. 333-172851, Accession Number 0000950123-11-054590.

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers; Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

(4)	(a)	Flexible Premium Variable Life Insurance Policy; Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(b)	Annual Renewable Term Rider (Form R98-ART NY); Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(c)	Accelerated Living Benefit Rider (Form R92-ABR NY); Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

	(d)	Spouse Term Rider (Form R98-SPT NY); Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(e)	Children’s Term Rider (Form R84-CT NY); Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(f)	Waiver of Charges (Form R98-WC NY); Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(g)	Accidental Death Benefit (Form R84-AD NY); Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(h)	Guaranteed Insurability Rider (Form R93-GI NY); Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(i)	Disability Benefit Rider (Form R84-DB NY); Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire; Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 via EDGAR on February 28, 2001, File No. 333-80825, Accession Number 0001017062-01-000444.

(6)	(a)	Bylaws of PL&A; Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

	(b)	Articles of Incorporation of PM Group Life Insurance Company; Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company; Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

1

(7)	Form of Reinsurance Contract; Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on February 21, 2003, File No. 333-80825, Accession No. 0001017062-03-000294.

(8)	(a)	Form of Participation Agreement between PL&A and Pacific Select Fund; Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

	(b)	Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life); Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on September 22, 1999, File No. 333-80825, Accession Number 0001017062-99-001625.

	(c)	Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 8/14/00; Filed as part of Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 via EDGAR on May 1, 2001, File No. 333-80825, Accession Number 0001017062-01-500161.

	(d)	Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 12/22/00; Filed as part of Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 via EDGAR on May 1, 2001, File No. 333-80825, Accession Number 0001017062-01-500161.

	(e)	Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 1/1/02; Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on April 22, 2002, File No. 333-80825, Accession Number 0001017062-02-000726.

	(f)	M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company; Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-80825, Accession No. 0001193125-04-008927.

	(g)	Participation Agreement between PL&A, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company; Filed as Exhibit 8(f) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 via EDGAR on April 18, 2005, File No. 333-71081, Accession No. 0000892569-05-000248.

	(h)	Addendum to Participation Agreement with Merrill Lynch Variable Series Funds, Inc. and FAM Distributors, Inc.; Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, Accession No. 0000892569-05-000557.

	(i)	Participation Agreement with Fidelity Variable Insurance Products (Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Products Fund III); Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, Accession No. 0000892569-05-000557.

	(j)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc. and FAM Distributors, Inc.; Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, Accession No. 0000892569-05-000557.

	(k)	Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc.; Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, Accession No. 0000892569-05-000557.

	(l)	Participation Agreement with Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Corporation; Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, Accession No. 0000892569-05-000557.

	(j)	Addendums to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company; Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession No. 0000892569-07-000175.

	(m)	Participation Agreement with Janus Aspen Series; Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

(1) First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136598, Accession No. 0001193125-12-503073 filed on December 14, 2012 and incorporated by reference herein.

	(n)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC; Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

	(o)	Administrative Services Agreement with Janus Distributors LLC; Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

	(p)	Participation Agreement with Lazard Retirement Series, Inc.; Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

	(q)	Service Agreement with Lazard Asset Management Securities LLC; Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

	(r)	Participation Agreement with Legg Mason Partners III; Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

	(s)	Service Agreement with Legg Mason Investor Services, LLC; Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

	(t)	Participation Agreement with MFS Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

	(u)	Service Agreement with Massachusetts Financial Services Company; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

	(v)	Participation Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

	(w)	Service Agreement with GE Investments Funds, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

	(x)	Participation Agreement with Franklin Templeton Variable Insurance Products Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

	(y)	Administrative Services Agreement with Franklin Templeton Services, LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

(1) First Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

	(z)	(1) Form of Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as Exhibit 8(y) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File Number 333-118913, Accession No. 0000892569-07-001219.

(2) Form of Second Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-80825, Accession Number 0000950123-12-006372.

	(aa)	Form of Amendment to Fidelity Investments Institutional Operations Company, Inc. Service Agreement; Filed as Exhibit 8(z) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File Number 333-118913, Accession No. 0000892569-07-001219.

	(bb)	Form of Amendment to Fidelity Distributors Corporation Service Contract; Filed as Exhibit 8(aa) as part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 via EDGAR on September 28, 2007, File Number 333-118913, Accession No. 0000892569-07-001219.

	(cc)	Distribution and Services Agreement (Amended and Restated) with GE Investment Distributors, Inc.; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 27, 2010, File No. 333-80825, Accession Number 0000950123-10-038671.

	(dd)	Lord Abbett Series Fund, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-80825, Accession Number 0000950123-10-086799.

	(ee)	Lord Abbett Series Fund, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-80825, Accession Number 0000950123-10-086799.

	(ff)	Lord Abbett Series Fund, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-80825, Accession Number 0000950123-10-086799.

	(gg)	Royce Fund Services, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-80825, Accession Number 0000950123-10-086799.

	(hh)	Royce Fund Services, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on September 17, 2010, File No. 333-80825, Accession Number 0000950123-10-086799.

	(ii)	Participation Agreement with PIMCO Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

(2) Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

	(jj)	Services Agreement with PIMCO LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

	(kk)	Selling Agreement with Allianz Global Investors Distributors LLC; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 22, 2011, File No. 333-80825, Accession Number 0000950123-11-038249.

	(ll)	Form of American Century Investment Services, Inc. Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-80825, Accession Number 0000950123-12-006372.

	(mm)	Form of American Century Investment Services, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-80825, Accession Number 0000950123-12-006372.

	(nn)	Form of AIM Variable Insurance Funds Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 4, 2008, File No. 333-136598, Accession Number 0000892569-08-001561.

(1) First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on April 23, 2012, File No. 333-80825, Accession Number 0000950123-12-006372.

	(oo)	Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 4, 2008, File No. 333-136598, Accession Number 0000892569-08-001561.

	(pp)	Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on December 4, 2008, File No. 333-136598, Accession Number 0000892569-08-001561.

	(qq)	Participation Agreement with Dreyfus

	(rr)	Administrative Services Agreement with Dreyfus

	(ss)	Distribution Agreement with Dreyfus

	(tt)	Participation Agreement with Neuberger Berman

	(uu)	Administrative Services Agreement with Neuberger Berman

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered; Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures

(18)	Powers of Attorney

Item 27. Directors and Officers of Pacific Life & Annuity

Name and Address	Positions and Offices with Pacific Life & Annuity
James T. Morris	Director, Chairman and Chief Executive Officer
Khanh T. Tran	Director, President and Chief Investment Officer
Adrian S. Griggs	Executive Vice President and Chief Financial Officer
Sharon A. Cheever	Director, Senior Vice President and General Counsel
Jane M. Guon	Director, Vice President and Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President and Chief Accounting Officer
Joseph W. Krum	Vice President and Treasurer
Brian D. Klemens	Vice President and Controller

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 28. Persons Controlled by or Under Common Control with Pacific Life & Annuity Company (Pacific Life & Annuity) or Pacific Select Exec Separate Account of Pacific Life & Annuity.
The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:
PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED
ENTERPRISES LEGAL STRUCTURE
Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a Nebraska Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

Item 29. Indemnification

(a)	The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 30. Principal Underwriters

(a)   PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)   For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)   PSD retains no compensation or net discounts or commissions from the Registrant.

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 32. Management Services

Not applicable

Item 33. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 31 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California on the day of April 19, 2013.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE & ANNUITY COMPANY

BY:

James T. Morris*
Director, Chairman and Chief Executive Officer

BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

BY:

James T. Morris*
Director, Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, Chairman and Chief Executive Officer	April 19, 2013

Khanh T. Tran*	Director, President and Chief Investment Officer	April 19, 2013

Adrian S. Griggs*	Executive Vice President and Chief Financial Officer	April 19, 2013

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 19, 2013

Jane M. Guon*	Director, Vice President and Secretary	April 19, 2013

Michael A. Bell*	Executive Vice President	April 19, 2013

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 19, 2013

Joseph W. Krum*	Vice President and Treasurer	April 19, 2013

Brian D. Klemens*	Vice President and Controller	April 19, 2013

*By:	/s/ SHARON A. CHEEVER	April 19, 2013

Sharon A. Cheever
as attorney-in-fact

     (Powers of Attorney are contained in this Registration Statement as Exhibit 18.)